UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21180

Name of Fund: BlackRock Municipal Income Investment Quality Trust (BAF)

Fund Address:    100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Municipal Income

            Investment Quality Trust, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 08/31/2014

Date of reporting period: 02/28/2014

Item 1 – Report to Stockholders

FEBRUARY 28, 2014

SEMI-ANNUAL REPORT (UNAUDITED)

BlackRock Municipal Bond Investment Trust (BIE)

BlackRock Municipal Bond Trust (BBK)

BlackRock Municipal Income Investment Quality Trust (BAF)

BlackRock Municipal Income Quality Trust (BYM)

BlackRock Municipal Income Trust II (BLE)

BlackRock MuniHoldings Investment Quality Fund (MFL)

BlackRock MuniVest Fund, Inc. (MVF)

Not FDIC Insured • May Lose Value • No Bank Guarantee

2	SEMI-ANNUAL REPORT	FEBRUARY 28, 2014

Dear Shareholder

One year ago, US financial markets were improving despite a sluggish global economy, as easy monetary policy gave investors enough conviction to take on more risk in their portfolios. Slow but positive growth in the US was sufficient to support corporate earnings, while uncomfortably high unemployment reinforced expectations that the Federal Reserve would continue its aggressive monetary stimulus programs. International markets were more volatile given uneven growth rates and more direct exposure to macro risks such as the banking crisis in Cyprus and a generally poor outlook for European economies. Emerging markets significantly lagged the rest of the world amid fears over slowing growth and debt problems.

Global financial markets were rattled in May when then-Fed Chairman Bernanke mentioned the possibility of reducing (or “tapering”) the central bank’s asset purchase programs — comments that were widely misinterpreted as signaling an end to the Fed’s zero-interest-rate policy. US Treasury yields rose sharply, triggering a steep sell-off across fixed income markets. (Bond prices move in the opposite direction of yields.) Equity prices also suffered as investors feared the implications of a potential end of a program that had greatly supported the markets. Markets rebounded in late June, however, when the Fed’s tone turned more dovish, and improving economic indicators and better corporate earnings helped extend gains through most of the summer.

Although autumn brought mixed events, it was a surprisingly positive period for most asset classes. Early on, the Fed defied market expectations with its decision to delay tapering, but higher volatility returned in late September when the US Treasury Department warned that the national debt would soon breach its statutory maximum. The ensuing political brinksmanship led to a partial government shutdown, roiling global financial markets through the first half of October. Equities and other so-called “risk assets” managed to resume their rally when politicians engineered a compromise to reopen the government and extend the debt ceiling, at least temporarily.

The remainder of 2013 was generally positive for stock markets in the developed world, although investors continued to grapple with uncertainty about when and how much the Fed would scale back on stimulus. When the long-awaited taper announcement ultimately came in mid-December, the Fed reduced the amount of its monthly asset purchases but at the same time reaffirmed its commitment to maintaining low short-term interest rates. Markets reacted positively, as the taper signaled the Fed’s perception of real improvement in the economy, and investors were finally relieved from the anxiety that had gripped them for quite some time.

The start of the new year brought another turn in sentiment, as heightened volatility in emerging markets and mixed US economic data caused global equities to weaken in January while bond markets found renewed strength. Although these headwinds persisted, equities were back on the rise in February thanks to positive developments in Washington, DC. For one, Congress extended the nation’s debt ceiling through mid-March 2015, thereby reducing some degree of fiscal uncertainty for the next year. Additionally, investors were encouraged by market-friendly comments in new Fed Chair Janet Yellen’s Congressional testimony, giving further assurance that short-term rates would remain low for a prolonged period.

While accommodative monetary policy was the main driver behind positive market performance over the period, it was also a key cause of investor uncertainty. Developed market stocks were the strongest performers for the six- and 12-month periods ended February 28. In contrast, emerging markets were weighed down by uneven growth, high levels of debt and severe currency weakness, in addition to the broader concern about reduced global liquidity. The anticipation of Fed tapering during 2013 pressured US Treasury bonds and other high-quality fixed income sectors, including tax-exempt municipals and investment grade corporate bonds. High yield bonds, to the contrary, benefited from income-oriented investors’ search for yield in the low-rate environment. Short-term interest rates remained near zero, keeping yields on money market securities close to historic lows.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit www.blackrock.com for further insight about investing in today’s world.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

“While accommodative monetary policy was the main driver behind positive market performance over the period, it was also a key cause of investor uncertainty.”

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of February 28, 2014
	6-month	12-month
US large cap equities (S&P 500® Index)	15.07%	25.37%
US small cap equities (Russell 2000® Index)	17.75	31.56
International equities (MSCI Europe, Australasia, Far East Index)	15.01	19.28
Emerging market equities (MSCI Emerging Markets Index)	4.77	(6.01)
3-month Treasury bill (BofA Merrill Lynch 3-Month US Treasury Bill Index)	0.03	0.08
US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	2.61	(3.65)
US investment grade bonds (Barclays US Aggregate Bond Index)	2.84	0.15
Tax-exempt municipal bonds (S&P Municipal Bond Index)	6.08	(0.27)
US high yield bonds (Barclays US Corporate High Yield 2% Issuer Capped Index)	7.46	8.36
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Municipal Market Overview

For the Reporting Period Ended February 28, 2014

Municipal Market Conditions

In the earlier months of 2013, municipal bond supply was met with robust demand as investors were starved for yield in the low-rate, low-return environment and seeking tax-exempt investments in light of higher US tax rates that became effective at the turn of the year. Investors moved into municipal bond mutual funds, favoring long-duration and high-yield funds as they tend to provide higher levels of income.

However, market conditions turned less favorable in May when the US Federal Reserve initially mentioned the eventual reduction of its bond-buying stimulus program (which ultimately took effect in January 2014). Further signals from the Fed alluding to a retrenchment of asset purchases led to rising interest rates and waning municipal bond performance in June. (Bond prices fall as rates rise.) Municipal bond mutual funds saw strong outflows in the last six months of 2013, before investors again sought the relative safety of the asset class in the new year. For the 12-month period ended February 28, 2014, net outflows were approximately $64 billion (based on data from the Investment Company Institute).

High levels of interest rate volatility resulted in a sharp curtailment of tax-exempt issuance in May through the end of the period. However, from a historical perspective, total new issuance for the 12 months ended February 28, 2014 remained relatively strong at $315 billion (but meaningfully lower than the $387 billion issued in the prior 12-month period). A significant portion of new supply during this period was attributable to refinancing activity (roughly 40%) as issuers took advantage of lower interest rates to reduce their borrowing costs.

S&P Municipal Bond Index
Total Returns as of February 28, 2014
6 months : 6.08%
12 months : (0.27)%

A Closer Look at Yields

From February 28, 2013 to February 28, 2014, muni yields increased by 81 basis points (“bps”) from 2.91% to 3.72% on AAA-rated 30-year municipal bonds, while increasing 59 bps from 1.81% to 2.40% on 10-year bonds and rising another 23 bps from 0.77% to 1.00% on 5-year issues (as measured by Thomson Municipal Market Data). Overall, the municipal yield curve remained relatively steep over the 12-month period as the spread between 2- and 30-year maturities widened by 86 bps and the spread between 2- and 10-year maturities widened by 64 bps.

During the same time period, US Treasury rates rose by 49 bps on 30-year and 77 bps on 10-year bonds, while moving up 74 bps in 5-years. Accordingly, tax-exempt municipal bonds underperformed Treasuries on the long end of the yield curve as investors sought to reduce interest rate risk later in the period. On the short end of the curve, the outperformance of municipal bonds versus Treasuries was driven largely by a supply/demand imbalance within the municipal market and a rotation from long-duration assets (which are more sensitive to interest rate movements) into short- and intermediate-duration investments (which are less sensitive to interest rate movements). Additionally, municipal bonds benefited from the increased appeal of tax-exempt investing in the new higher tax rate environment. The asset class is known for its lower relative volatility and preservation of principal with an emphasis on income as tax rates rise. The municipal market continues to be an attractive avenue for investors seeking yield in today’s environment, particularly as the recent correction has restored value in the market and placed yields at levels not obtainable since early 2011. However, opportunities have not been as broad-based as in 2011 and 2012, warranting a more tactical approach going forward.

Financial Conditions of Municipal Issuers Continue to Improve

Following an extended period of nation-wide austerity and de-leveraging as states sought to balance their budgets, 15 consecutive quarters of positive revenue growth coupled with the elimination of more than 750,000 jobs in recent years have put state and local governments in a better financial position. Many local municipalities, however, continue to face increased health care and pension costs passed down from the state level. BlackRock maintains the view that municipal bond defaults will be minimal and remain in the periphery, and that the overall market is fundamentally sound. We continue to recognize that careful credit research, appropriate structure and security selection remain imperative amid uncertainty in this tepid economic environment.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

4	SEMI-ANNUAL REPORT	FEBRUARY 28, 2014

The Benefits and Risks of Leveraging

The Trusts may utilize leverage to seek to enhance the yield and net asset value (“NAV”) of their common shares (“Common Shares”). However, these objectives cannot be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which will be based on short-term interest rates, will normally be lower than the income earned by a Trust on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Trust (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Trust’s shareholders will benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV.

To illustrate these concepts, assume a Trust’s Common Shares capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, the Trust’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by the Trust with the proceeds from leverage earn income based on longer-term interest rates. In this case, the Trust’s costs of leverage are significantly lower than the income earned on the Trust’s longer-term investments acquired from leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit Common Shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed the Trust’s return on assets purchased with leverage proceeds, income to shareholders will be lower than if the Trust had not used leverage. Furthermore, the value of the Trust’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the value of the Trust’s obligations under its leverage arrangement generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Trust’s NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that a Trust’s intended leveraging strategy will be successful.

Leverage also will generally cause greater changes in the Trusts’ NAVs, market prices and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the net asset value and market price of a Trust’s Common Shares than if the Trust were not leveraged. In addition, the Trust may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Trust to incur losses. The use of leverage may limit the Trust’s ability to invest in certain types of securities or use certain types of hedging strategies. The Trust will incur expenses in connection with the use of leverage, all of which are borne by Common Shareholders and may reduce income to the Common Shares.

To obtain leverage, each Trust has issued Variable Rate Demand Preferred Shares (“VRDP Shares”) or Variable Rate Muni Term Preferred Shares (“VMTP Shares”) (collectively, “Preferred Shares”) and/or leveraged its assets through the use of tender option bond trusts (“TOBs”) as described in the Notes to Financial Statements.

Under the Investment Company Act of 1940 (the “1940 Act”), each Trust is permitted to issue debt up to 33 1/3% of its total managed assets or equity securities (e.g., Preferred Shares) up to 50% of its total managed assets. A Trust may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, a Trust may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by the Preferred Shares’ governing instrument or by rating agencies rating the Preferred Shares, which may be more stringent than those imposed by the 1940 Act.

Derivative Financial Instruments

The Trusts may invest in various derivative financial instruments, including financial futures contracts, as specified in Note 4 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to hedge market and/or interest rate risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Trusts’ ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require a Trust to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation a Trust can realize on an investment, may result in lower dividends paid to shareholders and/or may cause a Trust to hold an investment that it might otherwise sell. The Trusts’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2014	5

Trust Summary as of February 28, 2014	BlackRock Municipal Bond Investment Trust

Trust Overview

BlackRock Municipal Bond Investment Trust’s (BIE) (the “Trust”) investment objective is to provide current income exempt from regular federal income tax and Florida intangible personal property tax. The Trust seeks to achieve its investment objective by investing primarily in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). Under normal market conditions, the Trust invests at least 80% of its assets in municipal bonds that are investment grade quality at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives. Effective January 1, 2007, the Florida intangible personal property tax was repealed.

No assurance can be given that the Trust’s investment objective will be achieved.

Performance
•

For the six month period ended February 28, 2014, the Trust returned 9.84% based on market price and 11.95% based on NAV. For the same period, the closed-end Lipper General & Insured Municipal Debt Funds (Leveraged) category posted an average return of 11.26% based on market price and 11.83% based on NAV. All returns reflect reinvestment of dividends. The Trust’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

•

The Trust benefited from its holdings in the State of California. The continued improvement in the state’s economy was the catalyst for the price appreciation in these bonds. Additionally, as the municipal yield curve flattened during the period (i.e., rates on longer-dated bonds fell more than rates on shorter-dated securities), the Trust’s longer-dated holdings in health, transportation and education experienced the strongest price appreciation. (Bond prices rise when rates fall.)

•	Conversely, the use of US Treasury futures to protect the Trust against interest rate increases detracted from returns, although the impact was minimal.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on New York Stock Exchange (“NYSE”)	BIE
Initial Offering Date	April 30, 2002
Yield on Closing Market Price as of February 28, 2014 ($13.96)[1]	6.53%
Tax Equivalent Yield[2]	11.54%
Current Monthly Distribution per Common Share[3]	$0.076
Current Annualized Distribution per Common Share[3]	$0.912
Economic Leverage as of February 28, 2014[4]	40%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VRDP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VRDP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

6	SEMI-ANNUAL REPORT	FEBRUARY 28, 2014

BlackRock Municipal Bond Investment Trust

Market Price and Net Asset Value Per Share Summary

	2/28/14	8/31/13	Change	High	Low
Market Price	$13.96	$13.14	6.24%	$14.01	$12.85
Net Asset Value	$15.45	$14.27	8.27%	$15.45	$14.14

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Long-Term Investments

Sector Allocation	2/28/14	8/31/13
Transportation	24%	21%
County/City/Special District/School District	23	22
Utilities	17	17
Health	14	15
State	9	8
Education	7	10
Housing	4	5
Tobacco	1	1
Corporate	1	1

Credit Quality Allocation[1]	2/28/14	8/31/13
AAA/Aaa	10%	10%
AA/Aa	58	60
A	29	26
BBB/Baa	2	4
BB/Ba2	1	—

[1]	Using the higher of Standard & Poor’s (“S&P”) or Moody’s Investors Service (“Moody’s”) ratings.

Call/Maturity Schedule[2]
Calendar Year Ended December 31,
2014	4%
2015	—
2016	2
2017	1
2018	19

[2]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2014	7

Trust Summary as of February 28, 2014	BlackRock Municipal Bond Trust

Trust Overview

BlackRock Municipal Bond Trust’s (BBK) (the “Trust”) investment objective is to provide current income exempt from regular federal income tax. The Trust seeks to achieve its investment objective by investing primarily in municipal bonds exempt from regular federal income taxes (except that the interest may be subject to the federal alternative minimum tax). The Trust invests, under normal market conditions, at least 80% of its assets in municipal bonds that are investment grade quality. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Performance
•

For the six month period ended February 28, 2014, the Trust returned 12.12% based on market price and 13.42% based on NAV. For the same period, the closed-end Lipper General & Insured Municipal Debt Funds (Leveraged) category posted an average return of 11.26% based on market price and 11.83% based on NAV. All returns reflect reinvestment of dividends. The Trust’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

•

As tax-exempt rates declined over the period, the Trust’s longer-duration (higher sensitivity to interest rate movements) and longer-dated bond holdings tended to provide the largest returns. (Bond prices rise when rates fall.) In this environment, the Trust’s transportation, health and corporate holdings contributed positively to performance as these were among the better performing sectors. Exposure to lower-coupon and zero-coupon bonds also drove returns as they had strong price performance due to their relatively long durations for their respective maturities. The Trust’s significant exposure to high-quality issues had a positive impact on results as the market’s strongest performance during the period was concentrated in this quality segment. Additionally, the Trust benefited from the accrual of income generated from coupon payments on its municipal bond holdings. The use of leverage allowed the Trust to enhance its level of income.

•

The Trust’s exposure to Puerto Rico government-related credits, although limited, was a detractor from results as credit spreads on these bonds widened materially due to investors’ lack of confidence and a weak local economy. The Trust sold its exposure to these deteriorating securities early in the period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on NYSE	BBK
Initial Offering Date	April 30, 2002
Yield on Closing Market Price as of February 28, 2014 ($14.54)[1]	6.48%
Tax Equivalent Yield[2]	11.45%
Current Monthly Distribution per Common Share[3]	$0.0785
Current Annualized Distribution per Common Share[3]	$0.9420
Economic Leverage as of February 28, 2014[4]	38%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]

The monthly distribution per common share, declared on March 3, 2014, was increased to $0.0820 per share. The yield on closing market price, current monthly distribution per common share and current annualized distribution per common share do not reflect the new distribution rate. The new distribution rate is not constant and is subject to change in the future.

[4]

Represents VMTP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VMTP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

8	SEMI-ANNUAL REPORT	FEBRUARY 28, 2014

BlackRock Municipal Bond Trust

Market Price and Net Asset Value Per Share Summary

	2/28/14	8/31/13	Change	High	Low
Market Price	$14.54	$13.49	7.78%	$14.54	$13.21
Net Asset Value	$15.46	$14.18	9.03%	$15.46	$14.06

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Long-Term Investments

Sector Allocation	2/28/14	8/31/13
Health	23%	24%
County/City/Special District/School District	16	13
Transportation	16	14
Utilities	13	13
Education	11	10
Corporate	7	7
State	7	12
Housing	6	6
Tobacco	1	1

Credit Quality Allocation[1]	2/28/14	8/31/13
AAA/Aaa	7%	7%
AA/Aa	36	37
A	37	33
BBB/Baa	8	11
BB/Ba	5	5
B	1	1
Not Rated[2]	6	6

[1]	Using the higher of S&P’s or Moody’s ratings.

[2]

The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of February 28, 2014 and August 31, 2013, the market value of these securities was $5,720,442 and $4,866,578, each representing 2%, respectively, of the Trust’s long-term investments.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2014	12%
2015	2
2016	3
2017	3
2018	11

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2014	9

Trust Summary as of February 28, 2014	BlackRock Municipal Income Investment Quality Trust

Trust Overview

BlackRock Municipal Income Investment Quality Trust’s (BAF) (the “Trust”) investment objective is to provide current income exempt from federal income tax, including the alternative minimum tax and Florida intangible property tax. The Trust seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its assets in municipal bonds exempt from federal income taxes, including the alternative minimum tax. The Trust also invests at least 80% of its assets in municipal bonds that are investment grade quality at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives. Effective January 1, 2007, the Florida intangible property tax was repealed.

No assurance can be given that the Trust’s investment objective will be achieved.

Performance
•

For the six month period ended February 28, 2014, the Trust returned 9.77% based on market price and 12.05% based on NAV. For the same period, the closed-end Lipper General & Insured Municipal Debt Funds (Leveraged) category posted an average return of 11.26% based on market price and 11.83% based on NAV. All returns reflect reinvestment of dividends. The Trust’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

•

The Trust benefited from its holdings in the State of California. The continued improvement in the state’s economy was the catalyst for the price appreciation in these bonds. Additionally, as the municipal yield curve flattened during the period (i.e., rates on longer-dated bonds fell more than rates on shorter-dated securities), the Trust’s longer-dated holdings in health, transportation and education experienced the strongest price appreciation. (Bond prices rise when rates fall.)

•	Conversely, the use of US Treasury futures to protect the Trust against interest rate increases detracted from returns, although the impact was minimal.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on NYSE	BAF
Initial Offering Date	October 31, 2002
Yield on Closing Market Price as of February 28, 2014 ($13.64)[1]	6.03%
Tax Equivalent Yield[2]	10.65%
Current Monthly Distribution per Common Share[3]	$0.0685
Current Annualized Distribution per Common Share[3]	$0.8220
Economic Leverage as of February 28, 2014[4]	36%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VMTP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VMTP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

10	SEMI-ANNUAL REPORT	FEBRUARY 28, 2014

BlackRock Municipal Income Investment Quality Trust

Market Price and Net Asset Value Per Share Summary

	2/28/14	8/31/13	Change	High	Low
Market Price	$13.64	$12.82	6.40%	$13.70	$12.44
Net Asset Value	$15.02	$13.83	8.60%	$15.02	$13.69

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Long-Term Investments

Sector Allocation	2/28/14	8/31/13
County/City/Special District/School District	30%	28%
Transportation	27	24
Utilities	20	20
Health	12	12
State	6	7
Education	2	7
Tobacco	2	1
Housing	1	1

Credit Quality Allocation[1]	2/28/14	8/31/13
AAA/Aaa	3%	5%
AA/Aa	76	74
A	21	21

[1]	Using the higher of S&P’s or Moody’s ratings.

Call/Maturity Schedule[2]
Calendar Year Ended December 31,
2014	—
2015	—
2016	1%
2017	1
2018	16

[2]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2014	11

Trust Summary as of February 28, 2014	BlackRock Municipal Income Quality Trust

Trust Overview

BlackRock Municipal Income Quality Trust’s (BYM) (the “Trust”) investment objective is to provide current income exempt from federal income taxes, including the alternative minimum tax. The Trust seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its assets in municipal bonds exempt from federal income taxes, including the alternative minimum tax. The Trust also invests at least 80% of its assets in municipal bonds that are investment grade quality at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Performance
•

For the six month period ended February 28, 2014, the Trust returned 11.82% based on market price and 12.90% based on NAV. For the same period, the closed-end Lipper General & Insured Municipal Debt Funds (Leveraged) category posted an average return of 11.26% based on market price and 11.83% based on NAV. All returns reflect reinvestment of dividends. The Trust’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

•

The Trust’s duration exposure (sensitivity to interest rate movements) was the largest contributor to performance as long-term municipal interest rates fell significantly during the period. (Bond prices rise as rates fall.) The Trust also benefited from income generated in the form of coupon payments from its portfolio of municipal bond holdings. Exposure to longer-dated bonds had a positive impact as the municipal yield curve flattened during the period (i.e., longer-term rates fell more than shorter-term rates).

•	Conversely, the use of US Treasury futures to protect the Trust against interest rate increases detracted from returns, although the impact was minimal.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on NYSE	BYM
Initial Offering Date	October 31, 2002
Yield on Closing Market Price as of February 28, 2014 ($13.59)[1]	6.80%
Tax Equivalent Yield[2]	12.01%
Current Monthly Distribution per Common Share[3]	$0.077
Current Annualized Distribution per Common Share[3]	$0.924
Economic Leverage as of February 28, 2014[4]	38%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VMTP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VMTP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

12	SEMI-ANNUAL REPORT	FEBRUARY 28, 2014

BlackRock Municipal Income Quality Trust

Market Price and Net Asset Value Per Share Summary

	2/28/14	8/31/13	Change	High	Low
Market Price	$13.59	$12.59	7.94%	$13.69	$12.18
Net Asset Value	$14.67	$13.46	8.99%	$14.67	$13.33

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Long-Term Investments

Sector Allocation	2/28/14	8/31/13
County/City/Special District/School District	32%	29%
Transportation	23	21
Utilities	17	20
State	10	13
Health	8	8
Education	7	6
Tobacco	2	2
Corporate	1	1

Credit Quality Allocation[1]	2/28/14	8/31/13
AAA/Aaa	21%	20%
AA/Aa	53	54
A	24	24
BBB/Baa	2	2

[1]	Using the higher of S&P’s or Moody’s ratings.

Call/Maturity Schedule[2]
Calendar Year Ended December 31,
2014	8%
2015	4
2016	5
2017	9
2018	17

[2]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2014	13

Trust Summary as of February 28, 2014	BlackRock Municipal Income Trust II

Trust Overview

BlackRock Municipal Income Trust II’s (BLE) (the “Trust”) investment objective is to provide current income exempt from regular federal income tax. The Trust seeks to achieve its investment objective by investing primarily in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). The Trust invests, under normal market conditions, at least 80% of its assets in municipal bonds that are investment grade quality at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Performance
•

For the six month period ended February 28, 2014, the Trust returned 9.08% based on market price and 12.85% based on NAV. For the same period, the closed-end Lipper General & Insured Municipal Debt Funds (Leveraged) category posted an average return of 11.26% based on market price and 11.83% based on NAV. All returns reflect reinvestment of dividends. The Trust’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

•

The Trust’s duration positioning (sensitivity to interest rate movements) drove positive performance as long-term municipal interest rates fell significantly during the period. (Bond prices rise as rates fall.) Exposure to longer-dated bonds had a positive impact as the municipal yield curve flattened (i.e., longer-term rates fell more than shorter-term rates). The Trust also benefited from maintaining concentrations in low investment grade bonds as well as non-investment grade and non-rated securities as credit spreads tightened during the period.

•

Conversely, the use of US Treasury futures to protect the Trust against interest rate increases detracted from returns, although the impact was minimal. The Trust’s exposure to Puerto Rico government-related credits, although limited, was a detractor from results as credit spreads on these bonds widened materially due to investors’ lack of confidence and a weak local economy. The Trust sold its exposure to these deteriorating securities during the period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on NYSE MKT	BLE
Initial Offering Date	July 30, 2002
Yield on Closing Market Price as of February 28, 2014 ($13.88)[1]	7.09%
Tax Equivalent Yield[2]	12.53%
Current Monthly Distribution per Common Share[3]	$0.082
Current Annualized Distribution per Common Share[3]	$0.984
Economic Leverage as of February 28, 2014[4]	39%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VMTP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VMTP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

14	SEMI-ANNUAL REPORT	FEBRUARY 28, 2014

BlackRock Municipal Income Trust II

Market Price and Net Asset Value Per Share Summary

	2/28/14	8/31/13	Change	High	Low
Market Price	$13.88	$13.20	5.15%	$14.20	$12.59
Net Asset Value	$14.49	$13.32	8.78%	$14.49	$13.18

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Long-Term Investments

Sector Allocation	2/28/14	8/31/13
Utilities	18%	18%
Transportation	18	21
Health	15	16
State	15	12
County/City/Special District/School District	10	11
Education	9	9
Corporate	8	6
Tobacco	4	4
Housing	3	3

Credit Quality Allocation[1]	2/28/14	8/31/13
AAA/Aaa	11%	10%
AA/Aa	35	36
A	28	31
BBB/Baa	14	13
BB/Ba	4	3
B	1	1
Not Rated[2]	7	6

[1]	Using the higher of S&P’s or Moody’s ratings.

[2]

The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of February 28, 2014 and August 31, 2013, the market value of these securities was $8,227,306, representing 1%, and $10,339,771, representing 2%, respectively, of the Trust’s long-term investments.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2014	6%
2015	5
2016	5
2017	4
2018	6

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2014	15

Trust Summary as of February 28, 2014	BlackRock MuniHoldings Investment Quality Fund

Trust Overview

BlackRock MuniHoldings Investment Quality Fund’s (MFL) (the “Trust”) investment objective is to provide shareholders with current income exempt from federal income tax and to provide shareholders with the opportunity to own shares the value of which is exempt from Florida intangible personal property tax. The Trust seeks to achieve its investment objective by investing primarily in long-term, investment grade municipal obligations exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). Under normal market conditions, the Trust invests at least 80% of its assets in municipal obligations with remaining maturities of one year or more at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives. Effective January 1, 2007, the Florida intangible personal property tax was repealed.

No assurance can be given that the Trust’s investment objective will be achieved.

Performance
•

For the six month period ended February 28, 2014, the Trust returned 9.53% based on market price and 12.95% based on NAV. For the same period, the closed-end Lipper General & Insured Municipal Debt Funds (Leveraged) category posted an average return of 11.26% based on market price and 11.83% based on NAV. All returns reflect reinvestment of dividends. The Trust’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

•

The Trust benefited from its holdings in the State of California. The continued improvement in the state’s economy was the catalyst for the price appreciation in these bonds. Additionally, as the municipal yield curve flattened during the period (i.e., rates on longer-dated bonds fell more than rates on shorter-dated securities), the Trust’s longer-dated holdings in health, transportation and education experienced the strongest price appreciation. (Bond prices rise when rates fall.)

•	Conversely, the use of US Treasury futures to protect the Trust against interest rate increases detracted from returns, although the impact was minimal.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on NYSE	MFL
Initial Offering Date	September 26, 1997
Yield on Closing Market Price as of February 28, 2014 ($13.34)[1]	6.43%
Tax Equivalent Yield[2]	11.36%
Current Monthly Distribution per Common Share[3]	$0.0715
Current Annualized Distribution per Common Share[3]	$0.8580
Economic Leverage as of February 28, 2014[4]	40%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VRDP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VRDP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

16	SEMI-ANNUAL REPORT	FEBRUARY 28, 2014

BlackRock MuniHoldings Investment Quality Fund

Market Price and Net Asset Value Per Share Summary

	2/28/14	8/31/13	Change	High	Low
Market Price	$13.34	$12.59	5.96%	$13.42	$12.15
Net Asset Value	$14.50	$13.27	9.27%	$14.50	$13.14

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Long-Term Investments

Sector Allocation	2/28/14	8/31/13
Transportation	33%	28%
Utilities	19	21
County/City/Special District/School District	17	17
Health	11	11
State	10	10
Education	6	9
Housing	2	2
Tobacco	1	2
Corporate	1	—

Credit Quality Allocation[1]	2/28/14	8/31/13
AAA/Aaa	5%	4%
AA/Aa	66	70
A	28	25
BBB/Baa	1	1

[1]	Using the higher of S&P’s or Moody’s ratings.

Call/Maturity Schedule[2]
Calendar Year Ended December 31,
2014	1%
2015	—
2016	1
2017	3
2018	15

[2]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2014	17

Trust Summary as of February 28, 2014	BlackRock MuniVest Fund, Inc.

Trust Overview

BlackRock MuniVest Fund, Inc.’s (MVF) (the “Trust”) investment objective is to provide shareholders with as high a level of current income exempt from federal income taxes as is consistent with its investment policies and prudent investment management. The Trust seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). Under normal market conditions, the Trust primarily invests in long term municipal obligations rated investment grade at the time of investment and in long term municipal obligations with maturities of more than ten years at the time of investment. The Trust may invest up to 20% of its total assets in securities rated below investment grade or deemed equivalent at the time of purchase. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Performance
•

For the six month period ended February 28, 2014, the Trust returned 10.67% based on market price and 11.07% based on NAV. For the same period, the closed-end Lipper General & Insured Municipal Debt Funds (Leveraged) category posted an average return of 11.26% based on market price and 11.83% based on NAV. All returns reflect reinvestment of dividends. The Trust’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

•

The Trust’s duration exposure (sensitivity to interest rate movements) was the largest contributor to performance as municipal interest rates fell significantly during the period. (Bond prices rise as rates fall.) Additionally, the Trust’s credit exposure had a positive impact on results as spreads tightened during the period. Especially beneficial was the Trust’s exposure to tobacco as it was the best performing sector for the period. Exposure to zero-coupon bonds also boosted returns as this sector benefited significantly from the decline in interest rates and spread tightening during the period.

•

Conversely, the use of US Treasury futures to protect the Trust against interest rate increases detracted from returns, although the impact was minimal. The persistently low interest rate environment exposed the Trust to reinvestment rate risk as it had to reinvest cash that resulted from bond redemptions at yields well below where maturing bonds were originally held. This, combined with a lower amount of leverage, resulted in a reduction to the income component of the Trust.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on NYSE MKT	MVF
Initial Offering Date	September 29, 1988
Yield on Closing Market Price as of February 28, 2014 ($9.50)[1]	7.14%
Tax Equivalent Yield[2]	12.61%
Current Monthly Distribution per Common Share[3]	$0.0565
Current Annualized Distribution per Common Share[3]	$0.6780
Economic Leverage as of February 28, 2014[4]	39%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VMTP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VMTP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

18	SEMI-ANNUAL REPORT	FEBRUARY 28, 2014

BlackRock MuniVest Fund, Inc.

Market Price and Net Asset Value Per Share Summary

	2/28/14	8/31/13	Change	High	Low
Market Price	$9.50	$8.91	6.62%	$9.70	$8.62
Net Asset Value	$9.78	$9.14	7.00%	$9.78	$9.07

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Long-Term Investments

Sector Allocation	2/28/14	8/31/13
Health	23%	22%
Transportation	20	20
County/City/Special District/School District	13	14
Utilities	11	11
Corporate	10	9
Education	10	9
State	6	7
Housing	5	6
Tobacco	2	2
Credit Quality Allocation[1]	2/28/14	8/31/13
AAA/Aaa	11%	11%
AA/Aa	47	48
A	26	27
BBB/Baa	12	11
BB/Ba	1	—
B	1	1
Not Rated[2]	2	2

[1]	Using the higher of S&P’s or Moody’s ratings.

[2]

The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of February 28, 2014 and August 31, 2013, the market value of these securities was $13,860,261, representing 1%, and $18,941,672, representing 2%, respectively, of the Trust’s long-term investments.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2014	6%
2015	1
2016	6
2017	8
2018	16

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2014	19

Schedule of Investments February 28, 2014 (Unaudited)	BlackRock Municipal Bond Investment Trust (BIE) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 0.3%
City of Selma Alabama IDB, RB, Gulf Opportunity Zone, International Paper Co. Project, Series A, 5.38%, 12/01/35	$145	$149,673
Alaska — 0.2%
Northern Tobacco Securitization Corp., Refunding RB, Tobacco Settlement, Asset-Backed, Series A, 5.00%, 6/01/46	180	126,706
California — 13.7%
California Educational Facilities Authority, RB, University of Southern California, Series A, 5.25%, 10/01/38	700	784,777
California Health Facilities Financing Authority, Refunding RB, Catholic Healthcare West, Series A, 6.00%, 7/01/39	120	131,796
Kern Community College District, GO, Safety, Repair & Improvement, Election of 2002, Series C, 5.50%, 11/01/33	410	470,979
Los Angeles Department of Water & Power, RB, Power System, Sub-Series A-1, 5.25%, 7/01/38	1,660	1,852,477
San Diego Regional Building Authority, RB, County Operations Center & Annex, Series A, 5.38%, 2/01/36	850	952,961
State of California, GO, Various Purposes, 6.00%, 3/01/33	685	816,719
State of California Public Works Board, LRB:
Department of Corrections & Rehabilitation, Series F, 5.25%, 9/01/33	210	228,858
Various Capital Projects, Series I, 5.50%, 11/01/31	500	576,125
Township of Washington California Health Care District, GO, Election of 2004, Series B, 5.50%, 8/01/40	160	178,555
University of California, Refunding RB, The Regents of Medical Center, Series J, 5.25%, 5/15/38	1,000	1,076,310

		7,069,557
Colorado — 2.8%
City & County of Denver Colorado Airport System, ARB, Sub-System, Series B, 5.25%, 11/15/32	750	816,607
Colorado Health Facilities Authority, Refunding RB, Catholic Health Initiative, Series A, 5.50%, 7/01/34	580	646,967

		1,463,574
Florida — 6.6%
City of Jacksonville Florida, Refunding RB, Series A, 5.25%, 10/01/33	105	115,455
Municipal Bonds	Par (000)	Value
Florida (concluded)
County of Miami-Dade Florida, RB, Seaport, Series A, 6.00%, 10/01/38	1,875	2,115,431
County of Miami-Dade Florida, Refunding RB, Water & Sewer System, Series B, 5.25%, 10/01/29	740	828,075
Reedy Creek Improvement District, GO, Series A, 5.25%, 6/01/32	305	335,976

		3,394,937
Georgia — 1.3%
Municipal Electric Authority of Georgia, Refunding RB, Project One, Sub-Series D, 6.00%, 1/01/23	555	653,174
Illinois — 16.5%
City of Chicago Illinois, GARB, O’Hare International Airport, 3rd Lien, Series C, 6.50%, 1/01/41	1,590	1,825,765
City of Chicago Illinois, Refunding RB, Sales Tax, Series A, 5.25%, 1/01/38	205	215,883
City of Chicago Illinois Transit Authority, RB, Sales Tax Receipts:
5.25%, 12/01/36	500	527,980
5.25%, 12/01/40	750	785,940
County of Cook Illinois Community College District No. 508, GO, City College of Chicago:
5.50%, 12/01/38	250	271,195
5.25%, 12/01/43	1,000	1,044,170
Illinois Finance Authority, RB, Carle Foundation, Series A, 6.00%, 8/15/41	750	829,140
Illinois Finance Authority, Refunding RB, Northwestern Memorial Hospital, Series A, 6.00%, 8/15/39	1,000	1,133,520
Railsplitter Tobacco Settlement Authority, RB:
5.50%, 6/01/23	365	421,320
6.00%, 6/01/28	105	120,028
State of Illinois, GO:
5.25%, 2/01/31	255	269,956
5.25%, 2/01/32	395	416,871
5.50%, 7/01/33	500	536,970
5.50%, 7/01/38	110	116,841

		8,515,579
Indiana — 2.6%
Indiana Municipal Power Agency, RB, Series B, 6.00%, 1/01/39	1,190	1,316,914
Kansas — 1.9%
Kansas Development Finance Authority, Refunding RB, Adventist Health System/Sunbelt Obligated Group, Series C, 5.50%, 11/15/29	900	1,001,799

Portfolio Abbreviations

AGC	Assured Guarantee Corp.	HDA	Housing Development Authority
AGM	Assured Guaranty Municipal Corp.	HFA	Housing Finance Agency
AMBAC	American Municipal Bond Assurance Corp.	HRB	Housing Revenue Bonds
AMT	Alternative Minimum Tax (subject to)	IDA	Industrial Development Authority
ARB	Airport Revenue Bonds	IDB	Industrial Development Board
BARB	Building Aid Revenue Bonds	IDRB	Industrial Development Revenue Bonds
BHAC	Berkshire Hathaway Assurance Corp.	ISD	Independent School District
CAB	Capital Appreciation Bonds	LRB	Lease Revenue Bonds
COP	Certificates of Participation	M/F	Multi-Family
EDA	Economic Development Authority	MRB	Mortgage Revenue Bonds
EDC	Economic Development Corp.	NPFGC	National Public Finance Guarantee Corp.
ERB	Education Revenue Bonds	PILOT	Payment in Lieu of Taxes
Fannie Mae	Federal National Mortgage Association	PSF-GTD	Permanent School Fund Guaranteed
Freddie Mac	Federal Home Loan Mortgage Corporation	Q-SBLF	Qualified School Bond Loan Fund
GARB	General Airport Revenue Bonds	RB	Revenue Bonds
Ginnie Mae	Government National Mortgage Association	S/F	Single Family
GO	General Obligation Bonds	VRDN	Variable Rate Demand Notes

See Notes to Financial Statements.

20	SEMI-ANNUAL REPORT	FEBRUARY 28, 2014

Schedule of Investments (continued)	BlackRock Municipal Bond Investment Trust (BIE) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Kentucky — 1.8%
County of Louisville & Jefferson Kentucky Metropolitan Government Parking Authority, RB, Series A, 5.75%, 12/01/34	$800	$922,784
Louisiana — 2.0%
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Westlake Chemical Corp. Project, Series A-1, 6.50%, 11/01/35	380	416,492
Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, Series A:
5.50%, 5/15/28	295	308,723
5.50%, 5/15/29	315	328,967

		1,054,182
Maine — 1.5%
Maine Health & Higher Educational Facilities Authority, RB, Maine General Medical Center, 7.50%, 7/01/32	675	770,891
Massachusetts — 1.4%
Massachusetts Development Finance Agency, Refunding RB, Trustees of Deerfield Academy, 5.00%, 10/01/40	375	405,551
Metropolitan Boston Transit Parking Corp., Refunding RB, 5.25%, 7/01/36	300	326,223

		731,774
Michigan — 3.4%
City of Lansing Michigan, RB, Board of Water & Light Utilities System, Series A, 5.50%, 7/01/41	485	532,477
Michigan State Building Authority, Refunding RB, Facilities Program, Series I, 6.00%, 10/15/38	500	564,405
Royal Oak Hospital Finance Authority, Refunding RB, William Beaumont Hospital, Series V, 8.25%, 9/01/39	530	646,345

		1,743,227
Mississippi — 3.0%
Mississippi Development Bank, RB, Special Obligation, Jackson Water & Sewer System Project (AGM), 6.88%, 12/01/40	1,000	1,271,190
Mississippi State University Educational Building Corp., Refunding RB, Mississippi State University Improvement Project, 5.25%, 8/01/38	250	275,775

		1,546,965
Multi-State — 6.0%
Centerline Equity Issuer Trust, Series B-2, 7.20%, 11/15/14 (a)(b)	3,000	3,118,590
Nevada — 5.4%
City of Las Vegas Nevada, GO, Limited Tax, Performing Arts Center, 6.00%, 4/01/34	1,000	1,137,250
County of Clark Nevada, GO, Limited Tax, 5.00%, 6/01/38	500	523,765
County of Clark Nevada Airport System, ARB, Series B, 5.75%, 7/01/42	1,000	1,127,740

		2,788,755
New Jersey — 6.0%
New Jersey EDA, Refunding RB, School Facilities Construction, Series AA, 5.50%, 12/15/29	750	824,198
New Jersey Housing & Mortgage Finance Agency, RB, S/F Housing, Series CC, 5.25%, 10/01/29	610	644,788
New Jersey Transportation Trust Fund Authority, RB:
Transportation Program, Series AA, 5.50%, 6/15/39	760	839,663
Transportation System, Series A, 5.88%, 12/15/38	695	786,094

		3,094,743
New York — 3.4%
Hudson Yards Infrastructure Corp., RB, Senior, Fiscal 2012, Series A, 5.75%, 2/15/47	620	676,494
Municipal Bonds	Par (000)	Value
New York (concluded)
Metropolitan Transportation Authority, RB, Series A, 5.25%, 11/15/38	$500	$534,595
New York Liberty Development Corp., Refunding RB, 2nd Priority, Bank of America Tower at One Bryant Park Project, Class 3, 6.38%, 7/15/49	500	536,460

		1,747,549
Ohio — 3.3%
County of Allen Ohio Hospital Facilities, Refunding RB, Catholic Healthcare Partners, Series A, 5.25%, 6/01/38	840	885,209
State of Ohio Turnpike Commission, RB, Junior Lien, Infrastructure Projects, Series A-1:
5.25%, 2/15/30	250	278,522
5.25%, 2/15/31	500	553,835

		1,717,566
Pennsylvania — 7.6%
Pennsylvania Economic Development Financing Authority, RB, American Water Co. Project, 6.20%, 4/01/39	300	336,615
Pennsylvania Turnpike Commission, RB:
Sub-Series A, 5.63%, 12/01/31	750	820,110
Sub-Series A, 6.00%, 12/01/41	1,500	1,634,685
Sub-Series C (AGC), 6.25%, 6/01/38	500	566,155
Township of Bristol Pennsylvania School District, GO, 5.25%, 6/01/37	530	567,248

		3,924,813
South Carolina — 1.4%
County of Charleston South Carolina, RB, Special Source, 5.25%, 12/01/38	635	702,354
Texas — 9.1%
Central Texas Regional Mobility Authority, Refunding RB, Senior Lien, 6.00%, 1/01/41	890	940,961
City of Beaumont Texas, GO, Certificates of Obligation, 5.25%, 3/01/37	395	438,663
Conroe Texas ISD, GO, School Building, Series A, 5.75%, 2/15/35	470	529,145
County of Tarrant Texas Cultural Education Facilities Finance Corp., RB, Scott & White Healthcare, 6.00%, 8/15/45	1,020	1,188,066
North Texas Tollway Authority, RB, Special Projects, Series A, 5.50%, 9/01/41	500	549,930
North Texas Tollway Authority, Refunding RB, 1st Tier, Series K-1 (AGC), 5.75%, 1/01/38	250	279,085
Red River Education Financing Corp., RB, Texas Christian University Project, 5.25%, 3/15/38	180	199,094
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien, NTE Mobility Partners LLC, North Tarrant Express Managed Lanes Project, 6.88%, 12/31/39	500	555,600

		4,680,544
Virginia — 0.8%
City of Lexington Virginia IDA, RB, Washington & Lee University, 5.00%, 1/01/43	145	155,882
Virginia Public School Authority, RB, Fluvanna County School Financing, 6.50%, 12/01/18 (c)	200	251,248

		407,130
Wisconsin — 1.8%
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert & Community Health, Inc., Series C, 5.25%, 4/01/39	890	929,089
Total Municipal Bonds — 103.8%		53,572,869

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2014	21

Schedule of Investments (continued)	BlackRock Municipal Bond Investment Trust (BIE) (Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (d)	Par (000)	Value
California — 19.8%
California Educational Facilities Authority, RB, University of Southern California, Series B, 5.25%, 10/01/39 (e)	$1,005	$1,126,716
Grossmont Union High School District, GO, Election of 2008, Series B, 5.00%, 8/01/40	1,300	1,377,506
Los Angeles Community College District California, GO, Election of 2008, Series C, 5.25%, 8/01/39 (e)	1,410	1,578,361
Los Angeles Community College District California, GO, Refunding, Election of 2008, Series A, 6.00%, 8/01/33	2,079	2,426,093
Los Angeles Unified School District California, GO, Series I, 5.00%, 1/01/34	200	218,550
San Diego Public Facilities Financing Authority Water, RB, Series B, 5.50%, 8/01/39	2,234	2,539,005
University of California, RB, Series O, 5.75%, 5/15/34	810	928,098

		10,194,329
District of Columbia — 3.6%
District of Columbia, RB, Series A, 5.50%, 12/01/30 (e)	735	835,555
District of Columbia Water & Sewer Authority, Refunding RB, Senior Lien, Series A, 5.50%, 10/01/39	899	995,757

		1,831,312
Illinois — 7.5%
State of Illinois Finance Authority, RB, University of Chicago, Series B, 6.25%, 7/01/38	1,500	1,706,175
State of Illinois Toll Highway Authority, RB, Senior Priority, Series B, 5.50%, 1/01/33	2,000	2,187,333

		3,893,508
Nevada — 3.3%
County of Clark Nevada Water Reclamation District, GO, Limited Tax, 6.00%, 7/01/38	1,500	1,717,350
New Hampshire — 1.3%
New Hampshire Health & Education Facilities Authority, RB, Dartmouth College, 5.25%, 6/01/39 (e)	585	652,603
New Jersey — 3.8%
New Jersey Transportation Trust Fund Authority, RB, Transportation System:
Series A (AGM), 5.00%, 12/15/32	1,000	1,079,180
Series B, 5.25%, 6/15/36 (e)	840	897,801

		1,976,981
New York — 13.9%
City of New York New York Municipal Water Finance Authority, RB, Water & Sewer System, Fiscal 2009, Series A, 5.75%, 6/15/40	750	842,804
Municipal Bonds Transferred to Tender Option Bond Trusts (d)	Par (000)	Value
New York (concluded)
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System 2nd General Resolution:
Series FF, 5.00%, 6/15/45	$1,000	$1,055,170
Series FF-2, 5.50%, 6/15/40	990	1,072,816
City of New York New York Transitional Finance Authority, BARB, Fiscal 2009, Series S-3, 5.25%, 1/15/39	1,000	1,087,632
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	1,170	1,246,085
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.75%, 11/15/51 (e)	680	739,915
New York State Dormitory Authority, ERB, Personal Income Tax, Series B, 5.25%, 3/15/38	1,000	1,117,950

		7,162,372
Texas — 5.4%
City of San Antonio Texas Public Service Board, Refunding RB, Series A, 5.25%, 2/01/31 (e)	1,050	1,172,443
County of Harris Texas Cultural Education Facilities Finance Corp., RB, Texas Children’s Hospital Project, 5.50%, 10/01/39	1,450	1,625,581

		2,798,024
Virginia — 1.0%
County of Fairfax Virginia IDA, Refunding RB, Health Care, Inova Health System, Series A, 5.50%, 5/15/35	460	497,435
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 59.6%		30,723,914
Total Long-Term Investments (Cost — $77,702,807) — 163.4%		84,296,783

Short-Term Securities	Shares
Money Market Funds — 0.8%
FFI Institutional Tax-Exempt Fund, 0.03% (f)(g)	412,295	412,295
Total Short-Term Securities (Cost — $412,295) — 0.8%		412,295
Total Investments (Cost — $78,115,102) — 164.2%		84,709,078
Other Assets Less Liabilities — 1.8%		915,166
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (31.5)%		(16,238,202)
VRDP Shares, at Liquidation Value — (34.5)%		(17,800,000)

Net Assets Applicable to Common Shares — 100.0%		$51,586,042

Notes to Schedule of investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Represents a beneficial interest in a trust. The collateral deposited into the trust is federally tax-exempt revenue bonds issued by various state or local governments, or their respective agencies or authorities. The security is subject to remarketing prior to its stated maturity.

(c)	US government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(d)	Represent bonds transferred to a TOB. In exchange for which the Trust acquired residual interest certificates. These bonds serve as collateral in a financing transaction. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(e)	All or a portion of security is subject to a recourse agreement, which may require the Trust to pay the liquidity provider in the event there is a shortfall between the TOB trust certificates and proceeds received from the sale of the security contributed to the TOB trust. In the case of a shortfall, the aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expire from October 1, 2016 to November 15, 2019 is $4,097,449.

See Notes to Financial Statements.

22	SEMI-ANNUAL REPORT	FEBRUARY 28, 2014

Schedule of Investments (concluded)	BlackRock Municipal Bond Investment Trust (BIE)

(f)	Investments in issuers considered to be an affiliate of the Trust during the six months ended February 28, 2014, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliate	Shares Held at August 31, 2013	Net Activity	Shares Held at February 28, 2014	Income
FFI Institutional Tax-Exempt Fund	1,380,043	(967,748)	412,295	$144

(g)	Represents the current yield as of report date.

•	Financial futures contracts outstanding as of February 28, 2014 were as follows:

Contracts Sold	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
(47)	10-Year US Treasury Note	Chicago Board of Trade	June 2014	$5,852,969	$(10,524)

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Trust has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy as of February 28, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$84,296,783	—	$84,296,783
Short-Term Securities	$412,295	—	—	412,295

Total	$412,295	$84,296,783	—	$84,709,078

[1] See above Schedule of Investments for values in each state or political subdivision.
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Liabilities:
Interest rate contracts	$(10,524)	—	—	$(10,524)
[2] Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The carrying amount for certain of the Trust’s assets and/or liabilities approximates fair value for financial statement purposes. As of February 28, 2014, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$73,000	—	—	$73,000
Liabilities:
TOB trust certificates	—	$(16,235,837)	—	(16,235,837)
VRDP Shares	—	(17,800,000)	—	(17,800,000)

Total	$73,000	$(34,035,837)	—	$(33,962,837)

There were no transfers between levels during the six months ended February 28, 2014.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2014	23

Schedule of Investments February 28, 2014 (Unaudited)	BlackRock Municipal Bond Trust (BBK) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 1.9%
City of Birmingham Alabama Special Care Facilities Financing Authority, RB, Children’s Hospital (AGC):
6.00%, 6/01/34	$1,150	$1,306,089
6.00%, 6/01/39	450	511,079
City of Hoover Alabama Board of Education, Refunding, Special Tax, Capital Outlay Warrants, 4.25%, 2/15/40	1,275	1,270,996

		3,088,164
Arizona — 8.7%
Arizona Board of Regents, RB, Arizona State University, Series C, 5.50%, 7/01/26	200	229,482
Arizona Health Facilities Authority, Refunding RB, Phoenix Children’s Hospital, Series A, 5.00%, 2/01/42	2,200	2,193,334
County of Pima Arizona IDA, Refunding, IDRB, Tucson Electric Power Co. Project, Remarketing, Series B, 5.75%, 9/01/29	900	919,584
County of Pinal Arizona Electric District No. 3, Refunding RB, Electric System, 4.75%, 7/01/31	3,750	3,924,787
Salt Verde Financial Corp., RB, Senior:
5.00%, 12/01/32	1,500	1,586,400
5.00%, 12/01/37	2,065	2,165,091
San Luis Facility Development Corp., RB, Senior Lien Project, Regional Detention Center Project:
6.25%, 5/01/15	125	122,636
7.00%, 5/01/20	300	271,269
7.25%, 5/01/27	600	453,138
State of Arizona, COP, Department of Administration, Series A (AGM), 5.00%, 10/01/29	750	810,615
University Medical Center Corp., RB, 6.50%, 7/01/39	500	545,490
University Medical Center Corp., Refunding RB, 6.00%, 7/01/39	900	952,407

		14,174,233
Arkansas — 2.3%
Arkansas State University, RB, Jonesboro Campus, Series B:
4.00%, 12/01/28	400	410,728
4.88%, 12/01/43	690	710,755
City of Benton Arkansas, RB (a):
4.00%, 6/01/39	905	896,430
4.38%, 6/01/44	490	491,421
City of Hot Springs Arkansas, RB, Wastewater, 5.00%, 12/01/38	1,200	1,271,208

		3,780,542
California — 18.7%
California Health Facilities Financing Authority, RB, Sutter Health, Series B, 5.88%, 8/15/31	1,900	2,241,601
California HFA, RB, Home Mortgage, Series G, AMT, 5.05%, 2/01/29	2,285	2,277,597
Carlsbad California Unified School District, GO, Election of 2006, Series B, 6.00%, 5/01/34 (b)	1,000	816,730
City of San Jose California, Refunding ARB, Series A-1, AMT, 5.75%, 3/01/34	2,000	2,176,600
County of Stanislaus California Tobacco Securitization Agency, RB, CAB, Sub-Series C, 0.00%, 6/01/55 (c)	4,500	55,125
Dinuba California Unified School District, GO, Election of 2006 (AGM):
5.63%, 8/01/31	250	269,628
5.75%, 8/01/33	500	539,245
Hartnell Community College District California, GO, CAB, Election of 2002, Series D, 7.00%, 8/01/34 (b)	1,650	1,199,979
Norwalk-La Mirada Unified School District, GO, Refunding, CAB, Election of 2002, Series E (AGC), 0.00%, 8/01/38 (c)	8,000	2,156,480
Municipal Bonds	Par (000)	Value
California (concluded)
Palomar Community College District, GO, CAB, Election of 2006, Series B:
0.00%, 8/01/30 (c)	$1,500	$690,450
0.00%, 8/01/33 (c)	4,000	1,329,120
6.20%, 8/01/39 (b)	2,000	1,169,760
San Diego Community College District, GO, CAB, Election of 2002, 6.00%, 8/01/33 (b)	2,800	2,308,516
San Jose California Evergreen Community College District, GO, Election of 2010, Series B, 3.50%, 8/01/32	1,200	1,109,460
State of California, GO, Refunding:
Various Purposes, 5.00%, 2/01/38	3,000	3,206,970
Veterans, AMT, 5.05%, 12/01/36	305	306,674
State of California, GO, Various Purposes:
5.75%, 4/01/31	2,000	2,305,800
6.00%, 3/01/33	1,000	1,192,290
6.50%, 4/01/33	1,950	2,382,257
5.50%, 3/01/40	2,350	2,622,905

		30,357,187
Colorado — 1.3%
Colorado Health Facilities Authority, RB, Catholic Health Initiatives, Series D, 6.25%, 10/01/33	1,070	1,210,491
Park Creek Metropolitan District, Refunding RB, Senior Limited Property Tax (AGM), 6.00%, 12/01/38	750	819,435

		2,029,926
Connecticut — 1.2%
Connecticut State Health & Educational Facility Authority, Refunding RB:
Hartford Healthcare, Series A, 5.00%, 7/01/32	1,250	1,295,750
Lawrence & Memorial Hospital, Series F, 5.00%, 7/01/36	550	573,287

		1,869,037
Delaware — 0.8%
County of Sussex Delaware, RB, NRG Energy, Inc., Indian River Power LLC Project, 6.00%, 10/01/40	1,200	1,283,868
District of Columbia — 0.5%
Metropolitan Washington Airports Authority, Refunding RB, Series A, 5.00%, 10/01/35	750	800,663
Florida — 4.6%
County of Lee Florida, Refunding ARB, Series A, AMT (AGM), 5.00%, 10/01/28	2,000	2,126,600
County of Miami-Dade Florida, RB, AMT, Seaport, Series B, 6.00%, 10/01/31	4,135	4,600,022
County of Orange Florida Health Facilities Authority, Refunding RB, Mayflower Retirement Center, Inc. Project, 5.00%, 6/01/36	125	125,823
Stevens Plantation Community Development District, Special Assessment, Series A, 7.10%, 5/01/35 (d)(e)	910	678,077

		7,530,522
Hawaii — 0.3%
Hawaii State Department of Budget & Finance, Refunding RB, Special Purpose, Senior Living, Kahala Nui, 5.25%, 11/15/37	400	412,092
Idaho — 1.2%
Idaho Health Facilities Authority, Refunding RB, Trinity Health Group, Series B, 6.25%, 12/01/33	1,750	2,007,740
Illinois — 7.0%
City of Chicago Illinois, Refunding ARB, O’Hare International Airport Passenger Facility Charge, Series B, AMT, 4.00%, 1/01/29	4,000	3,777,520

See Notes to Financial Statements.

24	SEMI-ANNUAL REPORT	FEBRUARY 28, 2014

Schedule of Investments (continued)	BlackRock Municipal Bond Trust (BBK) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Illinois (concluded)
City of Chicago Illinois Transit Authority, RB, Sales Tax Receipts, 5.25%, 12/01/40	$665	$696,867
Illinois Finance Authority, RB:
Memorial Health System, Series A, 5.00%, 7/01/35	800	813,088
Rush University Medical Center, Series C, 6.63%, 11/01/39	650	728,676
Illinois Finance Authority, Refunding RB:
Friendship Village Schaumburg, Series A, 5.63%, 2/15/37	210	186,520
OSF Healthcare System, Series A, 6.00%, 5/15/39	1,010	1,109,606
Roosevelt University Project, 6.50%, 4/01/44	1,000	1,023,860
Railsplitter Tobacco Settlement Authority, RB:
6.25%, 6/01/24	1,000	1,107,750
6.00%, 6/01/28	1,150	1,314,588
State of Illinois, GO, 5.00%, 2/01/39	665	676,957

		11,435,432
Indiana — 0.6%
Indiana Finance Authority, Refunding RB, US Steel Corp. Project, 6.00%, 12/01/26	1,000	1,017,080
Iowa — 0.9%
Iowa Higher Education Loan Authority, Refunding RB, Private College Facility, Upper Iowa University Project:
5.75%, 9/01/30	500	501,340
6.00%, 9/01/39	1,000	1,005,330

		1,506,670
Kentucky — 1.8%
Kentucky Economic Development Finance Authority, RB, Catholic Health Initiatives, Series A, 5.38%, 1/01/40	1,830	1,930,595
Kentucky Public Transportation Infrastructure Authority, RB, Convertible CAB, 1st Tier (b):
6.45%, 7/01/34	500	297,775
Downtown Crossing Project, Series C, 6.75%, 7/01/43	270	155,482
Series C, 6.60%, 7/01/39	830	488,289

		2,872,141
Louisiana — 3.4%
City of Alexandria Louisiana Utilities, RB, 5.00%, 5/01/39	1,860	1,959,994
Louisiana Local Government Environmental Facilities & Community Development Authority, RB:
Parish of Plaquemines Project (AGM), 4.00%, 9/01/42	280	254,540
Westlake Chemical Corp. Project, Series A-1, 6.50%, 11/01/35	1,050	1,150,831
Louisiana Public Facilities Authority, RB:
Belle Chasse Educational Foundation Project, 6.50%, 5/01/31	400	424,628
Cleco Power LLC Project, Series B, 4.25%, 12/01/38	1,400	1,264,074
Terrebonne Levee & Conservation District, RB, Sales Tax, 4.25%, 7/01/32	385	389,939

		5,444,006
Maryland — 0.4%
Maryland EDC, Refunding RB, CNX Marine Terminals, Inc., 5.75%, 9/01/25	580	611,813
Massachusetts — 1.1%
Massachusetts Development Finance Agency, Refunding RB, Series A, 5.00%, 9/01/43	1,600	1,757,376
Municipal Bonds	Par (000)	Value
Michigan — 3.9%
Michigan State Hospital Finance Authority, Refunding RB, Trinity Health Credit Group, Series C, 4.00%, 12/01/32	2,600	2,477,826
Royal Oak Hospital Finance Authority, Refunding RB, William Beaumont Hospital, Series V, 8.25%, 9/01/39	1,950	2,378,064
State of Michigan Building Authority, Refunding RB, Facilities Program, Series I, 6.25%, 10/15/38	1,250	1,432,575

		6,288,465
Minnesota — 3.3%
City of Minneapolis Minnesota, Refunding RB, Fairview Health Services, Series B (AGC), 6.50%, 11/15/38	4,600	5,327,214
Mississippi — 3.4%
County of Warren Mississippi, RB, Gulf Opportunity Zone Bonds, International Paper Co. Project, Series A, 5.38%, 12/01/35	400	412,892
Mississippi Development Bank, RB, Special Obligation:
CAB, Hinds Community College District (AGM), 5.00%, 4/01/36	845	888,171
County of Jackson Limited Tax Note (AGC), 5.50%, 7/01/32	1,750	1,882,878
University of Southern Mississippi, RB, Campus Facilities Improvements Project, 5.38%, 9/01/36	2,100	2,254,350

		5,438,291
Missouri — 3.4%
Missouri Development Finance Board, RB:
Annual Appropriation Sewer System, Series B, 5.00%, 11/01/41	900	925,344
St. Joseph Sewage System Improvements, Series E, 5.25%, 5/01/31	580	598,769
Missouri Development Finance Board, Refunding RB, Electric System Projects, Series F, 4.00%, 6/01/32	500	491,695
Missouri State Health & Educational Facilities Authority, RB:
A.T. Still University of Health Sciences, 5.25%, 10/01/31	500	537,170
Heartland Regional Medical Center, 4.13%, 2/15/43	770	695,803
University of Central Missouri, Series C-2, 4.00%, 10/01/28	400	408,308
University of Central Missouri, Series C-2, 5.00%, 10/01/34	1,000	1,066,660
Missouri State Health & Educational Facilities Authority, Refunding RB, CoxHealth, Series A, 5.00%, 11/15/38	800	823,520

		5,547,269
Montana — 2.5%
Montana Facility Finance Authority, Refunding RB, Sisters of Charity of Leavenworth Health System, Series A, 4.75%, 1/01/40	450	460,107
State of Montana Board of Regents, RB, 5.00%, 11/15/43	2,230	2,406,036
Yellowstone County School District No. 2 Billings, GO:
4.50%, 6/15/33	670	715,520
4.00%, 6/15/34	400	406,404

		3,988,067
Multi-State — 6.7%
Centerline Equity Issuer Trust, Series B-2, 7.20%, 10/31/14 (f)(g)	10,500	10,915,065
Nebraska — 1.5%
Central Plains Energy Project Nebraska, RB, Gas Project No. 3, 5.00%, 9/01/42	600	606,630

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2014	25

Schedule of Investments (continued)	BlackRock Municipal Bond Trust (BBK) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Nebraska (concluded)
City of Omaha Nebraska, RB, Sanitary Sewerage System, 4.00%, 11/15/42	$1,050	$1,048,173
Nebraska Public Power District, Refunding RB, Series A:
5.00%, 1/01/32	250	272,468
5.00%, 1/01/33	500	542,805

		2,470,076
Nevada — 1.1%
City of Las Vegas Nevada, Special Assessment, No. 809 Summerlin Area, 5.65%, 6/01/23	1,240	1,238,586
County of Clark Nevada, Refunding RB, Alexander Dawson School Nevada Project, 5.00%, 5/15/29	575	611,622

		1,850,208
New Jersey — 12.0%
County of Middlesex New Jersey Improvement Authority, RB, Heldrich Center Hotel, Sub-Series B, 6.25%, 1/01/37 (d)(e)	915	63,538
New Jersey EDA, RB:
Continental Airlines, Inc. Project, AMT, 5.63%, 11/15/30	660	659,940
Continental Airlines, Inc. Project, AMT, 7.20%, 11/15/30 (h)	3,000	3,000,480
Goethals Bridge Replacement Project, AMT (AGM), 5.13%, 7/01/42	200	201,896
Rutgers-The State University of New Jersey, College Avenue Redevelopment Project, 5.00%, 6/15/38	450	489,366
New Jersey EDA, Refunding RB:
1st Mortgage, Winchester, Series A, 5.80%, 11/01/31	1,500	1,505,610
Special Assessment, Kapkowski Road Landfill Project, 6.50%, 4/01/28	7,500	8,521,425
New Jersey Educational Facilities Authority, Refunding RB, University of Medicine & Dentistry, Series B (i):
7.13%, 6/01/19	630	817,778
7.50%, 6/01/19	800	1,053,664
New Jersey Health Care Facilities Financing Authority, Refunding RB, St. Barnabas Health Care System, Series A:
4.63%, 7/01/23	510	541,416
5.00%, 7/01/25	500	540,670
5.63%, 7/01/37	1,700	1,787,941
New Jersey Housing & Mortgage Finance Agency, RB, S/F Housing, Series AA, 6.50%, 10/01/38	325	326,290

		19,510,014
New York — 7.0%
Albany Industrial Development Agency, RB, New Covenant Charter School Project, Series A, 7.00%, 5/01/35 (d)(e)	455	68,273
City of New York New York, GO, Fiscal 2014, Sub-Series A-1:
5.00%, 8/01/29	400	445,428
5.00%, 8/01/35	1,580	1,705,578
City of New York New York Industrial Development Agency, ARB, American Airlines, Inc., JFK International Airport, AMT, 7.75%, 8/01/31 (h)	3,165	3,468,017
City of New York New York Industrial Development Agency, RB, PILOT, Queens Baseball Stadium (AMBAC), 5.00%, 1/01/39	1,500	1,372,425
County of Westchester New York Healthcare Corp., Refunding RB, Senior Lien, Remarketing, Series A, 5.00%, 11/01/30	1,500	1,571,925
Hudson Yards Infrastructure Corp., RB, Series A (NPFGC), 5.00%, 2/15/47	750	759,128
Municipal Bonds	Par (000)	Value
New York (concluded)
New York Liberty Development Corp., Refunding RB, 2nd Priority, Bank of America Tower at One Bryant Park Project, Class 3, 6.38%, 7/15/49	800	858,336
Niagara Area Development Corp., Refunding RB, Solid Waste Disposal Facility, Covanta Energy Project, Series A, AMT, 5.25%, 11/01/42	400	383,952
State of New York Dormitory Authority, Refunding RB, State University Dormitory Facilities, Series A, 5.00%, 7/01/42	750	797,242

		11,430,304
North Carolina — 2.5%
County of Gaston North Carolina Industrial Facilities & Pollution Control Financing Authority, RB, Exempt Facilities, National Gypsum Co. Project, AMT, 5.75%, 8/01/35	2,695	2,434,097
North Carolina Medical Care Commission, Refunding RB:
Health Care Facilities, Novant Health Obligated Group, Series A, 4.00%, 11/01/46	900	788,220
University Health System, Series D, 6.25%, 12/01/33	800	908,680

		4,130,997
North Dakota — 0.2%
City of Fargo North Dakota, Refunding RB, University Facilities Development Foundation Project, 3.00%, 12/01/30	400	357,992
Oklahoma — 0.7%
Oklahoma Municipal Power Authority, RB, Power Supply System, Series A, 4.00%, 1/01/38	1,140	1,114,225
Oregon — 2.7%
City of Madras Oregon, GO, Refunding, 4.00%, 2/15/33	500	452,060
County of Clackamas Oregon Housing Authority, HRB, M/F, Easton Ridge Apartments Project, Series A:
3.50%, 9/01/33	755	674,864
4.00%, 9/01/49	750	673,335
County of Umatilla Pendleton School District No. 16R, GO, Series A:
5.00%, 6/15/37	745	822,562
4.00%, 6/15/38	415	414,979
Oregon Health & Science University, RB, Series A, 5.75%, 7/01/39	750	840,653
Oregon State Facilities Authority, Refunding RB, Linfield College Project, Series A, 5.25%, 10/01/40	500	513,985

		4,392,438
Pennsylvania — 3.7%
County of Allegheny Pennsylvania IDA, Refunding RB, US Steel Corp. Project, 6.55%, 12/01/27	1,695	1,757,274
Delaware River Port Authority, RB:
4.50%, 1/01/32	1,500	1,549,350
Series D (AGM), 5.00%, 1/01/40	2,600	2,721,706

		6,028,330
Rhode Island — 2.4%
Rhode Island Health & Educational Building Corp., RB:
City of Newport Issue, Series C, 4.00%, 5/15/33	980	977,246
Hospital Financing, LifeSpan Obligation, Series A (AGC), 7.00%, 5/15/39	1,000	1,126,810
Rhode Island Health & Educational Building Corp., Refunding RB, Brown University, 4.50%, 9/01/32	800	856,872
State of Rhode Island, COP, School for the Deaf Project, Series C (AGC), 5.38%, 4/01/28	900	971,946

		3,932,874

See Notes to Financial Statements.

26	SEMI-ANNUAL REPORT	FEBRUARY 28, 2014

Schedule of Investments (continued)	BlackRock Municipal Bond Trust (BBK) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Tennessee — 1.9%
Chattanooga Health Educational & Housing Facility Board, RB, Catholic Health Initiatives, Series A, 5.25%, 1/01/40	$1,950	$2,039,661
County of Memphis-Shelby Tennessee Sports Authority, Inc., Refunding RB, Memphis Arena Project, Series A, 5.38%, 11/01/28	275	296,763
Johnson City Health & Educational Facilities Board, RB, Mountain States Health, Series A, 5.00%, 8/15/42	800	798,776

		3,135,200
Texas — 17.6%
County of Harris Texas Health Facilities Development Corp., Refunding RB, Memorial Hermann Healthcare System, Series B (i):
7.13%, 12/01/18	500	641,005
7.25%, 12/01/18	1,750	2,253,632
County of Harris Texas Houston Sports Authority, Refunding RB, CAB, Senior Lien, Series G (NPFGC), 0.00%, 11/15/41 (c)	11,690	2,061,765
County of Matagorda Texas Navigation District No. 1, Refunding RB, Central Power & Light Co. Project, Series A, 6.30%, 11/01/29	1,500	1,687,860
County of Midland Texas Fresh Water Supply District No. 1, RB, CAB, City of Midland Project, Series A (c):
0.00%, 9/15/36	4,900	1,660,071
0.00%, 9/15/38	10,760	3,271,363
County of Midland Texas Fresh Water Supply District No. 1, Refunding RB, City of Midland Project, 3.38%, 9/15/32	1,575	1,432,258
Red River Education Financing Corp., RB, Texas Christian University Project, 5.25%, 3/15/38	760	840,621
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien, LBJ Infrastructure Group LLC, LBJ Freeway Managed Lanes Project, 7.00%, 6/30/40	2,000	2,258,600
Texas State Turnpike Authority, RB, CAB (AMBAC), 0.00%, 8/15/35 (c)	45,000	12,434,850

		28,542,025
Vermont — 2.0%
Vermont Educational & Health Buildings Financing Agency, RB, Fletcher Allen Health Hospital, Series A, 4.75%, 12/01/36	800	797,736
Vermont Educational & Health Buildings Financing Agency, Refunding RB, Fletcher Allen Health Hospital, Series B (AGM), 5.00%, 12/01/34	2,400	2,463,648

		3,261,384
Virginia — 1.2%
County of Prince William Virginia IDA, Refunding RB, Novant Health Obligation Group, Series B, 4.00%, 11/01/46	1,200	1,055,988
Virginia Small Business Financing Authority, RB, Senior Lien, Elizabeth River Crossings OpCo LLC Project, AMT, 6.00%, 1/01/37	880	935,651

		1,991,639
Washington — 0.9%
Washington Health Care Facilities Authority, RB, MultiCare Health System, Series B (AGC), 6.00%, 8/15/39	1,400	1,526,140
West Virginia — 1.3%
City of Wheeling West Virginia Waterworks & Sewerage System, RB, 5.00%, 6/01/38	2,000	2,087,220
Municipal Bonds	Par (000)	Value
Wyoming — 0.8%
County of Sweetwater Wyoming, Refunding RB, Idaho Power Co. Project, Remarketing, 5.25%, 7/15/26	1,200	1,301,556
Total Municipal Bonds — 139.4%		226,545,485

Municipal Bonds Transferred to Tender Option Bond Trusts (j)
Colorado — 2.4%
Colorado Health Facilities Authority, RB, Catholic Health, Series C-7 (AGM), 5.00%, 9/01/36	3,750	3,853,462
Massachusetts — 1.0%
Massachusetts Water Resources Authority, Refunding RB, General, Series A, 5.00%, 8/01/41	1,450	1,550,789
New Jersey — 0.9%
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series B, 5.25%, 6/15/36 (k)	1,400	1,496,335
New York — 12.3%
City of New York New York Municipal Water Finance Authority, RB, Water & Sewer System, Fiscal 2009, Series A, 5.75%, 6/15/40	450	505,682
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System:
2nd General Resolution, Fiscal 2013, Series CC, 5.00%, 6/15/47	6,000	6,360,915
2nd General Resolution, Series FF-2, 5.50%, 6/15/40	405	438,880
Series A, 4.75%, 6/15/30	3,000	3,204,120
Hudson Yards Infrastructure Corp., RB, Fiscal 2012, Series A, 5.75%, 2/15/47 (k)	2,500	2,727,580
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	2,505	2,667,900
State of New York Dormitory Authority, RB, New York University, Series A, 5.00%, 7/01/38	2,199	2,350,777
State of New York Thruway Authority, Refunding RB, Transportation, Personal Income Tax, Series A, 5.00%, 3/15/31	1,560	1,730,368

		19,986,222
Ohio — 2.1%
County of Montgomery Ohio, RB, Catholic Health, Series C-1 (AGM), 5.00%, 10/01/41	1,260	1,283,134
Ohio Higher Educational Facility Commission, RB, Cleveland Clinic Health, Series A, 5.25%, 1/01/33	2,000	2,172,660

		3,455,794
Texas — 1.0%
City of San Antonio Texas, RB, Electric & Gas Systems, Junior Lien, 5.00%, 2/01/43	1,580	1,681,689
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 19.7%		32,024,291
Total Long-Term Investments (Cost — $246,589,385) — 159.1%		258,569,776

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2014	27

Schedule of Investments (continued)	BlackRock Municipal Bond Trust (BBK) (Percentages shown are based on Net Assets)

Short-Term Securities	Shares	Value
FFI Institutional Tax-Exempt Fund, 0.03% (l)(m)	602,767	$602,767
Total Short-Term Securities (Cost — $602,767) — 0.4%		602,767
Total Investments (Cost — $247,192,152) — 159.5%		259,172,543
Other Assets Less Liabilities — 0.9%		1,414,539
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (11.2)%		(18,229,112)
VMTP Shares, at Liquidation Value — (49.2)%		(79,900,000)

Net Assets Applicable to Common Shares — 100.0%		$162,457,970

Notes to Schedule of investments

(a)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation
Stephens, Inc.	$1,387,851	$33,711

(b)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.

(c)	Zero-coupon bond.

(d)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.

(e)	Non-income producing security.

(f)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(g)	Represents a beneficial interest in a trust. The collateral deposited into the trust is federally tax-exempt revenue bonds issued by various state or local governments, or their respective agencies or authorities. The security is subject to remarketing prior to its stated maturity.

(h)	Variable rate security. Rate shown is as of report date.

(i)	US government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(j)	Represent bonds transferred to a TOB. In exchange for which the Trust acquired residual interest certificates. These bonds serve as collateral in a financing transaction. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(k)	All or a portion of security is subject to a recourse agreement, which may require the Trust to pay the liquidity provider in the event there is a shortfall between the TOB trust certificates and proceeds received from the sale of the security contributed to the TOB trust. In the case of a shortfall, the aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expire from February 15, 2019 to June 15, 2019 is $2,411,773.

(l)	Investments in issuers considered to be an affiliate of the Trust during the six months ended February 28, 2014, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliate	Shares Held at August 31, 2013	Net Activity	Shares Held at February 28, 2014	Income
FFI Institutional Tax-Exempt Fund	1,669,953	(1,067,186)	602,767	$544

(m)	Represents the current yield as of report date.

•	Financial futures contracts outstanding as of February 28, 2014 were as follows:

Contracts Sold	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
(195)	10-Year US Treasury Note	Chicago Board of Trade	June 2014	$24,283,594	$(43,662)

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Trust has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

See Notes to Financial Statements.

28	SEMI-ANNUAL REPORT	FEBRUARY 28, 2014

Schedule of Investments (concluded)	BlackRock Municipal Bond Trust (BBK)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy as of February 28, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$258,569,776	—	$258,569,776
Short-Term Securities	$602,767	—	—	602,767

Total	$602,767	$258,569,776	—	$259,172,543

[1] See above Schedule of Investments for values in each state or political subdivision.
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Liabilities:
Interest rate contracts	$(43,662)	—	—	$(43,662)

[2]   Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The carrying amount for certain of the Trust’s assets and/or liabilities approximates fair value for financial statement purposes. As of February 28, 2014, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$302,000	—	—	$302,000
Liabilities:
TOB trust certificates	—	$(18,224,759)	—	(18,224,759)
VMTP Shares	—	(79,900,000)	—	(79,900,000)

Total	$302,000	$(98,124,759)	—	$(97,822,759)

There were no transfers between levels during the six months ended February 28, 2014.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2014	29

Schedule of Investments February 28, 2014 (Unaudited)	BlackRock Municipal Income Investment Quality Trust (BAF) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 2.0%
City of Birmingham Alabama Special Care Facilities Financing Authority, RB, Children’s Hospital (AGC):
6.13%, 6/01/34	$1,000	$1,139,660
6.00%, 6/01/39	1,000	1,135,730
City of Selma Alabama IDB, RB, Gulf Opportunity Zone, International Paper Co. Project, Series A, 5.38%, 12/01/35	335	345,797

		2,621,187
California — 16.1%
California Educational Facilities Authority, RB, University of Southern California, Series A, 5.25%, 10/01/38	2,155	2,415,992
California Health Facilities Financing Authority, RB, Sutter Health, Series B, 6.00%, 8/15/42	1,120	1,306,099
California State Public Works Board, LRB:
Department of Corrections & Rehabilitation, Series F, 5.25%, 9/01/33	505	550,349
Various Capital Projects, Series I, 5.50%, 11/01/30	1,000	1,160,220
Various Capital Projects, Series I, 5.50%, 11/01/31	1,500	1,728,375
County of Sacramento California, ARB, Senior Series A (AGC), 5.50%, 7/01/41	1,400	1,565,018
Kern Community College District, GO, Safety, Repair & Improvement, Election of 2002, Series C, 5.50%, 11/01/33	1,025	1,177,448
Los Angeles Community College District California, GO, Election of 2001, Series A (NPFGC), 5.00%, 8/01/32	1,000	1,093,460
Los Angeles Department of Water & Power, RB, Power System, Sub-Series A-1, 5.25%, 7/01/38	1,175	1,311,241
Los Angeles Municipal Improvement Corp., Refunding LRB, Real Property, Series B (AGC), 5.50%, 4/01/39	3,210	3,589,903
Redondo Beach Unified School District, GO, Election of 2008, Series E, 5.50%, 8/01/34	1,000	1,088,140
San Diego Public Facilities Financing Authority Water, Refunding RB, Series B (AGC), 5.38%, 8/01/34	1,125	1,259,978
Township of Washington California Health Care District, GO, Election of 2004, Series B, 5.50%, 8/01/40	380	424,069
University of California, Refunding RB, The Regents of Medical Center, Series J, 5.25%, 5/15/38	2,355	2,534,710

		21,205,002
Colorado — 3.9%
City & County of Denver Colorado Airport System, ARB, Sub-System, Series B, 5.25%, 11/15/32	3,250	3,538,633
Colorado Health Facilities Authority, RB, Hospital, NCMC, Inc. Project, Series B (AGM), 6.00%, 5/15/26	1,425	1,601,942

		5,140,575
Florida — 9.8%
City of Jacksonville Florida, RB, Series A, 5.25%, 10/01/31	4,525	4,979,084
City of Jacksonville Florida, Refunding RB, Series A, 5.25%, 10/01/33	205	225,412
County of Miami-Dade Florida, RB, Seaport, Series A, 6.00%, 10/01/38	4,215	4,755,489
County of Miami-Dade Florida, Refunding RB, Water & Sewer System, Series B, 5.25%, 10/01/29	1,845	2,064,592
Reedy Creek Improvement District, GO, Series A, 5.25%, 6/01/32	745	820,662

		12,845,239
Georgia — 2.2%
City of Atlanta Georgia Department of Aviation, Refunding GARB, Series C, 6.00%, 1/01/30	2,500	2,900,300
Municipal Bonds	Par (000)	Value
Illinois — 23.0%
City of Chicago Illinois, GARB, O’Hare International Airport 3rd Lien:
Series A, 5.75%, 1/01/39	825	881,092
Series C, 6.50%, 1/01/41	3,740	4,294,567
City of Chicago Illinois, Refunding GARB, O’Hare International Airport, 3rd Lien, Series C (AGC), 5.25%, 1/01/30	1,000	1,060,750
City of Chicago Illinois, Refunding RB, Sales Tax, Series A, 5.25%, 1/01/38	515	542,341
City of Chicago Illinois Transit Authority, RB:
Federal Transit Administration, Section 5309, Series A (AGC), 6.00%, 6/01/26	1,300	1,427,543
Sales Tax Receipts, 5.25%, 12/01/36	3,185	3,363,233
Sales Tax Receipts, 5.25%, 12/01/40	3,000	3,143,760
City of Chicago Illinois Transit Authority, Refunding RB, Federal Transit Administration, Section 5309 (AGM), 5.00%, 6/01/28	3,000	3,145,830
City of Chicago Illinois Wastewater Transmission, RB, 2nd Lien, 5.00%, 1/01/42	1,480	1,500,986
County of Cook Illinois Community College District No. 508, GO, City College of Chicago:
5.50%, 12/01/38	1,250	1,355,975
5.25%, 12/01/43	3,000	3,132,510
Illinois Finance Authority, RB, Carle Foundation, Series A, 6.00%, 8/15/41	1,885	2,083,905
Railsplitter Tobacco Settlement Authority, RB:
5.50%, 6/01/23	915	1,056,185
6.00%, 6/01/28	260	297,211
State of Illinois, GO:
5.25%, 2/01/31	610	645,777
5.25%, 2/01/32	945	997,325
5.50%, 7/01/33	1,000	1,073,940
5.50%, 7/01/38	270	286,791

		30,289,721
Indiana — 2.0%
Indianapolis Local Public Improvement Bond Bank, Refunding RB, Waterworks Project, Series A (AGC), 5.50%, 1/01/38	2,415	2,579,461
Louisiana — 1.7%
City of New Orleans Louisiana Aviation Board, Refunding GARB, Restructuring (AGC):
Series A-1, 6.00%, 1/01/23	375	426,960
Series A-2, 6.00%, 1/01/23	150	170,784
Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, Series A:
5.50%, 5/15/28	740	774,425
5.50%, 5/15/29	790	825,028

		2,197,197
Michigan — 4.9%
City of Detroit Michigan Sewage Disposal System, Refunding RB, Senior Lien (AGM):
Series B, 7.50%, 7/01/33	580	619,875
Series C-1, 7.00%, 7/01/27	2,495	2,659,670
City of Detroit Michigan Water Supply System, RB, 2nd Lien, Series B (AGM), 6.25%, 7/01/36	1,700	1,727,217
Royal Oak Hospital Finance Authority, Refunding RB, William Beaumont Hospital, Series V, 8.25%, 9/01/39	1,205	1,469,522

		6,476,284
Minnesota — 3.2%
City of Minneapolis Minnesota, Refunding RB, Fairview Health Services, Series B (AGC), 6.50%, 11/15/38	3,680	4,261,771

See Notes to Financial Statements.

30	SEMI-ANNUAL REPORT	FEBRUARY 28, 2014

Schedule of Investments (continued)	BlackRock Municipal Income Investment Quality Trust (BAF) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Mississippi — 2.3%
Mississippi Development Bank, RB, Special Obligation, Jackson Water & Sewer System Project (AGM), 6.88%, 12/01/40	$1,500	$1,906,785
Mississippi State University Educational Building Corp., Refunding RB, Mississippi State University Improvement Project, 5.25%, 8/01/38	1,000	1,103,100

		3,009,885
Nevada — 6.0%
County of Clark Nevada, GO, Limited Tax, 5.00%, 6/01/38	5,410	5,667,137
County of Clark Nevada Water Reclamation District, GO, Series A, 5.25%, 7/01/34	2,000	2,247,300

		7,914,437
New Jersey — 5.8%
New Jersey Health Care Facilities Financing Authority, RB, Virtua Health, Series A (AGC), 5.50%, 7/01/38	1,300	1,367,340
New Jersey Housing & Mortgage Finance Agency, RB, S/F Housing, Series CC, 5.25%, 10/01/29	1,540	1,627,826
New Jersey Transportation Trust Fund Authority, RB:
Transportation Program, Series AA, 5.50%, 6/15/39	1,620	1,789,808
Transportation System, Series A (AGC), 5.50%, 12/15/38	2,000	2,226,420
Rutgers - The State University of New Jersey, Refunding RB, Series L, 5.00%, 5/01/32	510	564,922

		7,576,316
New York — 5.1%
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution, Fiscal 2014, Series BB, 5.00%, 6/15/46	1,000	1,060,200
City of New York New York Transitional Finance Authority Building Aid, BARB, Fiscal 2009, Series S-4 (AGC), 5.50%, 1/15/29	2,465	2,845,128
Metropolitan Transportation Authority, RB:
Series A, 5.25%, 11/15/38	1,565	1,673,282
Series A-1, 5.25%, 11/15/39	1,000	1,079,670

		6,658,280
Ohio — 1.2%
State of Ohio Turnpike Commission, RB, Junior Lien, Infrastructure Projects, Series A-1:
5.25%, 2/15/30	1,000	1,114,090
5.25%, 2/15/31	470	520,605

		1,634,695
Pennsylvania — 1.2%
Township of Bristol Pennsylvania School District, GO, 5.25%, 6/01/37	1,500	1,605,420
South Carolina — 1.3%
County of Charleston South Carolina, RB, Special Source, Series 2013, 5.25%, 12/01/38	1,525	1,686,757
Texas — 15.5%
Austin Community College District Public Facility Corp., RB, Educational Facilities Project, Round Rock Campus, 5.25%, 8/01/33	2,000	2,197,460
City of Beaumont Texas, GO, Certificates of Obligation, 5.25%, 3/01/37	980	1,088,329
City of Houston Texas Utility System, Refunding RB, Combined 1st Lien, Series A (AGC):
6.00%, 11/15/35	2,600	2,988,570
6.00%, 11/15/36	2,215	2,552,987
5.38%, 11/15/38	1,000	1,082,160
Municipal Bonds	Par (000)	Value
Texas (concluded)
County of Tarrant Texas Cultural Education Facilities Finance Corp., Refunding RB, Christus Health, Series A (AGC), 6.50%, 7/01/37	1,000	1,109,450
Frisco Texas ISD, GO, School Building (AGC), 5.50%, 8/15/41	3,365	3,917,096
Lower Colorado River Authority, Refunding RB, 5.50%, 5/15/33	1,000	1,102,430
North Texas Tollway Authority, RB, Special Projects, Series A, 5.50%, 9/01/41	1,000	1,099,860
North Texas Tollway Authority, Refunding RB, 1st Tier:
System, Series K-1 (AGC), 5.75%, 1/01/38	1,500	1,674,510
(AGM), 6.00%, 1/01/43	1,000	1,101,020
Red River Education Financing Corp., RB, Texas Christian University Project, 5.25%, 3/15/38	440	486,675

		20,400,547
Virginia — 1.3%
City of Lexington Virginia IDA, RB, Washington & Lee University, 5.00%, 1/01/43	370	397,769
Virginia Public School Authority, RB, Fluvanna County School Financing, 6.50%, 12/01/18 (a)	1,000	1,256,240

		1,654,009
Washington — 1.5%
City of Seattle Washington Municipal Light & Power, Refunding RB, Series A, 5.25%, 2/01/36	1,025	1,123,872
State of Washington, GO, Various Purposes, Series B, 5.25%, 2/01/36	795	874,746

		1,998,618
Total Municipal Bonds — 110.0%		144,655,701

Municipal Bonds Transferred to Tender Option Bond Trusts (b)
Alabama — 1.2%
City of Mobile Alabama Board of Water & Sewer Commissioners, RB (NPFGC), 5.00%, 1/01/31	1,500	1,575,915
California — 9.0%
San Marcos Unified School District, GO, Election of 2010, Series A, 5.25%, 8/01/31	10,680	11,811,546
District of Columbia — 0.6%
District of Columbia Water & Sewer Authority, Refunding RB, Senior Lien, Series A, 6.00%, 10/01/35 (c)	760	859,865
Illinois — 2.5%
State of Illinois Toll Highway Authority, RB, Senior Priority, Series B, 5.50%, 1/01/33	2,999	3,281,000
Kentucky — 0.8%
Kentucky State Property & Building Commission, Refunding RB, Project No. 93 (AGC), 5.25%, 2/01/27	898	1,014,495
Nevada — 5.2%
County of Clark Nevada Water Reclamation District, GO, Limited Tax, 6.00%, 7/01/38	2,000	2,289,800
Las Vegas Valley Water District, GO, Refunding, Series C, 5.00%, 6/01/28	4,100	4,532,468

		6,822,268
New Jersey — 6.5%
New Jersey EDA, RB, School Facilities Construction (AGC):
6.00%, 12/15/18 (a)	329	374,774
6.00%, 12/15/34	671	764,246

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2014	31

Schedule of Investments (continued)	BlackRock Municipal Income Investment Quality Trust (BAF) (Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (b)	Par (000)	Value
New Jersey (concluded)
New Jersey State Turnpike Authority, RB, Series A, 5.00%, 1/01/38 (c)	$6,020	$6,377,347
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series B, 5.25%, 6/15/36 (c)	1,000	1,068,811

		8,585,178
New York — 11.9%
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System 2nd General Resolution:
Series BB, 5.25%, 6/15/44	4,993	5,376,035
Series FF, 5.00%, 6/15/45	3,019	3,186,612
City of New York New York Transitional Finance Authority, BARB, Fiscal 2009, Series S-3, 5.25%, 1/15/39	900	978,869
Hudson Yards Infrastructure Corp., RB, Fiscal 2012, Series A, 5.75%, 2/15/47 (c)	1,000	1,091,032
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	2,955	3,147,164
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.75%, 11/15/51 (c)	1,740	1,893,311

		15,673,023
Texas — 5.5%
County of Tarrant Texas Cultural Education Facilities Finance Corp., RB, Baylor Health Care System Project, Series A, 5.00%, 11/15/38	4,456	4,660,377
North Texas Tollway Authority, RB, Special Projects System, Series A, 5.50%, 9/01/41	2,310	2,540,676

		7,201,053
Municipal Bonds Transferred to Tender Option Bond Trusts (b)	Par (000)	Value
Utah — 0.8%
City of Riverton Utah, RB, IHC Health Services, Inc., 5.00%, 8/15/41	1,004	1,042,730
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 44.0%		57,867,073
Total Long-Term Investments (Cost — $190,732,052) — 154.0%		202,522,774

Short-Term Securities
California — 0.4%
California Pollution Control Financing Authority, RB, VRDN, Air Products & Chemicals, Inc., Series B, 0.03%, 3/03/14 (d)	500	500,000

	Shares
Money Market — 0.5%
FFI Institutional Tax-Exempt Fund, 0.03% (e)(f)	630,953	630,953
Total Short-Term Securities (Cost — $1,130,953) — 0.9%		1,130,953
Total Investments (Cost — $191,863,005) — 154.9%		203,653,727
Other Assets Less Liabilities — 1.8%		2,343,957
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (24.6)%		(32,349,550)
VMTP Shares, at Liquidation Value — (32.1)%		(42,200,000)

Net Assets Applicable to Common Shares — 100.0%		$131,448,134

Notes to Schedule of investments

(a)	US government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(b)	Represent bonds transferred to a TOB. In exchange for which the Trust acquired residual interest certificates. These bonds serve as collateral in a financing transaction. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(c)	All or a portion of security is subject to a recourse agreement, which may require the Trust to pay the liquidity provider in the event there is a shortfall between the TOB trust certificates and proceeds received from the sale of the security contributed to the TOB trust. In the case of a shortfall, the aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expire from October 1, 2016 to July 1, 2020 is $7,491,042.

(d)	Variable rate security. Rate shown is as of report date and maturity shown is the date the principal owed can be recovered through demand.

(e)	Investments in issuers considered to be an affiliate of the Trust during the six months ended February 28, 2014, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliate	Shares Held at August 31, 2013	Net Activity	Shares Held at February 28, 2014	Income
FFI Institutional Tax-Exempt Fund	452,174	178,779	630,953	$341

(f)	Represents the current yield as of report date.

•	Financial futures contracts outstanding as of February 28, 2014 were as follows:

Contracts Sold	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
(119)	10-Year US Treasury Note	Chicago Board of Trade	June 2014	$14,819,219	$(26,645)

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Trust has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

See Notes to Financial Statements.

32	SEMI-ANNUAL REPORT	FEBRUARY 28, 2014

Schedule of Investments (concluded)	BlackRock Municipal Income Investment Quality Trust (BAF)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy as of February 28, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$202,522,774	—	$202,522,774
Short-Term Securities	$630,953	500,000	—	1,130,953

Total	$630,953	$203,022,774	—	$203,653,727

[1] See above Schedule of Investments for values in each state or political subdivision.
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Liabilities:
Interest rate contracts	$(26,645)	—	—	$(26,645)

[2] Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The carry amount for certain of the Trust’s assets and/or liabilities approximates fair value for financial statement purposes. As of February 28, 2014, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$183,000	—	—	$183,000
Liabilities:
TOB trust certificates	—	$(32,344,766)	—	(32,344,766)
VMTP Shares	—	(42,200,000)	—	(42,200,000)

Total	$183,000	$(74,544,766)	—	$(74,361,766)

There were no transfers between levels during the six months ended February 28, 2014.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2014	33

Schedule of Investments February 28, 2014 (Unaudited)	BlackRock Municipal Income Quality Trust (BYM) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 3.8%
City of Birmingham Alabama Airport Authority, ARB (AGM), 5.50%, 7/01/40	$5,800	$6,195,676
City of Birmingham Alabama Special Care Facilities Financing Authority, RB, Children’s Hospital (AGC), 6.00%, 6/01/39	1,495	1,697,916
County of Jefferson Alabama, RB, Limited Obligation School, Series A, 4.75%, 1/01/25	2,800	2,647,960
State of Alabama Docks Department, Refunding RB, 6.00%, 10/01/40	3,800	4,297,458

		14,839,010
Alaska — 0.3%
Alaska Industrial Development & Export Authority, RB, Providence Health Services, Series A, 5.50%, 10/01/41	1,070	1,152,369
Arizona — 0.4%
State of Arizona, COP, Department of Administration, Series A (AGM):
5.00%, 10/01/27	1,250	1,364,325
5.25%, 10/01/28	250	274,832

		1,639,157
California — 14.6%
California Health Facilities Financing Authority, RB, St. Joseph Health System, Series A, 5.75%, 7/01/39	625	705,775
California Infrastructure & Economic Development Bank, RB, Bay Area Toll Bridges, 1st Lien, Series A (AMBAC), 5.00%, 1/01/28 (a)	10,100	12,309,880
California State Public Works Board, LRB:
Various Capital Projects, Series I, 5.50%, 11/01/33	1,415	1,620,486
Various Judicial Council Projects, Series A, 5.00%, 3/01/38	3,080	3,230,212
California Statewide Communities Development Authority, RB, Kaiser Permanente, Series A, 5.00%, 4/01/42	1,620	1,674,367
Coast Community College District, GO, CAB, Election of 2002, Series C (AGM):
5.00%, 8/01/31	7,450	7,919,946
0.00%, 8/01/36 (b)	4,200	1,251,978
County of Orange California Sanitation District, COP, Series B (AGM), 5.00%, 2/01/31	2,500	2,704,650
Monterey Peninsula Community College District, GO, CAB, Series C (AGM) (b):
0.00%, 8/01/31	13,575	5,685,481
0.00%, 8/01/32	14,150	5,611,466
Mount San Antonio Community College District, GO, Refunding, CAB, Election of 2008, Series A, 0.00%, 8/01/43 (c)	1,580	809,703
San Diego California Unified School District, GO, CAB, Election of 2008, Series C, 0.00%, 7/01/38 (b)	2,000	582,840
San Diego California Unified School District, GO, Refunding, CAB, Series R-1, 0.00%, 7/01/31 (b)	1,400	613,984
San Jose California Unified School District, GO, Election of 2002, Series B (NPFGC), 5.00%, 8/01/15 (a)	2,350	2,511,586
State of California, GO, Refunding, Various Purpose, 5.00%, 10/01/41	1,100	1,158,850
State of California, GO, Various Purpose, 5.00%, 4/01/42	5,000	5,271,800
Yosemite Community College District, GO, CAB, Election of 2004, Series D, 0.00%, 8/01/37 (b)	10,000	3,025,000

		56,688,004
Municipal Bonds	Par (000)	Value
Colorado — 0.5%
Colorado State Board of Governors, Refunding RB, State University System Enterprise, Series A, 5.00%, 3/01/43	$875	$983,815
Regional Transportation District, COP, Refunding, Series A, 5.38%, 6/01/31	960	1,038,182

		2,021,997
District of Columbia — 2.5%
District of Columbia Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, 6.75%, 5/15/40	9,500	9,498,955
Florida — 12.4%
County of Broward Florida School Board, COP, Series A (AGM), 5.25%, 7/01/33	1,400	1,528,870
County of Broward Florida Water & Sewer Utility, Refunding RB, Series A, 5.25%, 10/01/34	6,750	7,477,718
County of Duval Florida School Board, COP, Master Lease Program (AGM), 5.00%, 7/01/33	3,475	3,697,643
County of Miami-Dade Florida, RB:
CAB, Special Obligation, Sub-Series A (NPFGC), 0.00%, 10/01/38 (b)	22,270	5,836,744
Seaport, Series A, 6.00%, 10/01/38	2,770	3,125,197
Transit System Sales Surtax (AGM), 5.00%, 7/01/35	1,300	1,375,608
County of Miami-Dade Florida, Refunding RB, Special Obligation, Sub-Series B, 5.00%, 10/01/37	780	801,349
County of Miami-Dade Florida Aviation, Refunding ARB:
Miami International Airport, Series A-1, 5.50%, 10/01/41	5,000	5,314,450
Series A, 5.50%, 10/01/36	5,000	5,408,700
County of Sarasota Florida Public Hospital District, RB, Sarasota Memorial Hospital Project, Series A, 5.63%, 7/01/39	300	312,666
Florida Housing Finance Corp., RB, Homeowner Mortgage, Series 3 (Ginnie Mae, Fannie Mae & Freddie Mac), 5.45%, 7/01/33	1,695	1,765,376
Florida State Department of Environmental Protection, RB, Florida Forever Project, Series B (NPFGC), 5.00%, 7/01/27	6,150	6,763,094
Reedy Creek Improvement District, GO, Series A, 5.25%, 6/01/33	1,340	1,467,367
South Florida Water Management District, COP (AMBAC), 5.00%, 10/01/36	1,000	1,058,690
Tohopekaliga Water Authority, Refunding RB, Series A, 5.25%, 10/01/36	2,000	2,175,880

		48,109,352
Georgia — 2.6%
City of Atlanta Georgia Department of Aviation, Refunding GARB, Series C, 6.00%, 1/01/30	7,500	8,700,900
County of Burke Georgia Development Authority, Refunding RB, Oglethorpe Power-Vogtle Project, Series C, 5.70%, 1/01/43	1,250	1,319,250

		10,020,150
Hawaii — 1.4%
State of Hawaii Harbor System, RB, Series A, 5.50%, 7/01/35	5,000	5,480,650
Illinois — 12.5%
City of Chicago Illinois, Refunding RB, Sales Tax Receipts, Series A, 5.00%, 1/01/41	3,875	3,999,000
City of Chicago Illinois Board of Education, GO, Series A, 5.50%, 12/01/39	2,430	2,503,994

See Notes to Financial Statements.

34	SEMI-ANNUAL REPORT	FEBRUARY 28, 2014

Schedule of Investments (continued)	BlackRock Municipal Income Quality Trust (BYM) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Illinois (concluded)
City of Chicago Illinois O’Hare International Airport, Refunding GARB, Senior Lien, Series D, 5.25%, 1/01/34	$9,800	$10,359,972
City of Chicago Illinois, O’Hare International Airport, GARB, 3rd Lien, Series A, 5.63%, 1/01/35	1,525	1,621,273
City of Chicago Illinois Park District, GO, Harbor Facilities, Series C, 5.25%, 1/01/40	600	624,060
City of Chicago Illinois Transit Authority, RB, Sales Tax Receipts, 5.25%, 12/01/36	650	686,374
County of Cook Illinois Community College District No. 508, GO, City College of Chicago:
5.13%, 12/01/38	7,700	8,014,391
5.50%, 12/01/38	1,000	1,084,780
County of Cook Illinois Forest Preserve District, GO, Refunding, Limited Tax Project, Series B, 5.00%, 12/15/37	310	327,205
County of Cook Illinois Forest Preserve District, GO, Series C, 5.00%, 12/15/37	360	381,013
Metropolitan Pier & Exposition Authority, RB, McCormick Place Expansion Project, Series A, 5.00%, 6/15/42	4,725	4,834,195
Metropolitan Pier & Exposition Authority, Refunding RB, McCormick Place Expansion Project, Series B, 4.25%, 6/15/42	9,000	8,499,420
Railsplitter Tobacco Settlement Authority, RB, 6.00%, 6/01/28	710	811,615
State of Illinois, GO:
5.25%, 2/01/33	935	985,247
5.50%, 7/01/33	880	945,067
5.25%, 2/01/34	935	982,199
5.50%, 7/01/38	475	504,540
University of Illinois, RB, Auxiliary Facilities System, Series A, 5.00%, 4/01/39	1,020	1,076,212

		48,240,557
Indiana — 1.9%
Indiana Finance Authority, RB, CWA Authority Project, 1st Lien, Series A, 5.25%, 10/01/38	1,100	1,181,026
Indianapolis Local Public Improvement Bond Bank, Refunding RB, Waterworks Project, Series A (AGC), 5.50%, 1/01/38	5,750	6,141,575

		7,322,601
Iowa — 2.3%
Iowa Finance Authority, RB, Iowa Health Facilities:
Genesis Health System, 5.50%, 7/01/33	3,000	3,250,350
Series A (AGC), 5.63%, 8/15/37	5,000	5,502,100

		8,752,450
Kentucky — 0.4%
State of Kentucky Property & Building Commission, Refunding RB, Project No. 93 (AGC), 5.25%, 2/01/29	1,500	1,676,835
Louisiana — 2.8%
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, East Baton Rouge Sewerage Commission Projects, Sub-Lien, Series A:
5.00%, 2/01/43	1,550	1,612,170
4.00%, 2/01/48	1,550	1,384,646
State of Louisiana Gasoline & Fuels Tax, RB, Series A (AGM), 5.00%, 5/01/31	7,500	7,957,125

		10,953,941
Massachusetts — 1.0%
Massachusetts School Building Authority, RB, Dedicated Sales Tax Series A:
(AGM), 5.00%, 8/15/15 (a)	1,675	1,792,602
Municipal Bonds	Par (000)	Value
Massachusetts (concluded)
Massachusetts School Building Authority, RB, Dedicated Sales Tax Series A (concluded):
(AGM), 5.00%, 8/15/30	595	629,391
Senior, 5.00%, 5/15/43	1,395	1,503,782

		3,925,775
Michigan — 4.8%
City of Detroit Michigan Sewage Disposal System, Refunding RB, 2nd Lien, Series E (BHAC), 5.75%, 7/01/31	3,000	3,083,070
City of Lansing Michigan, RB, Board of Water & Light Utilities System, Series A, 5.50%, 7/01/41	1,100	1,207,679
Michigan Finance Authority, Refunding RB, Trinity Health Credit Group, 5.00%, 12/01/39	9,050	9,295,255
State of Michigan Building Authority, Refunding RB, Facilities Program:
Series I-A, 5.38%, 10/15/36	2,000	2,156,020
Series I-A, 5.38%, 10/15/41	800	860,248
Series II-A, 5.38%, 10/15/36	1,500	1,613,970
Western Michigan University, Refunding RB (AGM), 5.00%, 11/15/39	430	449,496

		18,665,738
Nebraska — 2.0%
Central Plains Energy Project Nebraska, RB, Gas Project No. 3, 5.25%, 9/01/37	7,345	7,604,793
Nevada — 1.9%
County of Clark Nevada, ARB, Las Vegas-McCarran International Airport Series A:
5.25%, 7/01/42	3,000	3,148,830
(AGM), 5.25%, 7/01/39	4,100	4,333,782

		7,482,612
New Jersey — 3.5%
New Jersey Transportation Trust Fund Authority, RB:
CAB, Transportation System, Series A, 0.00%, 12/15/38 (b)	5,845	1,529,578
Transportation Program, Series AA, 5.25%, 6/15/33	1,660	1,818,331
Transportation Program, Series AA, 5.50%, 6/15/39	1,285	1,419,694
Transportation System, Series A, 5.50%, 6/15/41	3,000	3,262,380
Transportation System, Series B, 5.25%, 6/15/36	5,000	5,342,900
Rutgers The State University of New Jersey, Refunding RB, Series L, 5.00%, 5/01/43	165	177,690

		13,550,573
New York — 5.7%
City of New York New York Transitional Finance Authority, BARB, Fiscal 2009, Series S-4, 5.50%, 1/15/33	1,950	2,188,154
City of New York New York Transitional Finance Authority, Refunding RB, Future Tax Secured, Series B:
5.00%, 11/01/30	14,250	15,870,510
5.00%, 11/01/32	1,650	1,815,561
Hudson Yards Infrastructure Corp., RB, Senior, Fiscal 2012, Series A, 5.75%, 2/15/47	770	840,162
State of New York Dormitory Authority, ERB, Series B, 5.75%, 3/15/36	1,300	1,482,468

		22,196,855
Ohio — 0.7%
County of Lucas Ohio, Refunding RB, Promedica Healthcare, Series A, 6.50%, 11/15/37	610	713,407

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2014	35

Schedule of Investments (continued)	BlackRock Municipal Income Quality Trust (BYM) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Ohio (concluded)
State of Ohio Turnpike Commission, RB, Junior Lien, Infrastructure Projects, Series A-1:
5.25%, 2/15/32	$780	$859,622
5.25%, 2/15/33	1,095	1,201,566

		2,774,595
Pennsylvania — 0.4%
Pennsylvania Turnpike Commission, RB:
Series C, 5.50%, 12/01/33	630	707,314
Subordinate, Special Motor License Fund, 6.00%, 12/01/36	625	714,637

		1,421,951
South Carolina — 2.3%
South Carolina Jobs EDA, Refunding RB, Palmetto Health, Series A (AGM), 6.50%, 8/01/39	260	292,154
South Carolina State Ports Authority, RB, 5.25%, 7/01/40	5,000	5,280,800
State of South Carolina Public Service Authority, RB, Nuclear Powerplant Project, Series E, 5.50%, 12/01/53	610	647,936
State of South Carolina Public Service Authority, Refunding RB, Santee Cooper, Series B, 5.00%, 12/01/38	2,360	2,476,938

		8,697,828
Tennessee — 0.4%
Memphis Center City Revenue Finance Corp., RB, Pyramid & Pinch District, Series B (AGM), 5.25%, 11/01/30	1,240	1,369,072
Texas — 26.4%
City of San Antonio Texas Public Service Board, RB, Junior Lien, 5.00%, 2/01/38	615	659,809
City of San Antonio Texas Water System, Refunding RB (NPFGC) (a):
5.13%, 5/15/14	9,250	9,348,882
5.13%, 5/15/14	10,000	10,106,900
Comal Texas ISD, GO, School Building (PSF-GTD), 5.00%, 2/01/36	2,500	2,650,800
Coppell Texas ISD, GO, CAB, Refunding (PSF-GTD), 0.00%, 8/15/30 (b)	10,030	5,610,381
County of Harris Texas, GO, Refunding (NPFGC) (b):
0.00%, 8/15/25	7,485	5,217,195
0.00%, 8/15/28	10,915	6,702,574
County of Harris Texas Houston Sports Authority, Refunding RB, (NPFGC) (b):
3rd Lien, Series A-3 0.00%, 11/15/38	16,890	3,216,025
CAB, Junior Lien, Series H, 0.00%, 11/15/38	5,785	1,101,522
CAB, Junior Lien, Series H, 0.00%, 11/15/39	6,160	1,083,236
County of Midland Texas Fresh Water Supply District No. 1, RB, CAB, City of Midland Project, Series A, 0.00%, 9/15/36 (b)	2,340	792,768
Dallas-Fort Worth International Airport, Refunding ARB, Series F, 5.25%, 11/01/33	1,090	1,185,582
Mansfield Texas ISD, GO, School Building (PSF-GTD), 5.00%, 2/15/33	2,980	3,229,426
North Texas Tollway Authority, RB, Special Projects System, Series A, 6.00%, 9/01/41	1,000	1,173,650
North Texas Tollway Authority, Refunding RB, 1st Tier System Series A:
6.00%, 1/01/28	625	719,219
(NPFGC), 5.75%, 1/01/40	23,050	25,114,358
Northside Independent School District, GO, School Building (PSF-GTD), 5.13%, 6/15/29	9,500	9,623,690
San Antonio Public Facilities Corp., Refunding RB, Convention Center Refinancing and Expansion Project, 4.00%, 9/15/42	2,575	2,323,191
Municipal Bonds	Par (000)	Value
Texas (concluded)
Texas Municipal Gas Acquisition & Supply Corp. III, RB:
5.00%, 12/15/28	3,600	3,716,136
5.00%, 12/15/31	2,105	2,149,921
Texas Transportation Commission, Refunding RB, Central Texas Turnpike System, 1st Tier, Series A, 5.00%, 8/15/41	6,250	6,314,312

		102,039,577
Washington — 2.4%
County of King Washington Sewer, Refunding RB, (AGM), 5.00%, 1/01/36	2,200	2,318,294
Washington Health Care Facilities Authority, RB:
MultiCare Health System, Remarketing, Series B, 5.00%, 8/15/44	2,000	2,048,480
MultiCare Health System, Series C (AGC), 5.50%, 8/15/43	4,000	4,197,960
Providence Health & Services, Series A, 5.25%, 10/01/39	675	708,649

		9,273,383
Wisconsin — 0.4%
State of Wisconsin Health & Educational Facilities Authority, RB, Ascension Health Senior Credit Group, Series E, 5.00%, 11/15/33	1,500	1,609,485
Total Municipal Bonds — 110.3%		427,008,265

Municipal Bonds Transferred to Tender Option Bond Trusts (d)
Arizona — 2.0%
City of Phoenix Arizona Civic Improvement Corp., Refunding RB, Water System, Junior Lien, Series A, 5.00%, 7/01/34	1,300	1,422,486
Phoenix Civic Improvement Corp., RB, Sub-Civic Plaza Expansion Project, Series A (NPFGC), 5.00%, 7/01/37	4,490	4,683,878
Salt River Project Agricultural Improvement & Power District, RB, Electric System, Series A, 5.00%, 1/01/38	1,500	1,611,180

		7,717,544
California — 8.2%
California State University, RB, Systemwide, Series A (AGM), 5.00%, 11/01/33 (e)	3,379	3,709,095
California State University, Refunding RB, Systemwide, Series A (AGM), 5.00%, 11/01/32	8,000	8,702,000
County of San Diego California Water Authority, COP, Refunding, Series A (AGM), 5.00%, 5/01/33	4,870	5,325,248
Foothill-De Anza Community College District, GO, Election of 1999, Series C (NPFGC), 5.00%, 8/01/36	7,500	7,866,975
Los Angeles Community College District California, GO, Election of 2001, Series A (AGM), 5.00%, 8/01/32	5,000	5,467,300
San Diego Community College District California, GO, Election of 2002, 5.25%, 8/01/33	449	506,930

		31,577,548
District of Columbia — 0.3%
District of Columbia, RB, Series A, 5.50%, 12/01/30 (e)	1,080	1,227,755

See Notes to Financial Statements.

36	SEMI-ANNUAL REPORT	FEBRUARY 28, 2014

Schedule of Investments (continued)	BlackRock Municipal Income Quality Trust (BYM) (Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (d)	Par (000)	Value
Florida — 10.1%
City of Tallahassee Florida, RB, Energy System (NPFGC):
5.00%, 10/01/32 (e)	$3,000	$3,211,020
5.00%, 10/01/37	5,000	5,234,200
County of Highlands Florida Health Facilities Authority, RB, Adventist, Series C, 5.25%, 11/15/16	1,800	1,900,890
County of Miami-Dade Florida, Refunding RB, Transit System Sales Surtax, 5.00%, 7/01/42	1,950	2,029,463
County of Miami-Dade Florida Water & Sewer System, RB, (AGM), 5.00%, 10/01/39	10,101	10,603,573
County of Orange Florida School Board, COP, Series A:
(AGC), 5.50%, 8/01/34	6,096	6,622,024
(NPFGC), 5.00%, 8/01/30	6,000	6,367,200
State of Florida Board of Education, GO, Series D, 5.00%, 6/01/37 (e)	2,999	3,254,295

		39,222,665
Hawaii — 2.6%
Honolulu City & County Board of Water Supply, RB, Series A (NPFGC), 5.00%, 7/01/14 (a)	10,000	10,165,900
Illinois — 8.4%
City of Chicago Illinois, RB, Motor Fuel Tax Project, Series A (AGC), 5.00%, 1/01/38	8,310	8,358,448
Illinois Finance Authority, RB, The Carle Foundation, Series A (AGM), 6.00%, 8/15/41	2,400	2,662,944
Metropolitan Pier & Exposition Authority, RB, McCormick Place Expansion Project, Series A, 5.00%, 6/15/42	7,020	7,182,267
State of Illinois, RB, Build Illinois, Series B, 5.25%, 6/15/34 (e)	1,400	1,518,663
State of Illinois Toll Highway Authority, RB:
Senior Priority, Series B, 5.50%, 1/01/33	4,499	4,921,499
Series A, 5.00%, 1/01/38	7,714	8,021,435

		32,665,256
Nevada — 1.8%
City of Las Vegas Nevada, GO, Limited Tax, Performing Arts Center, 6.00%, 4/01/39 (e)	4,197	4,759,045
County of Clark Nevada Water Reclamation District, GO, Limited Tax, Series B, 5.75%, 7/01/34	2,024	2,325,750

		7,084,795
New Jersey — 0.6%
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series B, 5.25%, 6/15/36 (e)	2,000	2,137,621
New York — 7.8%
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution, Fiscal 2013, Series CC, 5.00%, 6/15/47	6,240	6,615,352
County of Erie New York Industrial Development Agency, RB, City of Buffalo School District Project, Series A (AGM), 5.75%, 5/01/28	4,494	5,012,376
Metropolitan Transportation Authority, RB, Dedicated Tax, Series A (NPFGC), 5.00%, 11/15/31	7,002	7,529,753
New York State Urban Development Corp., RB, Personal Income Tax, General Purpose, Series A-1, 5.00%, 3/15/43	5,720	6,092,372
Triborough Bridge & Tunnel Authority, RB, General, Series A-2, 5.25%, 11/15/34 (e)	4,500	5,000,850

		30,250,703
Municipal Bonds Transferred to Tender Option Bond Trusts (d)	Par (000)	Value
Ohio — 0.2%
State of Ohio, RB, Cleveland Clinic Health Obligated Group, Series B, 5.50%, 1/01/34	620	669,594
South Carolina — 0.2%
State of South Carolina Public Service Authority, Refunding RB, Santee Cooper, Series A, 5.50%, 1/01/38 (e)	600	664,254
Texas — 1.8%
City of Houston Texas, Refunding RB, Airport System, Senior Lien, Series A, 5.50%, 7/01/34	4,167	4,630,661
County of Tarrant Texas Cultural Education Facilities Finance Corp., RB, Baylor Health Care System Project, Series A, 5.00%, 11/15/38	719	752,348
North East Texas ISD, GO, School Building, Series A (PSF-GTD), 5.00%, 8/01/37 (e)	1,500	1,614,660

		6,997,669
Utah — 1.4%
Utah Transit Authority, RB, Series A (AGM), 5.00%, 6/15/36	5,000	5,438,100
Virginia — 0.1%
County of Fairfax Virginia IDA, Refunding RB, Health Care, Inova Health System, Series A, 5.50%, 5/15/35	400	432,552
Washington — 1.0%
Central Puget Sound Regional Transit Authority, RB, Series A (AGM), 5.00%, 11/01/32	3,494	3,791,896
Wisconsin — 1.6%
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert & Community Health Inc. Obligated Group:
Series A, 5.00%, 4/01/42	3,520	3,633,978
Series C, 5.25%, 4/01/39	2,500	2,609,800

		6,243,778
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 48.1%		186,287,630
Total Long-Term Investments (Cost — $584,495,490) — 158.4%		613,295,895

Short-Term Securities	Shares
FFI Institutional Tax-Exempt Fund, 0.03% (f)(g)	6,139,479	6,139,479
Total Short-Term Securities (Cost — $6,139,479) — 1.6%		6,139,479
Total Investments (Cost — $590,634,969) — 160.0%		619,435,374
Other Assets Less Liabilities — 1.2%		4,866,660
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (25.8)%		(99,851,276)
VMTP Shares, at Liquidation Value — (35.4)%		(137,200,000)

Net Assets Applicable to Common Shares — 100.0%		$387,250,758

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2014	37

Schedule of Investments (continued)	BlackRock Municipal Income Quality Trust (BYM)

Notes to Schedule of investments

(a)	US government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(b)	Zero-coupon bond.

(c)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.

(d)	Represent bonds transferred to a TOB. In exchange for which the Trust acquired residual interest certificates. These bonds serve as collateral in a financing transaction. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(e)	All or a portion of security is subject to a recourse agreement, which may require the Trust to pay the liquidity provider in the event there is a shortfall between the TOB trust certificates and proceeds received from the sale of the security contributed to the TOB trust. In the case of a shortfall, the aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expire from February 1, 2016 to December 1, 2029 is $14,474,164.

(f)	Investments in issuers considered to be an affiliate of the Trust during the six months ended February 28, 2014, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliate	Shares Held at August 31, 2013	Net Activity	Shares Held at February 28, 2014	Income
FFI Institutional Tax-Exempt Fund	5,187,077	952,402	6,139,479	$1,178

(g)	Represents the current yield as of report date.

•	Financial futures contracts outstanding as of February 28, 2014 were as follows:

Contracts Sold	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
(340)	10-Year US Treasury Note	Chicago Board of Trade	June 2014	$42,340,625	$(76,129)

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Trust has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy as of February 28, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$613,295,895	—	$613,295,895
Short-Term Securities	$6,139,479	—	—	6,139,479

Total	$6,139,479	$613,295,895	—	$619,435,374

[1] See above Schedule of Investments for values in each state or political subdivision.
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments [2]
Liabilities:
Interest rate contracts	$(76,129)	—	—	$(76,129)
[2] Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

38	SEMI-ANNUAL REPORT	FEBRUARY 28, 2014

Schedule of Investments (concluded)	BlackRock Municipal Income Quality Trust (BYM)

The carry amount for certain of the Trust’s assets and/or liabilities approximates fair value for financial statement purposes. As of February 31, 2014, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$549,000	—	—	$549,000
Liabilities:
TOB trust certificates	—	$(99,830,779)	—	(99,830,779)
VMTP Shares	—	(137,200,000)	—	(137,200,000)

Total	$549,000	$(237,030,779)	—	$(236,481,779)

There were no transfers between levels during the six months ended February 28, 2014.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2014	39

Schedule of Investments February 28, 2014 (Unaudited)	BlackRock Municipal Income Trust II (BLE) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 2.4%
County of Jefferson Alabama, RB, Limited Obligation School, Series A, 5.25%, 1/01/19	$1,620	$1,628,084
County of Jefferson Alabama Sewer, Refunding RB:
Convertible CAB, Senior Lien, Series C (AGM), 0.00%, 10/01/38 (a)	630	356,700
Convertible CAB, Senior Lien, Series C (AGM), 0.00%, 10/01/42 (a)	545	304,045
Senior Lien, Series A (AGM), 5.00%, 10/01/44	860	846,713
Senior Lien, Series A (AGM), 5.25%, 10/01/48	1,635	1,637,730
Sub-Lien, Series D, 7.00%, 10/01/51	3,220	3,497,145

		8,270,417
Arizona — 2.1%
Salt Verde Financial Corp., RB, Senior:
5.00%, 12/01/32	5,635	5,959,576
5.00%, 12/01/37	1,000	1,048,470

		7,008,046
California — 12.6%
Bay Area Toll Authority, Refunding RB, San Francisco Bay Area Toll Bridge, Series F-1, 5.63%, 4/01/44	2,480	2,694,818
California Health Facilities Financing Authority, RB, Sutter Health, Series B, 6.00%, 8/15/42	3,500	4,081,560
California Health Facilities Financing Authority, Refunding RB, St. Joseph Health System, Series A, 5.00%, 7/01/33	1,365	1,455,104
California HFA, RB, S/F Housing, Home Mortgage, Series K, AMT, 5.50%, 2/01/42	855	874,349
California Pollution Control Financing Authority, RB (b):
County of San Diego California Water Authority Desalination Project Pipeline, 5.00%, 11/21/45	1,340	1,329,360
Poseidon Resources (Channel Side) LP Desalination Project, AMT, 5.00%, 7/01/37	1,120	1,104,746
Poseidon Resources (Channel Side) LP Desalination Project, AMT, 5.00%, 11/21/45	2,795	2,646,166
California State Public Works Board, RB, Various Capital Projects:
Series I, 5.00%, 11/01/38	825	867,595
Sub-Series I-1, 6.38%, 11/01/34	1,280	1,494,234
City of Los Angeles California Department of Airports, Refunding ARB, Los Angeles International Airport, Series A:
Senior, 5.00%, 5/15/40	6,500	6,854,120
5.25%, 5/15/39	860	949,689
City of Stockton California Public Financing Authority, RB, Delta Water Supply Project, Series A, 6.25%, 10/01/38	380	415,823
County of Stanislaus California Tobacco Securitization Agency, RB, CAB, Sub-Series C, 0.00%, 6/01/55 (c)	9,710	118,947
San Diego Community College District California, GO, Election of 2006, 5.00%, 8/01/43	1,170	1,263,951
San Marcos Unified School District, GO, CAB, Election of 2010, Series B (c):
0.00%, 8/01/33	3,000	1,151,640
0.00%, 8/01/43	2,500	536,375
State of California, GO, Various Purposes:
6.00%, 3/01/33	1,760	2,098,430
6.50%, 4/01/33	10,645	13,004,677

		42,941,584
Colorado — 2.1%
Colorado Health Facilities Authority, Refunding RB:
Catholic Health Initiative, Series A, 5.50%, 7/01/34	2,330	2,599,022
Municipal Bonds	Par (000)	Value
Colorado (concluded)
Evangelical Lutheran Good Samaritan Society Project, 5.00%, 12/01/42	1,850	1,835,903
Colorado State Board of Governors, Refunding RB, State University System Enterprise, Series A, 5.00%, 3/01/43	1,280	1,439,181
Park Creek Metropolitan District, Refunding RB, Senior Limited Property Tax, 5.50%, 12/01/37	1,375	1,413,431

		7,287,537
Connecticut — 0.5%
Connecticut State Health & Educational Facility Authority, RB, Ascension Health Senior Credit, Series A, 5.00%, 11/15/40	1,505	1,579,543
Delaware — 1.7%
County of Sussex Delaware, RB, NRG Energy, Inc., Indian River Power LLC Project, 6.00%, 10/01/40	1,240	1,326,664
Delaware State EDA, RB, Exempt Facilities, Indian River Power LLC Project, 5.38%, 10/01/45	4,275	4,356,652

		5,683,316
District of Columbia — 5.4%
District of Columbia, Refunding RB, Kipp Charter School, Series A, 6.00%, 7/01/43	820	872,357
District of Columbia Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed:
6.50%, 5/15/33	3,250	3,473,925
6.75%, 5/15/40	11,500	11,498,735
Metropolitan Washington Airports Authority, Refunding RB, 1st Senior Lien, Series A:
5.00%, 10/01/39	550	567,281
5.25%, 10/01/44	2,000	2,067,360

		18,479,658
Florida — 7.1%
City of Atlantic Beach Florida, RB, Health Care Facilities, Fleet Landing Project, Series B, 5.63%, 11/15/43	1,445	1,480,171
City of Jacksonville Florida Port Authority, Refunding RB, AMT, 5.00%, 11/01/38	1,665	1,694,204
City of Leesburg Florida, RB, Leesburg Regional Medical Center Project, 5.50%, 7/01/32	1,000	1,000,170
County of Miami-Dade Florida Aviation, Refunding ARB, Miami International Airport:
Series A, AMT (AGC), 5.25%, 10/01/38	2,855	2,938,052
Series A-1, 5.38%, 10/01/41	1,255	1,319,909
County of Miami-Dade Florida Water & Sewer System, RB, (AGM), 5.00%, 10/01/39	5,000	5,248,600
County of Tampa-Hillsborough Florida Expressway Authority, Refunding RB, Series A, 5.00%, 7/01/37	2,175	2,283,772
Miami Beach Health Facilities Authority, RB, Mount Sinai Medical Center Florida, 6.75%, 11/15/21	3,085	3,205,099
Mid-Bay Bridge Authority, RB, Springing Lien, Series A, 7.25%, 10/01/40	3,300	3,708,672
Stevens Plantation Community Development District, Special Assessment, Series A, 7.10%, 5/01/35 (d)(e)	1,895	1,412,040

		24,290,689
Georgia — 0.3%
DeKalb Private Hospital Authority, Refunding RB, Children’s Healthcare, 5.25%, 11/15/39	915	959,506
Hawaii — 0.5%
State of Hawaii Harbor System, RB, Series A, 5.25%, 7/01/30	1,480	1,619,919

See Notes to Financial Statements.

40	SEMI-ANNUAL REPORT	FEBRUARY 28, 2014

Schedule of Investments (continued)	BlackRock Municipal Income Trust II (BLE) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Illinois — 19.3%
City of Chicago Illinois, GARB, O’Hare International Airport 3rd Lien:
Series A, 5.75%, 1/01/39	$5,000	$5,339,950
Series C, 6.50%, 1/01/41	6,430	7,383,440
City of Chicago Illinois, GO, Project, Series A, 5.00%, 1/01/33	4,940	4,993,945
City of Chicago Illinois, Refunding RB, Sales Tax, Series A, 5.25%, 1/01/38	895	942,516
City of Chicago Illinois Transit Authority, RB, Sales Tax Receipts, 5.25%, 12/01/40	1,150	1,205,108
City of Chicago Illinois Waterworks, Refunding RB, 2nd Lien Project, 5.00%, 11/01/42	3,130	3,178,233
County of Cook Illinois Community College District No. 508, GO, City College of Chicago, 5.50%, 12/01/38	845	916,639
Illinois Finance Authority, Refunding RB:
Ascension Health, Series A, 5.00%, 11/15/37	1,060	1,101,149
Ascension Health, Series A, 5.00%, 11/15/42	1,925	1,983,212
Central Dupage Health, Series B, 5.50%, 11/01/39	1,750	1,902,320
Friendship Village Schaumburg, Series A, 5.63%, 2/15/37	455	404,126
Illinois Sports Facilities Authority, RB, State Tax Supported (AMBAC), 5.50%, 6/15/30	10,500	11,091,150
Illinois State Toll Highway Authority, RB, Series A, 5.00%, 1/01/38	2,520	2,620,246
Metropolitan Pier & Exposition Authority, Refunding RB, McCormick Place Expansion Project:
Series B (AGM), 5.00%, 6/15/50	6,725	6,729,707
Series B-2, 5.00%, 6/15/50	2,725	2,726,253
Railsplitter Tobacco Settlement Authority, RB:
5.50%, 6/01/23	520	600,236
6.00%, 6/01/28	1,255	1,434,616
State of Illinois, GO:
5.00%, 2/01/39	1,640	1,669,487
Series A, 5.00%, 4/01/35	2,500	2,562,300
Series A, 5.00%, 4/01/38	3,885	3,952,987
State of Illinois, RB, Build Illinois, Series B, 5.25%, 6/15/34	685	743,287
University of Illinois, RB, Auxiliary Facilities System, Series A:
5.00%, 4/01/39	860	907,395
5.00%, 4/01/44	1,050	1,099,109

		65,487,411
Indiana — 6.4%
Carmel Redevelopment Authority, Refunding RB, Multipurpose, Series A, 4.00%, 2/01/38	1,975	1,892,642
City of Valparaiso Indiana, RB, Exempt Facilities, Pratt Paper LLC Project, AMT:
6.75%, 1/01/34	845	888,298
7.00%, 1/01/44	3,535	3,740,631
Indiana Finance Authority, RB, Series A:
CWA Authority Project, 1st Lien, 5.25%, 10/01/38	3,510	3,768,547
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 7/01/44	485	480,776
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 7/01/48	1,610	1,583,660
Sisters of St. Francis Health Services, 5.25%, 11/01/39	915	952,689
Indiana Finance Authority, Refunding RB, Community Health Network Project, Series A, 5.00%, 5/01/42	1,835	1,861,864
Indiana Health Facility Financing Authority, Refunding RB, Methodist Hospital, Inc., 5.38%, 9/15/22	3,675	3,679,594
Municipal Bonds	Par (000)	Value
Indiana (concluded)
Indiana Municipal Power Agency, RB, Series B, 6.00%, 1/01/39	1,200	1,327,980
Indianapolis Local Public Improvement Bond Bank, RB, Series A, 5.00%, 1/15/40	1,380	1,468,430

		21,645,111
Iowa — 2.1%
Iowa Finance Authority, RB, Midwestern Disaster Area, Alcoa, Inc. Project, 4.75%, 8/01/42	1,255	1,118,770
Iowa Finance Authority, Refunding RB, Midwestern Disaster Area, Iowa Fertilizer Co. Project:
5.00%, 12/01/19	1,040	1,041,986
5.50%, 12/01/22	2,550	2,542,758
5.25%, 12/01/25	500	483,360
Iowa Student Loan Liquidity Corp., Refunding RB, Student Loan, Senior Series A-1, AMT, 5.15%, 12/01/22	1,765	1,874,924

		7,061,798
Kentucky — 0.5%
Kentucky Economic Development Finance Authority, RB, Catholic Health Initiatives, Series A, 5.25%, 1/01/45	1,060	1,106,396
Kentucky Public Transportation Infrastructure Authority, RB, Downtown Crossing Project, Convertible CAB, 1st Tier, Series C, 0.00%, 7/01/43 (a)	1,280	737,101

		1,843,497
Louisiana — 2.7%
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Westlake Chemical Corp. Project, Series A-1, 6.50%, 11/01/35	3,650	4,000,509
Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, Series A:
5.50%, 5/15/30	1,100	1,131,636
5.25%, 5/15/31	935	945,837
5.25%, 5/15/32	1,195	1,207,213
5.25%, 5/15/33	1,300	1,310,673
5.25%, 5/15/35	545	548,717

		9,144,585
Maryland — 1.3%
Maryland EDC, RB, Transportation Facilities Project, Series A, 5.75%, 6/01/35	475	487,816
Maryland EDC, Refunding RB, CNX Marine Terminals, Inc., 5.75%, 9/01/25	1,240	1,308,014
Maryland Health & Higher Educational Facilities Authority, Refunding RB, Charlestown Community Project, 6.25%, 1/01/41	2,400	2,568,960

		4,364,790
Massachusetts — 1.2%
Massachusetts Development Finance Agency, Refunding RB, Covanta Energy Project, Series C, AMT, 5.25%, 11/01/42	1,530	1,468,616
Massachusetts Health & Educational Facilities Authority, Refunding RB, Partners Healthcare System, Series J1, 5.00%, 7/01/39	955	1,001,480
Massachusetts School Building Authority, RB, Dedicated Sales Tax, Senior, Series A, 5.00%, 5/15/43	1,540	1,660,089

		4,130,185
Michigan — 3.0%
City of Detroit Michigan Sewage Disposal System, Refunding RB, Senior Lien, Series A:
5.00%, 7/01/32	1,705	1,641,472
5.25%, 7/01/39	4,825	4,673,591

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2014	41

Schedule of Investments (continued)	BlackRock Municipal Income Trust II (BLE) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Michigan (concluded)
Kalamazoo Hospital Finance Authority, Refunding RB, Bronson Methodist Hospital, 5.50%, 5/15/36	$1,500	$1,563,900
Michigan State Hospital Finance Authority, Refunding RB, Henry Ford Health System, Series A, 5.25%, 11/15/46	2,305	2,305,254

		10,184,217
Missouri — 2.3%
370/Missouri Bottom Road/Taussig Road Transportation Development District, RB, 7.20%, 5/01/33	6,000	6,003,480
Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Refunding RB, Combined Lien, Series A, 5.00%, 10/01/44	275	291,739
Missouri State Health & Educational Facilities Authority, RB, Senior Living Facilities, Lutheran Senior Services, 5.50%, 2/01/42	1,135	1,159,663
State of Missouri Health & Educational Facilities Authority, Refunding RB, St. Louis College of Pharmacy Project, 5.50%, 5/01/43	265	275,823

		7,730,705
Multi-State — 4.1%
Centerline Equity Issuer Trust (b)(f):
Series A-4-1, 5.75%, 5/15/15	1,000	1,052,110
Series A-4-2, 6.00%, 5/15/19	3,500	4,071,970
Series B-3-1, 6.00%, 5/15/15	5,000	5,261,550
Series B-3-2, 6.30%, 5/15/19	3,000	3,528,900

		13,914,530
Nebraska — 1.6%
Central Plains Energy Project Nebraska, RB, Gas Project No. 3:
5.25%, 9/01/37	895	926,656
5.00%, 9/01/42	1,570	1,587,349
County of Lancaster Nebraska Hospital Authority No. 1, Refunding RB, Immanuel Obligation Group, Health Facilities, 5.63%, 1/01/40	1,245	1,312,242
County of Sarpy Nebraska Hospital Authority No. 1, Refunding RB, Immanuel Obligation Group, 5.63%, 1/01/40	1,635	1,706,270

		5,532,517
Nevada — 0.8%
County of Clark Nevada, Refunding RB, Alexander Dawson School Nevada Project, 5.00%, 5/15/29	2,465	2,621,996
New Jersey — 6.0%
New Jersey EDA, RB, Continental Airlines, Inc. Project, AMT:
5.13%, 9/15/23	2,130	2,094,472
5.25%, 9/15/29	2,130	2,076,281
New Jersey EDA, Refunding RB, Special Assessment, Kapkowski Road Landfill Project, 6.50%, 4/01/28	7,475	8,493,020
New Jersey State Turnpike Authority, RB, Series A:
5.00%, 1/01/38	1,405	1,488,401
5.00%, 1/01/43	2,160	2,275,755
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series B, 5.25%, 6/15/36	2,690	2,874,480
Rutgers - The State University of New Jersey, Refunding RB, Series L:
5.00%, 5/01/38	545	592,153
5.00%, 5/01/43	570	613,839

		20,508,401
New York — 6.9%
Albany Industrial Development Agency, RB, New Covenant Charter School Project, Series A, 7.00%, 5/01/35 (d)(e)	985	147,799
Municipal Bonds	Par (000)	Value
New York (concluded)
City of New York New York Industrial Development Agency, ARB, American Airlines, Inc., JFK International Airport, AMT, 7.75%, 8/01/31 (g)	6,700	7,341,458
City of New York New York Transitional Finance Authority, Future Tax Secured Bonds, RB, Fiscal 2012, Sub-Series E-1, 5.00%, 2/01/42	2,680	2,852,914
New York Liberty Development Corp., Refunding RB, 2nd Priority, Bank of America Tower at One Bryant Park Project, Class 3, 6.38%, 7/15/49	1,335	1,432,348
New York State Dormitory Authority, RB, Series F, 5.00%, 3/15/35	3,625	3,756,914
New York State Dormitory Authority, Refunding RB, General Purpose, Series A, 5.00%, 6/15/31	1,930	2,135,159
Niagara Area Development Corp., Refunding RB, Solid Waste Disposal Facility, Covanta Energy Project, Series A, AMT, 5.25%, 11/01/42	1,145	1,099,063
Port Authority of New York & New Jersey, ARB, JFK International Air Terminal LLC Project Special Project, Series 8:
6.00%, 12/01/36	1,410	1,537,097
6.00%, 12/01/42	1,635	1,779,403
Utility Debt Securitization Authority, Refunding RB, Restructuring, Series E, 5.00%, 12/15/41	1,135	1,238,694

		23,320,849
North Carolina — 4.2%
County of Gaston North Carolina Industrial Facilities & Pollution Control Financing Authority, RB, Exempt Facilities, National Gypsum Co. Project, AMT, 5.75%, 8/01/35	6,500	5,870,735
North Carolina Capital Facilities Finance Agency, Refunding RB, Solid Waste Disposal Facility, Duke Energy Carolinas Project, Series B, 4.63%, 11/01/40	4,465	4,559,881
North Carolina Medical Care Commission, RB, Health Care Facilities, Duke University Health System, Series A, 5.00%, 6/01/42	1,525	1,623,332
North Carolina Medical Care Commission, Refunding RB:
1st Mortage, Aldersgate, 6.25%, 7/01/35	1,530	1,541,139
Retirement Facilities, First Mortgage, Whitestone Project, Series A, 7.75%, 3/01/41	625	667,331

		14,262,418
Ohio — 2.4%
County of Allen Ohio Hospital Facilities, Refunding RB, Catholic Healthcare Partners, Series A, 5.25%, 6/01/38	3,405	3,588,257
County of Franklin Ohio, RB, Health Care Facilities Improvement, OPRS Communities Obligation Group, Series A, 6.13%, 7/01/40	710	721,623
County of Hamilton Ohio, RB, Christ Hospital Project, 5.00%, 6/01/42	815	820,420
County of Montgomery Ohio, Refunding RB, Catholic Health, Series A, 5.00%, 5/01/39	3,025	3,074,398

		8,204,698
Pennsylvania — 1.3%
Allentown Neighborhood Improvement Zone Development Authority, Refunding RB, Series A, 5.00%, 5/01/42	2,500	2,345,600
Pennsylvania Economic Development Financing Authority, RB, Aqua Pennsylvania, Inc. Project, Series B, 5.00%, 11/15/40	2,065	2,172,669

		4,518,269

See Notes to Financial Statements.

42	SEMI-ANNUAL REPORT	FEBRUARY 28, 2014

Schedule of Investments (continued)	BlackRock Municipal Income Trust II (BLE) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
South Carolina — 1.1%
South Carolina State Ports Authority, RB, 5.25%, 7/01/40	$3,595	$3,796,895
Tennessee — 1.1%
City of Chattanooga Tennessee Health Educational & Housing Facility Board, RB, Catholic Health Initiatives, Series A, 5.25%, 1/01/45	1,470	1,534,342
Metropolitan Government Nashville & Davidson County Health & Educational Facility Board, Refunding RB, Vanderbilt University, Series D, 3.25%, 10/01/37	2,505	2,203,673

		3,738,015
Texas — 17.1%
Brazos River Authority, RB, TXU Electric, Series A, AMT, 8.25%, 10/01/30 (d)(e)	2,400	80,976
Central Texas Regional Mobility Authority, Refunding RB:
Senior Lien, 6.25%, 1/01/46	2,350	2,483,409
Sub-Lien, 5.00%, 1/01/33	390	378,940
Sub-Lien, 5.00%, 1/01/42	345	317,317
City of Dallas Texas Waterworks & Sewer System, Refunding RB, 5.00%, 10/01/35	1,650	1,811,337
City of Houston Texas Airport System, RB, Special Facilities, Continental Airlines, Inc., Series E, AMT, 6.75%, 7/01/29	2,300	2,300,322
City of Houston Texas Airport System, Refunding ARB, Senior Lien, Series A, 5.50%, 7/01/39	1,675	1,861,528
City of Houston Texas Utility System, Refunding RB, Combined 1st Lien, Series A (AGC), 6.00%, 11/15/35	9,145	10,511,720
County of Fort Bend Texas Industrial Development Corp., RB, NRG Energy, Inc. Project, Series A, 4.75%, 5/01/38	1,400	1,317,442
County of Harris Texas Cultural Education Facilities Finance Corp., RB, 1st Mortgage, Brazos Presbyterian Homes, Inc. Project, Series B, 7.00%, 1/01/48	485	496,800
County of Harris Texas-Houston Sports Authority, Refunding RB, 3rd Lien, Series A-3 (NPFGC), 0.00%, 11/15/36 (c)	25,375	5,648,475
County of Matagorda Texas Navigation District No. 1, Refunding RB, AEP Texas Central Co. Project, Series 1, 4.00%, 6/01/30	1,170	1,080,062
County of Midland Texas Fresh Water Supply District No. 1, RB, CAB, City of Midland Projects, Series A, 0.00%, 9/15/37 (c)	7,605	2,444,095
County of Tarrant Texas Cultural Education Facilities Finance Corp., RB, Scott & White Healthcare, 6.00%, 8/15/45	4,410	5,136,636
Dallas-Fort Worth International Airport, Refunding ARB, Joint Improvement, Series E, AMT, 5.00%, 11/01/35	3,025	3,074,549
North Texas Tollway Authority, Refunding RB, 2nd Tier System, Series F, 6.13%, 1/01/31	6,790	7,247,850
San Antonio Energy Acquisition Public Facility Corp., RB, Gas Supply, 5.50%, 8/01/24	3,600	4,072,932
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien:
LBJ Infrastructure Group LLC, LBJ Freeway Managed Lanes Project, 7.00%, 6/30/40	3,000	3,387,900
NTE Mobility Partners LLC, North Tarrant Express Managed Lanes Project, 6.88%, 12/31/39	3,000	3,333,600
Texas Transportation Commission, Refunding RB, Central Texas Turnpike System, 1st Tier, Series A, 5.00%, 8/15/41	1,310	1,323,480

		58,309,370
Municipal Bonds	Par (000)	Value
Utah — 0.6%
Utah State Charter School Finance Authority, RB, Ogden Preparatory Academy, Series A:
3.25%, 10/15/36	1,085	850,857
3.25%, 10/15/42	1,660	1,238,426

		2,089,283
Virginia — 1.5%
Virginia Small Business Financing Authority, RB, Senior Lien, Elizabeth River Crossings OpCo LLC Project, AMT:
5.25%, 1/01/32	1,755	1,784,502
6.00%, 1/01/37	3,180	3,381,103

		5,165,605
Washington — 2.4%
City of Bellingham Washington Water & Sewer, RB, Water & Sewer Systems, 5.00%, 8/01/36	5,050	5,438,699
Washington Health Care Facilities Authority, RB, Catholic Health Initiatives, Series A, 5.75%, 1/01/45	2,445	2,650,893

		8,089,592
Wisconsin — 0.3%
State of Wisconsin Health & Educational Facilities Authority, RB, Ascension Health Senior Credit Group, Series E, 5.00%, 11/15/33	910	976,421
Wyoming — 1.6%
County of Sweetwater Wyoming, Refunding RB, Idaho Power Co. Project, Remarketing, 5.25%, 7/15/26	3,355	3,638,934
Wyoming Municipal Power Agency, Inc., RB, Series A:
5.50%, 1/01/33	800	877,208
5.50%, 1/01/38	750	822,382

		5,338,524
Total Municipal Bonds — 126.5%		430,099,897

Municipal Bonds Transferred to Tender Option Bond Trusts (h)
Alabama — 0.7%
City of Birmingham Alabama Special Care Facilities Financing Authority, Refunding RB, Ascension Health, Senior Credit, Series C-2, 5.00%, 11/15/36	2,519	2,561,619
California — 5.6%
California Educational Facilities Authority, RB, University of Southern California, Series B, 5.25%, 10/01/39 (i)	2,850	3,195,163
City & County of San Francisco California Public Utilities Commission, RB, Water Revenue, Series B, 5.00%, 11/01/39	10,335	11,149,398
Los Angeles Community College District California, GO, Election of 2001, Series A (AGM), 5.00%, 8/01/32	2,530	2,766,454
San Diego Community College District California, GO, Election of 2002, 5.25%, 8/01/33	1,840	2,078,413

		19,189,428
Colorado — 2.1%
Colorado Health Facilities Authority, RB, Catholic Health (AGM):
Series C-3, 5.10%, 10/01/41	4,230	4,320,395
Series C-7, 5.00%, 9/01/36	2,710	2,784,769

		7,105,164

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2014	43

Schedule of Investments (continued)	BlackRock Municipal Income Trust II (BLE) (Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (h)	Par (000)	Value
Connecticut — 3.3%
Connecticut State Health & Educational Facility Authority, RB, Yale University:
Series T-1, 4.70%, 7/01/29	$5,179	$5,628,979
Series X-3, 4.85%, 7/01/37	5,143	5,552,417

		11,181,396
Georgia — 1.5%
Private Colleges & Universities Authority, Refunding RB, Emory University, Series C, 5.00%, 9/01/38	4,638	4,959,258
Massachusetts — 1.8%
Massachusetts School Building Authority, RB, Senior, Series B, 5.00%, 10/15/41	2,461	2,644,593
Massachusetts Water Resources Authority, Refunding RB, General, Series A, 5.00%, 8/01/41	3,150	3,368,957

		6,013,550
New Hampshire — 0.7%
New Hampshire Health & Education Facilities Authority, RB, Dartmouth College, 5.25%, 6/01/39 (i)	2,219	2,476,543
New York — 10.0%
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution:
Series FF-2, 5.50%, 6/15/40	1,710	1,853,047
Series HH, 5.00%, 6/15/31 (i)	9,149	10,006,913
Hudson Yards Infrastructure Corp., RB, Fiscal 2012, Series A, 5.75%, 2/15/47 (i)	1,750	1,909,306
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	11,670	12,428,900
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.75%, 11/15/51 (i)	7,040	7,660,294

		33,858,460
Texas — 3.1%
City of San Antonio Texas, RB, Electric & Gas Systems, Junior Lien, 5.00%, 2/01/43	2,660	2,831,197
Municipal Bonds Transferred to Tender Option Bond Trusts (h)	Par (000)	Value
Texas (concluded)
County of Harris Texas Metropolitan Transit Authority, Refunding RB, Series A, 5.00%, 11/01/41	3,720	3,973,704
University of Texas, Refunding RB, Financing System, Series B, 5.00%, 8/15/43	3,346	3,616,273

		10,421,174
Utah — 1.2%
City of Riverton Utah, RB, IHC Health Services, Inc., 5.00%, 8/15/41	3,957	4,108,668
Virginia — 1.9%
University of Virginia, Refunding RB, General, 5.00%, 6/01/40	5,909	6,496,162
Washington — 3.6%
Central Puget Sound Regional Transit Authority, RB, Series A (AGM), 5.00%, 11/01/32	3,029	3,287,394
State of Washington, GO, Various Purposes, Series E, 5.00%, 2/01/34	8,113	8,980,627

		12,268,021
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 35.5%		120,639,443
Total Long-Term Investments (Cost — $532,457,932) — 162.0%		550,739,340

Short-Term Securities	Shares
FFI Institutional Tax-Exempt Fund, 0.03% (j)(k)	5,572,132	5,572,132
Total Short-Term Securities (Cost — $5,572,132) — 1.6%		5,572,132
Total Investments (Cost — $538,030,064) — 163.6%		556,311,472
Other Assets Less Liabilities — 1.6%		5,212,857
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (20.7)%		(70,277,025)
VMTP Shares, at Liquidation Value — (44.5)%		(151,300,000)

Net Assets Applicable to Common Shares — 100.0%		$339,947,304

Notes to Schedule of investments

(a)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Zero-coupon bond.

(d)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.

(e)	Non-income producing security.

(f)	Represents a beneficial interest in a trust. The collateral deposited into the trust is federally tax-exempt revenue bonds issued by various state or local governments, or their respective agencies or authorities. The security is subject to remarketing prior to its stated maturity.

(g)	Variable rate security. Rate shown is as of report date.

(h)	Represent bonds transferred to a TOB. In exchange for which the Trust acquired residual interest certificates. These bonds serve as collateral in a financing transaction. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(i)	All or a portion of security is subject to a recourse agreement, which may require the Trust to pay the liquidity provider in the event there is a shortfall between the TOB trust certificates and proceeds received from the sale of the security contributed to the TOB trust. In the case of a shortfall, the aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expire from October 1, 2016 to November 15, 2019 is $14,504,167.

(j)	Investments in issuers considered to be an affiliate of the Trust during the six months ended February 28, 2014, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliate	Shares Held at August 31, 2013	Net Activity	Shares Held at February 28, 2014	Income
FFI Institutional Tax-Exempt Fund	3,183,216	2,388,916	5,572,132	$1,147

See Notes to Financial Statements.

44	SEMI-ANNUAL REPORT	FEBRUARY 28, 2014

Schedule of Investments (concluded)	BlackRock Municipal Income Trust II (BLE)

(k)	Represents the current yield as of report date.

•	Financial futures contracts outstanding as of February 28, 2014 were as follows:

Contracts Sold	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
(361)	10-Year US Treasury Note	Chicago Board of Trade	June 2014	$44,955,781	$(80,831)

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Trust has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy as of February 28, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$550,739,340	—	$550,739,340
Short-Term Securities	$5,572,132	—	—	5,572,132

Total	$5,572,132	$550,739,340	—	$556,311,472

[1] See above Schedule of Investments for values in each state or political subdivision.
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Liabilities:
Interest rate contracts	$(80,831)	—	—	$(80,831)

[2]   Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The carrying amount for certain of the Trust’s assets and/or liabilities approximates fair value for financial statement purposes. As of February 28, 2014, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$567,000	—	—	$567,000
Liabilities:
TOB trust certificates	—	$(70,266,599)	—	(70,266,599)
VMTP Shares	—	(151,300,000)	—	(151,300,000)

Total	$567,000	$(221,566,599)	—	$(220,999,599)

There were no transfers between levels during the six months ended February 28, 2014.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2014	45

Schedule of Investments February 28, 2014 (Unaudited)	BlackRock MuniHoldings Investment Quality Fund (MFL) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 4.3%
City of Birmingham Alabama Special Care Facilities Financing Authority, RB, Children’s Hospital (AGC):
6.13%, 6/01/34	$4,980	$5,675,507
6.00%, 6/01/39	10,995	12,487,352
City of Madison Alabama, GO, Refunding, 5.00%, 4/01/37	3,370	3,579,715
City of Selma Alabama IDB, RB, Gulf Opportunity Zone, International Paper Co. Project, Series A, 5.38%, 12/01/35	1,745	1,801,241

		23,543,815
California — 23.2%
California Educational Facilities Authority, RB, University of Southern California, Series A, 5.25%, 10/01/38	8,920	10,000,301
California Health Facilities Financing Authority, RB, Sutter Health, Series B, 6.00%, 8/15/42	5,370	6,262,279
California State Public Works Board, LRB:
Department of Corrections & Rehabilitation, Series F, 5.25%, 9/01/33	2,240	2,441,152
Various Capital Projects, Series I, 5.50%, 11/01/30	4,500	5,220,990
Various Capital Projects, Series I, 5.50%, 11/01/31	2,615	3,013,134
Various Capital Projects, Series I, 5.50%, 11/01/33	2,000	2,290,440
City & County of San Francisco California Airports Commission, Refunding ARB, 2nd Series A, AMT:
5.50%, 5/01/28	3,330	3,740,189
5.25%, 5/01/33	2,600	2,791,594
City of Manteca California Financing Authority, RB, Manteca Sewer (AGC):
5.63%, 12/01/33	2,450	2,658,054
5.75%, 12/01/36	3,285	3,565,539
City of San Jose California, Refunding ARB, Series A-1, AMT, 5.75%, 3/01/34	4,450	4,842,935
County of Sacramento California, ARB, Senior Series A (AGC), 5.50%, 7/01/41	5,600	6,260,072
Kern Community College District, GO, Safety, Repair & Improvement, Election of 2002, Series C, 5.50%, 11/01/33	4,365	5,014,207
Los Angeles California Unified School District, GO, Election of 2002, Series D, 5.25%, 7/01/25	3,485	4,065,531
Los Angeles Community College District California, GO:
Election of 2001, Series A (NPFGC), 5.00%, 8/01/32	10,000	10,934,600
Election of 2008, Series C, 5.25%, 8/01/39	3,375	3,777,941
Los Angeles Department of Water & Power, RB, Power System, Sub-Series A-1, 5.25%, 7/01/38	5,000	5,579,750
Los Angeles Municipal Improvement Corp., Refunding LRB, Real Property, Series B (AGC), 5.50%, 4/01/39	2,980	3,332,683
Redondo Beach Unified School District, GO, Election of 2008, Series E, 5.50%, 8/01/34	4,110	4,472,255
San Diego Public Facilities Financing Authority Water, Refunding RB, Series B (AGC), 5.38%, 8/01/34	4,690	5,252,706
State of California, GO, Various Purposes (AGC), 5.50%, 11/01/39	15,000	16,842,900
Township of Washington California Health Care District, GO, Election of 2004, Series B, 5.50%, 8/01/40	1,685	1,880,410
University of California, Refunding RB, The Regents of Medical Center, Series J, 5.25%, 5/15/38	12,250	13,184,798

		127,424,460
Colorado — 2.2%
City & County of Denver Colorado Airport System, ARB, Series A, AMT:
5.50%, 11/15/28	2,700	2,984,229
Colorado (concluded)
City & County of Denver Colorado Airport System, ARB, Series A, AMT (concluded):
5.50%, 11/15/30	$1,040	$1,134,723
5.50%, 11/15/31	1,250	1,355,463
Colorado Health Facilities Authority, RB, Hospital, NCMC, Inc. Project, Series B (AGM), 6.00%, 5/15/26	5,925	6,660,707

		12,135,122
Florida — 9.6%
City of Jacksonville Florida, Refunding RB, Series A, 5.25%, 10/01/33	1,250	1,374,462
County of Hillsborough Florida Aviation Authority, Refunding ARB, Tampa International Airport, Series A, AMT:
5.50%, 10/01/29	5,360	5,878,634
5.25%, 10/01/30	3,255	3,477,349
County of Lee Florida, Refunding ARB, Series A, AMT, 5.38%, 10/01/32	4,600	4,860,176
County of Manatee Florida Housing Finance Authority, RB, S/F Housing, Series A, AMT (Ginnie Mae, Fannie Mae & Freddie Mac), 5.90%, 9/01/40	500	510,265
County of Miami-Dade Florida, RB, Seaport:
Series A, 5.38%, 10/01/33	3,145	3,386,536
Series B, AMT, 6.25%, 10/01/38	1,405	1,580,765
Series B, AMT, 6.00%, 10/01/42	1,885	2,075,423
County of Miami-Dade Florida, Refunding RB, Water & Sewer System, Series B, 5.25%, 10/01/29	8,745	9,785,830
County of Miami-Dade Florida Aviation, Refunding ARB, Series A AMT:
Miami International Airport (AGM), 5.50%, 10/01/41	3,500	3,804,500
5.00%, 10/01/31	5,465	5,676,441
County of Miami-Dade Florida Housing Finance Authority, MRB, M/F Housing, Marbrisa Apartments Project, Series 2A, AMT (AGM), 6.00%, 8/01/26	2,185	2,188,496
Florida Housing Finance Corp., Refunding RB, S/F Housing, Homeowner Mortgage, Series 2, AMT (NPFGC):
5.75%, 7/01/14	60	60,233
5.90%, 7/01/29	4,130	4,159,860
Reedy Creek Improvement District, GO, Series A, 5.25%, 6/01/32	3,225	3,552,531

		52,371,501
Hawaii — 0.8%
State of Hawaii, Department of Transportation, COP, AMT:
5.25%, 8/01/25	1,350	1,484,447
5.25%, 8/01/26	2,500	2,739,025

		4,223,472
Illinois — 22.2%
City of Chicago Illinois, GARB, O’Hare International Airport, 3rd Lien:
Series A, 5.75%, 1/01/39	7,395	7,897,786
Series C, 6.50%, 1/01/41	16,800	19,291,104
City of Chicago Illinois, Refunding RB, Sales Tax, Series A, 5.25%, 1/01/38	2,445	2,574,805
City of Chicago Illinois Midway Airport, Refunding ARB, 2nd Lien, Series A, AMT:
5.50%, 1/01/30	6,500	6,920,615
5.50%, 1/01/32	1,275	1,339,541
City of Chicago Illinois Transit Authority, RB:
Federal Transit Administration, Section 5309, Series A (AGC), 6.00%, 6/01/26	6,315	6,934,565
Sales Tax Receipts, 5.25%, 12/01/36	1,960	2,069,682
Sales Tax Receipts, 5.25%, 12/01/40	20,000	20,958,400

See Notes to Financial Statements.

46	SEMI-ANNUAL REPORT	FEBRUARY 28, 2014

Schedule of Investments (continued)	BlackRock MuniHoldings Investment Quality Fund (MFL) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Illinois (concluded)
City of Chicago Illinois Transit Authority, Refunding RB, Federal Transit Administration, Section 5309 (AGM), 5.00%, 6/01/28	$7,735	$8,110,998
County of Cook Illinois Community College District No. 508, GO, City College of Chicago:
5.50%, 12/01/38	2,895	3,140,438
5.25%, 12/01/43	3,305	3,450,982
Illinois Finance Authority, RB:
Carle Foundation, Series A, 6.00%, 8/15/41	4,000	4,422,080
University of Chicago, Series B, 5.50%, 7/01/37	10,000	11,117,900
Railsplitter Tobacco Settlement Authority, RB:
5.50%, 6/01/23	4,365	5,038,519
6.00%, 6/01/28	1,245	1,423,184
State of Illinois, GO:
5.25%, 2/01/31	2,700	2,858,355
5.25%, 2/01/32	4,185	4,416,723
5.50%, 7/01/33	7,820	8,398,211
5.50%, 7/01/38	1,295	1,375,536

		121,739,424
Indiana — 4.3%
Indiana Finance Authority, RB, Series A:
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 7/01/40	1,240	1,234,519
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 7/01/44	495	490,689
Wastewater, 1st Lien, 5.25%, 10/01/31	3,075	3,396,430
Indiana Municipal Power Agency, Refunding RB, Series A:
5.25%, 1/01/32	1,500	1,651,020
5.25%, 1/01/33	1,500	1,643,655
Indianapolis Local Public Improvement Bond Bank, Refunding RB, Waterworks Project, Series A (AGC), 5.50%, 1/01/38	14,105	15,065,550

		23,481,863
Louisiana — 1.6%
City of New Orleans Louisiana Aviation Board, Refunding GARB, Restructuring (AGC):
Series A-1, 6.00%, 1/01/23	500	569,280
Series A-2, 6.00%, 1/01/23	720	819,763
Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, Series A:
5.50%, 5/15/28	3,500	3,662,820
5.50%, 5/15/29	3,735	3,900,610

		8,952,473
Michigan — 5.9%
City of Detroit Michigan Sewage Disposal System, Refunding RB, Senior Lien (AGM):
Series B, 7.50%, 7/01/33	2,780	2,971,125
Series C-1, 7.00%, 7/01/27	9,055	9,652,630
City of Detroit Michigan Water Supply System, RB, 2nd Lien, Series B (AGM), 6.25%, 7/01/36	6,320	6,421,183
Hudsonville Public Schools, GO, School Building & Site (Q-SBLF), 5.25%, 5/01/41	6,015	6,345,223
Royal Oak Hospital Finance Authority, Refunding RB, William Beaumont Hospital, Series V, 8.25%, 9/01/39	5,780	7,048,826

		32,438,987
Minnesota — 2.1%
City of Minneapolis Minnesota, Refunding RB, Fairview Health Services, Series B (AGC), 6.50%, 11/15/38	9,900	11,465,091
Mississippi — 3.4%
Mississippi Development Bank, RB, Special Obligation, Jackson Water & Sewer System Project, (AGM):
6.75%, 12/01/31	3,775	4,850,158
6.75%, 12/01/33	2,350	3,003,464
6.88%, 12/01/40	6,405	8,141,972
Mississippi State University Educational Building Corp., Refunding RB, Mississippi State University Improvement Project, 5.25%, 8/01/38	2,300	2,537,130

		18,532,724
Nevada — 5.5%
County of Clark Nevada, ARB, Las Vegas-McCarran International Airport, Series A (AGM), 5.25%, 7/01/39	11,175	11,812,198
County of Clark Nevada, GO, Limited Tax, 5.00%, 6/01/38	11,245	11,779,475
County of Clark Nevada Water Reclamation District, GO, Series A, 5.25%, 7/01/34	5,850	6,573,353

		30,165,026
New Jersey — 10.5%
New Jersey EDA, RB:
School Facilities Construction (AGC), 6.00%, 12/15/18 (a)	1,430	1,761,274
School Facilities Construction (AGC), 6.00%, 12/15/34	2,920	3,325,938
The Goethals Bridge Replacement Project, AMT, 5.38%, 1/01/43	7,000	7,145,390
The Goethals Bridge Replacement Project, AMT, 5.00%, 1/01/31	2,425	2,483,564
New Jersey Health Care Facilities Financing Authority, RB, Virtua Health, Series A (AGC), 5.50%, 7/01/38	6,500	6,836,700
New Jersey Higher Education Student Assistance Authority, Refunding RB, Series 1, AMT, 5.75%, 12/01/28	4,475	4,837,564
New Jersey Transportation Trust Fund Authority, RB:
Transportation System, Series A, 5.50%, 6/15/41	16,710	18,171,457
Transportation Program, Series AA, 5.50%, 6/15/39	8,175	9,031,903
Rutgers - The State University of New Jersey, Refunding RB:
Series J, 5.00%, 5/01/32	1,630	1,805,535
Series L, 5.00%, 5/01/32	1,855	2,054,765

		57,454,090
New York — 7.5%
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System 2nd General Resolution:
Fiscal 2009, Series EE, 5.25%, 6/15/40	7,500	8,002,125
Fiscal 2011, Series EE, 5.38%, 6/15/43	3,475	3,763,147
Fiscal 2014, Series BB, 5.00%, 6/15/46	1,760	1,865,952
Series FF-2, 5.50%, 6/15/40	4,000	4,335,240
City of New York New York Transitional Finance Authority Building Aid, BARB, Fiscal 2009, Series S-4 (AGC), 5.50%, 1/15/29	4,000	4,616,840
Metropolitan Transportation Authority, RB:
Series A, 5.25%, 11/15/38	4,000	4,276,760
Series A-1, 5.25%, 11/15/39	3,000	3,239,010
Port Authority of New York & New Jersey, Refunding ARB, Consolidated, 166th Series, 5.25%, 7/15/36	10,000	11,048,600

		41,147,674

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2014	47

Schedule of Investments (continued)	BlackRock MuniHoldings Investment Quality Fund (MFL) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Ohio — 2.0%
State of Ohio Turnpike Commission, RB, Junior Lien, Infrastructure Projects, Series A-1:
5.25%, 2/15/30	$2,645	$2,946,768
5.25%, 2/15/31	5,145	5,698,962
5.25%, 2/15/32	2,250	2,479,680

		11,125,410
Pennsylvania — 1.6%
Pennsylvania Turnpike Commission, RB, Sub-Series A, 6.00%, 12/01/41	4,945	5,389,012
Township of Bristol Pennsylvania School District, GO, 5.25%, 6/01/37	3,000	3,210,840

		8,599,852
South Carolina — 4.7%
County of Charleston South Carolina, RB, Special Source, Series 2013, 5.25%, 12/01/38	6,735	7,449,382
County of Charleston South Carolina Airport District, ARB, Series A, AMT:
5.25%, 7/01/25	4,490	5,005,272
5.50%, 7/01/38	3,000	3,202,950
6.00%, 7/01/38	5,270	5,816,341
5.50%, 7/01/41	4,170	4,455,395

		25,929,340
Texas — 16.0%
City of Beaumont Texas, GO, Certificates of Obligation, 5.25%, 3/01/37	4,190	4,653,163
City of Houston Texas Utility System, Refunding RB, Combined 1st Lien, Series A (AGC):
6.00%, 11/15/35	12,700	14,598,015
6.00%, 11/15/36	9,435	10,874,687
5.38%, 11/15/38	5,000	5,410,800
County of Tarrant Texas Cultural Education Facilities Finance Corp., Refunding RB, Christus Health, Series A (AGC), 6.50%, 7/01/37	1,770	1,963,726
Dallas Area Rapid Transit, Refunding RB, Senior Lien, 5.25%, 12/01/38	9,110	10,007,699
Dallas-Fort Worth International Airport, ARB, Joint Improvement AMT:
Series A, 5.00%, 11/01/38	4,080	4,130,510
Series H, 5.00%, 11/01/37	4,575	4,644,586
Lower Colorado River Authority, Refunding RB, 5.50%, 5/15/33	3,735	4,117,576
North Texas Tollway Authority, Refunding RB, 1st Tier:
(AGM), 6.00%, 1/01/43	5,555	6,116,166
Series K-1 (AGC), 5.75%, 1/01/38	12,150	13,563,531
Red River Education Financing Corp., RB, Texas Christian University Project, 5.25%, 3/15/38	7,170	7,930,594

		88,011,053
Virginia — 1.3%
City of Lexington Virginia IDA, RB, Washington & Lee University, 5.00%, 1/01/43	1,750	1,881,337
Virginia Public School Authority, RB, Fluvanna County School Financing, 6.50%, 12/01/18 (a)	4,300	5,401,832

		7,283,169
Washington — 1.5%
City of Seattle Washington Municipal Light & Power, Refunding RB, Series A, 5.25%, 2/01/36	4,200	4,605,132
State of Washington, GO, Various Purposes, Series B, 5.25%, 2/01/36	3,290	3,620,020

		8,225,152
Total Municipal Bonds — 130.2%		714,249,698
Alabama — 1.2%
City of Mobile Alabama Board of Water & Sewer Commissioners, RB (NPFGC), 5.00%, 1/01/31	6,500	6,828,965
California — 2.1%
California State University, Refunding RB, Systemwide, Series A (AGM), 5.00%, 11/01/32	7,960	8,658,490
Los Angeles Unified School District California, GO, Series I, 5.00%, 1/01/34	2,400	2,622,600

		11,281,090
District of Columbia — 0.7%
District of Columbia Water & Sewer Authority, Refunding RB, Senior Lien, Series A, 6.00%, 10/01/35 (c)	3,379	3,824,137
Florida — 2.5%
County of Hillsborough Florida Aviation Authority, ARB, Tempa International Airport, Series A, AMT (AGC), 5.50%, 10/01/38	10,657	11,677,827
County of Lee Florida Housing Finance Authority, RB, S/F Housing, Multi-County Program, Series A-2, AMT (Ginnie Mae), 6.00%, 9/01/40	1,965	2,048,729

		13,726,556
Indiana — 1.9%
Indiana Health & Educational Facilities Financing Authority, Refunding RB, St. Francis, Series E (AGM), 5.25%, 5/15/41	9,850	10,120,186
Kentucky — 0.1%
Kentucky State Property & Building Commission, Refunding RB, Project No. 93 (AGC), 5.25%, 2/01/27	404	456,523
Nevada — 2.7%
County of Clark Nevada Water Reclamation District, GO:
Limited Tax, 6.00%, 7/01/38	8,000	9,159,200
Series B, 5.50%, 7/01/29	5,008	5,848,245

		15,007,445
New Jersey — 3.6%
New Jersey Housing & Mortgage Finance Agency, RB, S/F Housing, Series CC, 5.25%, 10/01/29	7,402	7,824,101
New Jersey Transportation Trust Fund Authority, RB, Transportation System:
Series A (AMBAC), 5.00%, 12/15/32	8,000	8,633,440
Series B, 5.25%, 6/15/36 (c)	2,961	3,163,680

		19,621,221
New York — 11.0%
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution, Series FF-2, 5.50%, 6/15/40	4,994	5,412,847
City of New York New York Transitional Finance Authority, BARB, Fiscal 2009, Series S-3, 5.25%, 1/15/39	5,619	6,112,493
Hudson Yards Infrastructure Corp., RB, Fiscal 2012, Series A, 5.75%, 2/15/47 (c)	9,249	10,092,046
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	13,950	14,857,168
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.75%, 11/15/51 (c)	8,200	8,922,502
New York State Dormitory Authority, ERB, Personal Income Tax, Series B, 5.25%, 3/15/38	13,500	15,092,325

		60,489,381
Texas — 4.4%
City of San Antonio Texas Public Service Board, Refunding RB, Series A, 5.25%, 2/01/31 (c)	12,027	13,432,850

See Notes to Financial Statements.

48	SEMI-ANNUAL REPORT	FEBRUARY 28, 2014

Schedule of Investments (continued)	BlackRock MuniHoldings Investment Quality Fund (MFL) (Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (b)	Par (000)	Value
Texas (concluded)
North Texas Tollway Authority, RB, Special Projects System, Series A, 5.50%, 9/01/41	$9,640	$10,602,651

		24,035,501
Utah — 1.2%
City of Riverton Utah, RB, IHC Health Services, Inc., 5.00%, 8/15/41	6,371	6,614,332
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 31.4%		172,005,337
Total Long-Term Investments (Cost — $829,211,517) — 161.6%		886,255,035
FFI Institutional Tax-Exempt Fund, 0.03% (d)(e)	5,349,443	5,349,443
Total Short-Term Securities (Cost — $5,349,443) — 1.0%		5,349,443
Total Investments (Cost — $834,560,960) — 162.6%		891,604,478
Other Assets Less Liabilities — 3.8%		20,781,088
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (16.3)%		(89,476,117)
VRDP Shares, at Liquidation Value — (50.1)%		(274,600,000)

Net Assets Applicable to Common Shares — 100.0%		$548,309,449

Notes to Schedule of investments

(a)	US government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(b)	Represent bonds transferred to a TOB. In exchange for which the Trust acquired residual interest certificates. These bonds serve as collateral in a financing transaction. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(c)	All or a portion of security is subject to a recourse agreement, which may require the Trust to pay the liquidity provider in the event there is a shortfall between the TOB trust certificates and proceeds received from the sale of the security contributed to the TOB trust. In the case of a shortfall, the aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expire from October 1, 2016 to November 15, 2019 is $22,520,646.

(d)	Investments in issuers considered to be an affiliate of the Trust during the six months ended February 28, 2014, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliate	Shares Held at August 31, 2013	Net Activity	Shares Held at February 28, 2014	Income
FFI Institutional Tax-Exempt Fund	27,631,574	(22,282,131)	5,349,443	$1,247

(e)	Represents the current yield as of report date.

•	Financial futures contracts outstanding as of February 28, 2014 were as follows:

Contracts Sold	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
(493)	10-Year US Treasury Note	Chicago Board of Trade	March 2014	$61,393,906	$(110,387)

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Trust has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2014	49

Schedule of Investments (concluded)	BlackRock MuniHoldings Investment Quality Fund (MFL)

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy as of February 28, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$886,255,035	—	$886,255,035
Short-Term Securities	$5,349,443	—	—	5,349,443

Total	$5,349,443	$886,255,035	—	$891,604,478

[1] See above Schedule of Investments for values in each state or political subdivision.
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments [2]
Liabilities:
Interest rate contracts	$(110,387)	—	—	$(110,387)
[2] Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The carrying amount for certain of the Trust’s assets and/or liabilities approximates fair value for financial statement purposes. As of February 28, 2014, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$758,000	—	—	$758,000
Liabilities:
TOB trust certificates	—	$(89,456,878)	—	(89,456,878)
VRDP Shares	—	(274,600,000)	—	(274,600,000)

Total	$758,000	$(364,056,878)	—	$(363,298,878)

There were no transfers between levels during the six months ended February 28, 2014.

See Notes to Financial Statements.

50	SEMI-ANNUAL REPORT	FEBRUARY 28, 2014

Schedule of Investments February 28, 2014 (Unaudited)	BlackRock MuniVest Fund, Inc. (MVF) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 3.5%
City of Selma Alabama IDB, RB, Gulf Opportunity Zone, International Paper Co. Project, Series A:
5.80%, 5/01/34	$1,850	$1,954,803
5.38%, 12/01/35	1,000	1,032,230
City of Selma Alabama IDB, Refunding RB, International Paper Co. Project, Series B, 5.50%, 5/01/20	5,000	5,011,900
County of Jefferson Alabama Sewer, Refunding RB, Senior Lien, Series A (AGM), 5.25%, 10/01/48	5,000	5,008,350
State of Alabama Docks Department, Refunding RB, 6.00%, 10/01/40	7,610	8,606,225

		21,613,508
Alaska — 0.1%
Northern Tobacco Securitization Corp., Refunding RB, Tobacco Settlement, Asset-Backed, Series A, 5.00%, 6/01/46	1,250	879,900
Arizona — 3.2%
City of Phoenix Arizona Civic Improvement Corp., Refunding RB, Junior Lien, Series A, 5.00%, 7/01/40	2,000	2,060,080
City of Phoenix Arizona IDA, RB, Candeo School, Inc. Project:
6.63%, 7/01/33	2,245	2,299,262
6.88%, 7/01/44	3,440	3,516,196
County of Maricopa Arizona IDA, RB, Arizona Charter Schools Project, Series A, 6.75%, 7/01/29	3,600	3,243,924
County of Maricopa Arizona Pollution Control Corp., Refunding RB, Southern California Edison Co., Series A, 5.00%, 6/01/35	3,300	3,458,565
Salt Verde Financial Corp., RB, Senior, 5.00%, 12/01/37	5,000	5,242,350

		19,820,377
California — 7.9%
California Health Facilities Financing Authority, RB:
St. Joseph Health System, Series A, 5.75%, 7/01/39	5,000	5,646,200
Sutter Health, Series B, 6.00%, 8/15/42	5,600	6,530,496
California Health Facilities Financing Authority, Refunding RB, Catholic Healthcare West, Series A, 6.00%, 7/01/34	1,055	1,177,528
California HFA, RB, S/F Housing, Home Mortgage, Series K, AMT, 5.50%, 2/01/42	1,120	1,145,346
City of Los Angeles California Department of Airports, Refunding ARB, Los Angeles International Airport, Series A, 5.25%, 5/15/39	1,200	1,325,148
Los Angeles Community College District California, GO, Refunding, Election of 2008, Series A, 6.00%, 8/01/33	9,585	11,184,736
Poway Unified School District, GO, Refunding, CAB, School Facilities Improvement District No. 2007-1, Election of 2008, Series B, 0.00%, 8/01/46 (a)	10,000	1,815,200
San Diego Community College District California, GO, Election of 2006, 5.00%, 8/01/43	4,285	4,629,086
State of California, GO, Various Purposes, 6.50%, 4/01/33	9,675	11,819,657
State of California Public Works Board, LRB, Department of Mental Health, Coalinga, Series A, 5.13%, 6/01/14 (b)	4,000	4,051,320

		49,324,717
Colorado — 1.0%
Colorado Health Facilities Authority, RB, Catholic Health Initiatives, Series D, 6.25%, 10/01/33	2,500	2,828,250
Colorado Health Facilities Authority, Refunding RB, Evangelical Lutheran, Series A, 5.25%, 6/01/34	3,000	3,003,210
Municipal Bonds	Par (000)	Value
Colorado (concluded)
Regional Transportation District, COP, Refunding, Series A, 5.38%, 6/01/31	385	416,354

		6,247,814
Delaware — 0.4%
County of Sussex Delaware, RB, NRG Energy, Inc., Indian River Power LLC Project, 6.00%, 10/01/40	2,500	2,674,725
District of Columbia — 0.2%
Metropolitan Washington Airports Authority, Refunding RB, 1st Senior Lien, Series A:
5.00%, 10/01/39	415	428,039
5.25%, 10/01/44	650	671,892

		1,099,931
Florida — 7.2%
County of Miami-Dade Florida, GO, Building Better Communities Program:
Series B, 6.38%, 7/01/28	4,630	5,406,219
Series B-1, 5.63%, 7/01/38	5,000	5,573,550
County of Miami-Dade Florida, Refunding RB, Transit System Sales Surtax, 5.00%, 7/01/42	3,750	3,902,813
County of Miami-Dade Florida Aviation, Refunding ARB, Miami International Airport:
Series A, AMT (AGC), 5.00%, 10/01/40	10,000	10,064,800
Series A-1, 5.38%, 10/01/41	10,290	10,822,199
County of Miami-Dade Florida Expressway Authority, RB, Toll System, Series A (AGM), 5.00%, 7/01/35	8,900	9,317,499

		45,087,080
Georgia — 1.8%
City of Atlanta Georgia Department of Aviation, Refunding GARB, Series B, AMT, 5.00%, 1/01/29	1,070	1,133,440
County of DeKalb Georgia Hospital Authority, Refunding RB, DeKalb Medical Center, Inc. Project, 6.13%, 9/01/40	3,570	3,606,628
DeKalb Private Hospital Authority, Refunding RB, Children’s Healthcare, 5.25%, 11/15/39	3,335	3,497,215
Municipal Electric Authority of Georgia, Refunding RB, Series W, 6.60%, 1/01/18	2,510	2,769,634

		11,006,917
Hawaii — 0.9%
State of Hawaii Harbor System, RB, Series A, 5.50%, 7/01/35	5,000	5,480,650
Illinois — 11.5%
City of Chicago Illinois, GARB, O’Hare International Airport, 3rd Lien, Series B-2, AMT (NPFGC), 6.00%, 1/01/27	605	607,662
City of Chicago Illinois, Refunding RB, Sales Tax Receipts, Series A, 5.00%, 1/01/41	4,640	4,788,480
City of Chicago Illinois Board of Education, GO, Series A, 5.50%, 12/01/39	6,240	6,430,008
City of Chicago Illinois Transit Authority, RB, Sales Tax Receipts, 5.25%, 12/01/36	2,110	2,228,076
City of Chicago Illinois Waterworks, Refunding RB, 2nd Lien, Water Project (AGM), 5.25%, 11/01/33	1,330	1,386,924
County of Cook Illinois Community College District No. 508, GO, University & College Improvements, 5.25%, 12/01/31	5,000	5,366,750
Illinois Finance Authority, RB:
Advocate Health Care Network, Series D, 6.50%, 11/01/38	9,700	11,064,014
Community Rehabilitation Providers Facilities, Series A, 6.50%, 7/01/22	615	602,946
Disposal Waste Management, Inc., Series A, AMT, 5.05%, 8/01/29	1,000	1,030,150
Memorial Health System, Series A, 5.25%, 7/01/44	1,785	1,821,860

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2014	51

Schedule of Investments (continued)	BlackRock MuniVest Fund, Inc. (MVF) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Illinois (concluded)
Illinois Finance Authority, Refunding RB, Series A:
Northwestern Memorial Hospital, 6.00%, 8/15/39	$9,000	$10,201,680
OSF Healthcare System, 6.00%, 5/15/39	4,990	5,482,114
Railsplitter Tobacco Settlement Authority, RB, 6.00%, 6/01/28	2,645	3,023,552
Regional Transportation Authority, RB:
Series A (AMBAC), 7.20%, 11/01/20	2,500	2,941,600
Series C (NPFGC), 7.75%, 6/01/20	4,000	4,885,720
Village of Hodgkins Illinois, RB, Metropolitan Biosolids Management LLC Project, AMT, 6.00%, 11/01/23	10,000	10,009,100

		71,870,636
Indiana — 2.5%
City of Valparaiso Indiana, RB, Exempt Facilities, Pratt Paper LLC Project, AMT, 6.75%, 1/01/34	2,250	2,365,290
Indiana Finance Authority, RB, Private Activity Bond, Ohio River Bridges East End Crossing Project, Series A, AMT:
5.00%, 7/01/40	2,640	2,628,331
5.00%, 7/01/44	1,525	1,511,717
Indiana Health & Educational Facilities Financing Authority, RB, Clarian Health Obligation, Series A, 5.25%, 2/15/40	8,980	9,101,679

		15,607,017
Iowa — 0.1%
Iowa Tobacco Settlement Authority, Refunding RB, Asset-Backed, Series C, 5.63%, 6/01/46	1,000	796,720
Kentucky — 2.8%
County of Owen Kentucky, RB, Kentucky American Water Co. Project, Series B, 5.63%, 9/01/39	1,000	1,038,530
Kentucky Economic Development Finance Authority, Refunding RB, Hospital Facilities, St. Elizabeth Medical Center, Inc., Series A, 5.50%, 5/01/39	8,000	8,713,840
Lexington-Fayette Urban County Airport Board, Refunding GARB, Series A, 5.00%, 7/01/27	7,000	7,786,940

		17,539,310
Louisiana — 3.1%
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Westlake Chemical Corp. Project, Series A-1, 6.50%, 11/01/35	2,615	2,866,118
Parish of St. Charles Louisiana, RB, Valero Energy Corp., 4.00%, 12/01/40 (c)	2,210	2,245,692
Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, Series A:
5.25%, 5/15/31	3,420	3,459,638
5.25%, 5/15/32	4,375	4,419,713
5.25%, 5/15/33	4,750	4,788,997
5.25%, 5/15/35	1,500	1,510,230

		19,290,388
Maine — 1.4%
Maine Health & Higher Educational Facilities Authority, RB:
Eastern Maine Medical Center, 5.00%, 7/01/43	2,500	2,492,200
Series A, 5.00%, 7/01/39	5,000	5,189,350
Portland Housing Development Corp., Refunding RB, Senior Living, Retirement Facilities, Series A, 6.00%, 2/01/34	1,190	1,199,806

		8,881,356
Maryland — 1.8%
Maryland Community Development Administration, HRB, Residential, Series H, AMT, 5.10%, 9/01/37	1,835	1,857,919
Maryland Community Development Administration, Refunding, HRB, Residential, Series D, AMT, 4.90%, 9/01/42	3,250	3,261,700
Municipal Bonds	Par (000)	Value
Maryland (concluded)
Maryland Health & Higher Educational Facilities Authority, Refunding RB:
Charlestown Community Project, 6.25%, 1/01/41	2,000	2,140,800
University of Maryland Medical System, 5.00%, 7/01/34	2,100	2,160,291
University of Maryland Medical System, 5.13%, 7/01/39	2,100	2,155,566

		11,576,276
Massachusetts — 5.8%
Massachusetts Bay Transportation Authority, Refunding RB, General Transportation System, Series A, 7.00%, 3/01/19	3,010	3,391,849
Massachusetts HFA, RB, AMT:
M/F Housing, Series A, 5.20%, 12/01/37	2,865	2,889,524
S/F Housing, Series 130, 5.00%, 12/01/32	2,500	2,551,425
Massachusetts HFA, Refunding RB, Series C, AMT, 5.35%, 12/01/42	6,550	6,646,743
Massachusetts School Building Authority, RB, Dedicated Sales Tax, Senior, Series A, 5.00%, 5/15/43	4,500	4,850,910
Massachusetts Water Resources Authority, RB, Series A, 6.50%, 7/15/19 (d)	13,855	15,894,456

		36,224,907
Michigan — 4.0%
City of Detroit Michigan Water Supply System, RB, 2nd Lien, Series B (AGM):
6.25%, 7/01/36	2,500	2,540,025
7.00%, 7/01/36	1,250	1,316,288
Michigan State Hospital Finance Authority, Refunding RB, Series A:
Henry Ford Health System, 5.25%, 11/15/46	7,950	7,950,874
McLaren Health Care, 5.75%, 5/15/38	7,285	8,063,985
Royal Oak Hospital Finance Authority, Refunding RB, William Beaumont Hospital, Series V, 8.25%, 9/01/39	4,100	5,000,032

		24,871,204
Mississippi — 4.9%
County of Lowndes Mississippi, Refunding RB, Solid Waste Disposal & Pollution Control Weyerhaeuser Co. Project:
Series A, 6.80%, 4/01/22	9,160	10,602,059
Series B, 6.70%, 4/01/22	4,500	5,161,725
Mississippi Business Finance Corp., Refunding RB, System Energy Resource, Inc. Project, 5.88%, 4/01/22	15,000	15,001,950

		30,765,734
Missouri — 1.7%
City of Kansas City Missouri, Refunding ARB, General Improvement, Series A, AMT, 5.25%, 9/01/25	10,000	10,962,200
Montana — 0.2%
State of Montana Board of Regents, RB, 5.00%, 11/15/43	1,430	1,542,884
Nebraska — 1.0%
Central Plains Energy Project Nebraska, RB, Gas Project No. 3, 5.00%, 9/01/42	6,200	6,268,510
Nevada — 0.9%
County of Clark Nevada Airport System, ARB, Series B, 5.75%, 7/01/42	5,000	5,638,700
New Hampshire — 0.9%
New Hampshire Housing Finance Authority, Refunding RB, S/F Housing, Acquisition, Series H, AMT, 5.15%, 1/01/40	5,445	5,494,495

See Notes to Financial Statements.

52	SEMI-ANNUAL REPORT	FEBRUARY 28, 2014

Schedule of Investments (continued)	BlackRock MuniVest Fund, Inc. (MVF) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New Jersey — 8.0%
New Jersey EDA, RB:
Cigarette Tax, 5.75%, 6/15/14 (b)	$3,695	$3,756,817
Continental Airlines Project, Series A, AMT, 5.63%, 11/15/30	1,530	1,529,862
The Goethals Bridge Replacement Project, AMT, 5.13%, 1/01/34	1,050	1,067,955
The Goethals Bridge Replacement Project, AMT, 5.38%, 1/01/43	11,355	11,590,844
The Goethals Bridge Replacement Project, AMT, 5.63%, 1/01/52	2,000	2,041,340
New Jersey EDA, Refunding RB, School Facilities Construction, Series AA, 5.25%, 12/15/33	10,000	10,738,900
New Jersey Housing & Mortgage Finance Agency, RB, S/F Housing, Series AA, 6.38%, 10/01/28	795	834,790
New Jersey Transportation Trust Fund Authority, RB:
Transportation Program, Series AA, 5.25%, 6/15/33	8,750	9,584,575
Transportation System, Series B, 5.50%, 6/15/31	8,000	8,961,920

		50,107,003
New York — 6.4%
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution, Series FF-2, 5.50%, 6/15/40	4,150	4,497,812
City of New York New York Transitional Finance Authority, Future Tax Secured Bonds, RB, Fiscal 2012, Sub-Series E-1, 5.00%, 2/01/42	8,900	9,474,228
Metropolitan Transportation Authority, RB, Series C:
6.25%, 11/15/23	3,245	3,853,697
6.50%, 11/15/28	14,925	17,785,973
Port Authority of New York & New Jersey, ARB, Special Project, JFK International Air Terminal LLC Project, Series 8, 6.00%, 12/01/36	3,165	3,450,293
Rochester Housing Authority, RB, Andrews Terrace Apartments, M/F Housing, AMT (Ginnie Mae), 4.70%, 12/20/38	1,000	1,001,760

		40,063,763
North Carolina — 0.6%
County of Gaston North Carolina Industrial Facilities & Pollution Control Financing Authority, RB, Exempt Facilities, National Gypsum Co. Project, AMT, 5.75%, 8/01/35	4,105	3,707,595
Ohio — 3.8%
Buckeye Tobacco Settlement Financing Authority, RB, Asset-Backed, Senior Turbo Term, Series A-2, 6.50%, 6/01/47	1,125	1,000,215
County of Allen Ohio Hospital Facilities, Refunding RB, Catholic Healthcare Partners, Series A, 5.25%, 6/01/38	2,875	3,029,732
County of Franklin Ohio, RB, Health Care Facilities Improvement, OPRS Communities Obligation Group, Series A, 6.13%, 7/01/40	1,690	1,717,665
County of Lucas Ohio, Refunding RB, Promedica Healthcare, Series A, 6.50%, 11/15/37	1,915	2,239,631
County of Montgomery Ohio, RB, Catholic Health Initiatives, Series D-2, 5.45%, 10/01/38	9,230	9,823,120
County of Montgomery Ohio, Refunding RB, Catholic Health, Series A, 5.50%, 5/01/34	5,470	6,096,753

		23,907,116
Pennsylvania — 0.4%
City of Philadelphia Pennsylvania IDA, RB:
Arbor House, Inc. Project, Series E, 6.10%, 7/01/33	980	984,155
Rieder House Project, Series A, 6.10%, 7/01/33	1,335	1,340,661
Municipal Bonds	Par (000)	Value
Pennsylvania (concluded)
Delaware River Port Authority, RB, Series D, 5.00%, 1/01/40	195	204,128

		2,528,944
South Carolina — 1.0%
County of Georgetown South Carolina, Refunding RB, International Paper Co. Project, Series A, AMT, 5.55%, 12/01/29	1,000	1,019,690
County of Richland South Carolina, Refunding RB, International Paper Co. Project, AMT, 6.10%, 4/01/23	5,000	5,060,300

		6,079,990
Texas — 13.0%
Brazos River Authority, Refunding RB, Texas Utility Co., Series A, AMT, 7.70%, 4/01/33	3,055	83,982
Central Texas Regional Mobility Authority, Refunding RB, Senior Lien:
5.75%, 1/01/31	1,000	1,071,440
6.00%, 1/01/41	4,300	4,546,218
Series A, 5.00%, 1/01/43	6,925	6,872,231
County of Harris Texas Cultural Education Facilities Finance Corp., RB, 1st Mortgage, Brazos Presbyterian Homes, Inc. Project, Series B, 7.00%, 1/01/43	850	876,410
County of Harris Texas Health Facilities Development Corp., Refunding RB, Memorial Hermann Healthcare System, Series B (b):
7.13%, 12/01/18	3,500	4,487,035
7.25%, 12/01/18	5,400	6,954,066
County of Matagorda Texas Navigation District No. 1, Refunding RB, CenterPoint Energy Project, 5.60%, 3/01/27 (c)	9,355	9,452,011
County of Tarrant Texas Cultural Education Facilities Finance Corp., RB, Scott & White Healthcare, 6.00%, 8/15/45	5,000	5,823,850
La Vernia Higher Education Finance Corp., RB, KIPP, Inc., Series A, 6.25%, 8/15/39	925	1,012,931
Love Field Airport Modernization Corp., RB, Southwest Airlines Co. Project, 5.25%, 11/01/40	3,600	3,662,532
New Hope Cultural Education Facilities Corp., Refunding RB, 1st Mortgage, Morningside Ministries Project, 6.25%, 1/01/33	1,600	1,653,008
North Texas Education Finance Corp., ERB, Uplift Education, Series A, 5.13%, 12/01/42	1,000	993,220
North Texas Tollway Authority, Refunding RB, 1st Tier, Series A, 6.25%, 1/01/39	3,500	3,920,105
San Antonio Public Facilities Corp., Refunding RB, Convention Center Refinancing and Expansion Project, 4.00%, 9/15/42	5,575	5,029,821
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien:
LBJ Infrastructure Group LLC, LBJ Freeway Managed Lanes Project, 7.00%, 6/30/40	10,000	11,293,000
NTE Mobility Partners LLC, North Tarrant Express Managed Lanes Project, 6.88%, 12/31/39	4,710	5,233,752
Texas Transportation Commission, Refunding RB, Central Texas Turnpike System, 1st Tier, Series A, 4.00%, 8/15/38	9,375	8,240,531

		81,206,143
Vermont — 0.0%
Vermont Educational & Health Buildings Financing Agency, RB, Developmental & Mental Health, Series A, 6.38%, 6/15/22	30	30,394

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2014	53

Schedule of Investments (continued)	BlackRock MuniVest Fund, Inc. (MVF) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Virginia — 3.9%
City of Portsmouth Virginia, GO, Refunding, Series D, 5.00%, 7/15/34	$3,105	$3,389,045
County of Fairfax Virginia EDA, Refunding RB, Goodwin House, Inc.:
5.13%, 10/01/37	2,000	2,028,360
5.13%, 10/01/42	6,015	6,084,473
Virginia Commonwealth Transportation Board, RB, Capital Projects, 5.00%, 5/15/32	8,000	8,796,240
Virginia HDA, Refunding RB, S/F Housing, Sub-Series A-3, AMT, 5.05%, 7/01/26	1,325	1,369,096
Virginia Small Business Financing Authority, RB, Senior Lien, Elizabeth River Crossings OpCo LLC Project, AMT, 6.00%, 1/01/37	2,620	2,785,689

		24,452,903
Washington — 4.6%
Energy Northwest, Refunding RB, Series B, 7.13%, 7/01/16	14,320	16,562,226
Washington Health Care Facilities Authority, RB, Catholic Health Initiatives, Series A, 5.75%, 1/01/45	4,010	4,347,682
Washington Health Care Facilities Authority, Refunding RB, Catholic Health Initiatives, Series D, 6.38%, 10/01/36	7,000	7,956,200

		28,866,108
West Virginia — 0.4%
West Virginia Hospital Finance Authority, Refunding RB, Improvement, Charleston Area Medical Center, Inc., Series A, 5.63%, 9/01/32	2,500	2,622,200
Wisconsin — 1.0%
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert & Community Health, Inc., Series C, 5.25%, 4/01/39	6,100	6,367,912
Wyoming — 1.3%
County of Sweetwater Wyoming, Refunding RB, Idaho Power Co. Project, Remarketing, 5.25%, 7/15/26	4,500	4,880,835
Wyoming Community Development Authority, Refunding RB, Series 2 & 3, 4.05%, 12/01/38	3,250	3,051,295

		7,932,130
Total Municipal Bonds — 113.2%		708,438,157

Municipal Bonds Transferred to Tender Option Bond Trusts (e)
Arizona — 0.6%
City of Phoenix Arizona Civic Improvement Corp., Refunding RB, Water System, Junior Lien, Series A, 5.00%, 7/01/34	3,500	3,829,770
California — 3.6%
University of California, RB, General, Series O, 5.25%, 5/15/39	20,000	22,401,600
Connecticut — 2.1%
Connecticut State Health & Educational Facility Authority, RB, Yale University, Series Z-3, 5.05%, 7/01/42	12,000	13,093,800
District of Columbia — 1.3%
District of Columbia Water & Sewer Authority, Refunding RB, Senior Lien, Series A, 5.50%, 10/01/39	7,495	8,297,970
Municipal Bonds Transferred to Tender Option Bond Trusts (e)	Par (000)	Value
Florida — 2.5%
County of Miami-Dade Florida Water & Sewer System, RB (AGM), 5.00%, 10/01/39	14,747	15,480,007
Illinois — 3.0%
State of Illinois Finance Authority, RB, University of Chicago, Series B, 6.25%, 7/01/38	10,000	11,374,500
State of Illinois Toll Highway Authority, RB, Senior Priority, Series B, 5.50%, 1/01/33	6,999	7,655,665

		19,030,165
Kentucky — 1.7%
County of Louisville & Jefferson Kentucky Metropolitan Government Parking Authority, RB, River City, Inc., 1st Mortgage, Series A, 5.38%, 12/01/39	9,195	10,293,251
Maryland — 0.8%
State of Maryland Transportation Authority, RB, Transportation Facilities Project (AGM), 5.00%, 7/01/41	4,710	5,047,095
Nevada — 2.9%
County of Clark Nevada Water Reclamation District, GO, Limited Tax, Series B, 5.75%, 7/01/34	15,789	18,140,852
New York — 5.8%
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution, Series DD, 5.00%, 6/15/37	24,199	25,554,855
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.75%, 11/15/51 (f)	10,000	10,881,100

		36,435,955
North Carolina — 3.0%
North Carolina Capital Facilities Finance Agency, Refunding RB:
Duke University Project, Series A, 5.00%, 10/01/41	12,678	13,384,089
Wake Forest University, 5.00%, 1/01/38	5,000	5,321,950

		18,706,039
Ohio — 2.2%
Ohio Higher Educational Facility Commission, RB, Cleveland Clinic Health, Series A, 5.25%, 1/01/33	4,400	4,779,852
State of Ohio, RB, Cleveland Clinic Health Obligated Group, Series B, 5.50%, 1/01/34	8,500	9,179,915

		13,959,767
Oregon — 2.1%
State of Oregon Housing & Community Services Department, HRB, M/F Housing, Series A, AMT, 4.95%, 7/01/30	13,000	13,330,324
South Carolina — 0.4%
State of South Carolina Housing Finance & Development Authority, Refunding RB, S/F Housing, Series B-1, 5.55%, 7/01/39	2,359	2,431,689
Texas — 9.0%
City of Houston Texas, Refunding RB, Airport System, Senior Lien, Series A, 5.50%, 7/01/34	8,333	9,261,323
City of Houston Texas Higher Education Finance Corp., RB, Rice University Project, Series A, 5.00%, 5/15/40	10,000	11,043,286
County of Harris Texas Health Facilities Development Corp., Refunding RB, School Health Care System, Series B, 5.75%, 7/01/27 (d)	20,970	26,318,818
Texas Department of Housing & Community Affairs, RB, S/F Mortgage, Series B, AMT (Ginnie Mae), 5.25%, 9/01/32	3,527	3,601,918

See Notes to Financial Statements.

54	SEMI-ANNUAL REPORT	FEBRUARY 28, 2014

Schedule of Investments (continued)	BlackRock MuniVest Fund, Inc. (MVF) (Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (e)	Par (000)	Value
Texas (concluded)
Texas State University, Refunding RB (AGM), 5.00%, 3/15/30	$5,667	$6,029,623

		56,254,968
Virginia — 1.2%
County of Fairfax Virginia IDA, Refunding RB, Health Care, Inova Health System, Series A, 5.50%, 5/15/35	2,099	2,270,900
Virginia Small Business Financing Authority, Refunding RB, Sentara Healthcare, 5.00%, 11/01/40	5,002	5,214,583

		7,485,483
Washington — 4.3%
Central Puget Sound Regional Transit Authority, RB, Series A:
5.00%, 11/01/34	5,000	5,374,925
5.00%, 11/01/36	6,000	6,449,910
(AGM), 5.00%, 11/01/32	14,007	15,200,131

		27,024,966
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 46.5%		291,243,701
Total Long-Term Investments (Cost — $933,378,651) — 159.7%		999,681,858
Short-Term Securities	Shares	Value
FFI Institutional Tax-Exempt Fund, 0.03% (g)(h)	9,971,185	9,971,185
Total Short-Term Securities (Cost — $9,971,185) — 1.6%		9,971,185
Total Investments (Cost — $943,349,836) — 161.3%		1,009,653,043
Other Assets Less Liabilities — 1.4%		9,325,061
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (23.8)%		(149,203,622)
VMTP Shares, at Liquidation Value — (38.9)%		(243,800,000)

Net Assets Applicable to Common Shares — 100.0%		$625,974,482

Notes to Schedule of investments

(a)	Zero-coupon bond.

(b)	US government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(c)	Variable rate security. Rate shown is as of report date.

(d)	Security is collateralized by municipal or US Treasury obligations.

(e)	Represent bonds transferred to a TOB. In exchange for which the Trust acquired residual interest certificates. These bonds serve as collateral in a financing transaction. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(f)	All or a portion of security is subject to a recourse agreement, which may require the Trust to pay the liquidity provider in the event there is a shortfall between the TOB trust certificates and proceeds received from the sale of the security contributed to the TOB trust. In the case of a shortfall, the aggregate maximum potential amount the Trust could ultimately be required to pay under the agreement, which expires on November 15, 2019 is $5,295,486.

(g)	Investments in issuers considered to be an affiliate of the Trust during the six months ended February 28, 2014, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliate	Shares Held at August 31, 2013	Net Activity	Shares Held at February 28, 2014	Income
FFI Institutional Tax-Exempt Fund	6,144,050	3,827,135	9,971,185	$1,482

(h)	Represents the current yield as of report date.

•	Financial futures contracts outstanding as of February 28, 2014 were as follows:

Contracts Sold	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
(760)	10-Year US Treasury Note	Chicago Board of Trade	June 2014	$94,643,750	$(170,170)

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Trust has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2014	55

Schedule of Investments (concluded)	BlackRock MuniVest Fund, Inc. (MVF)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements. The following tables summarize the Trust ‘s investments and derivative financial instruments categorized in the disclosure hierarchy as of February 28, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$999,681,858	—	$999,681,858
Short-Term Securities	$9,971,185	—	—	9,971,185

Total	$9,971,185	$999,681,858	—	$1,009,653,043

[1] See above Schedule of Investments for values in each state or political subdivision.
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Liabilities:
Interest rate contracts	$(170,170)	—	—	$(170,170)
[2] Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The carrying amount for certain of the Trust’s assets and/or liabilities approximates fair value for financial statement purposes. As of February 28, 2014, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$1,221,000	—	—	$1,221,000
Liabilities:
TOB trust certificates	—	$(149,177,344)	—	(149,177,344)
VMTP Shares	—	(243,800,000)	—	(243,800,000)

Total	$1,221,000	$(392,977,344)	—	$(391,756,344)

There were no transfers between levels during the six months ended February 28, 2014.

See Notes to Financial Statements.

56	SEMI-ANNUAL REPORT	FEBRUARY 28, 2014

Statements of Assets and Liabilities

February 28, 2014 (Unaudited)	BlackRock Municipal Bond Investment Trust (BIE)	BlackRock Municipal Bond Trust (BBK)	BlackRock Municipal Income Investment Quality Trust (BAF)	BlackRock Municipal Income Quality Trust (BYM)	BlackRock Municipal Income Trust II (BLE)	BlackRock MuniHoldings Investment Quality Fund (MFL)	BlackRock MuniVest Fund, Inc. (MVF)

Assets
Investments at value — unaffiliated[1]	$84,296,783	$258,569,776	$203,022,774	$613,295,895	$550,739,340	$886,255,035	$999,681,858
Investments at value — affiliated[2]	412,295	602,767	630,953	6,139,479	5,572,132	5,349,443	9,971,185
Cash pledged for financial futures contracts	73,000	302,000	183,000	549,000	567,000	758,000	1,221,000
Interest receivable	950,098	2,897,692	2,305,423	6,584,380	6,769,476	10,833,591	13,090,938
Investments sold receivable	—	2,129,027	1,058,731	—	—	15,315,703	505,062
Variation margin receivable on financial futures contracts	9,715	40,307	24,597	70,278	74,619	101,903	157,092
Deferred offering costs	137,437	48,720	39,523	66,530	71,018	463,181	107,337
Prepaid expenses	68,042	36,862	35,509	46,397	34,857	85,610	41,100

Total assets	85,947,370	264,627,151	207,300,510	626,751,959	563,828,442	919,162,466	1,024,775,572

Accrued Liabilities
Income dividends payable — Common Shares	253,740	825,102	599,335	2,033,283	1,923,147	2,703,256	3,614,996
Investments purchased payable	—	2,991,313	537,270	—	—	3,223,618	1,530,000
Investment advisory fees payable	37,089	128,494	86,237	262,608	234,204	381,665	387,806
Officer’s and Trustees’ fees payable	8,143	28,809	21,451	66,463	60,592	199,633	155,179
Interest expense and fees payable	2,365	4,353	4,784	20,497	10,426	19,239	26,278
Other accrued expenses payable	24,154	66,351	58,533	87,571	86,170	268,728	109,487

Total accrued liabilities	325,491	4,044,422	1,307,610	2,470,422	2,314,539	6,796,139	5,823,746

Other Liabilities
TOB trust certificates	16,235,837	18,224,759	32,344,766	99,830,779	70,266,599	89,456,878	149,177,344
VRDP Shares, at liquidation value of $100,000 per share[3,4]	17,800,000	—	—	—	—	274,600,000	—
VMTP Shares, at liquidation value of $100,000 per share[3,4]	—	79,900,000	42,200,000	137,200,000	151,300,000	—	243,800,000

Total other liabilities	34,035,837	98,124,759	74,544,766	237,030,779	221,566,599	364,056,878	392,977,344

Total liabilities	34,361,328	102,169,181	75,852,376	239,501,201	223,881,138	370,853,017	398,801,090

Net Assets Applicable to Common Shareholders	$51,586,042	$162,457,970	$131,448,134	$387,250,758	$339,947,304	$548,309,449	$625,974,482

Net Assets Applicable to Common Shareholders Consist of
Paid-in capital[5,6,7]	$47,273,688	$149,422,659	$124,083,751	$374,758,607	$332,752,122	$525,940,982	$581,767,155
Undistributed net investment income	720,925	3,232,775	1,481,396	5,079,468	5,223,479	6,759,090	9,800,487
Accumulated net realized loss	(2,992,023)	(2,134,193)	(5,881,090)	(21,311,593)	(16,228,874)	(41,323,754)	(31,726,197)
Net unrealized appreciation/depreciation	6,583,452	11,936,729	11,764,077	28,724,276	18,200,577	56,933,131	66,133,037

Net Assets Applicable to Common Shareholders	$51,586,042	$162,457,970	$131,448,134	$387,250,758	$339,947,304	$548,309,449	$625,974,482

Net asset value per Common Share	$15.45	$15.46	$15.02	$14.67	$14.49	$14.50	$9.78

[1] Investments at cost — unaffiliated	$77,702,807	$246,589,385	$191,232,052	$584,495,490	$532,457,932	$829,211,517	$933,378,651
[2] Investments at cost — affiliated	$412,295	$602,767	$630,953	$6,139,479	$5,572,132	$5,349,443	$9,971,185
[3] Preferred Shares outstanding:
Par value $0.001 per share	178	799	422	1,372	1,513	—	—
Par value $0.10 per share	—	—	—	—	—	2,746	2,438
[4] Preferred Shares authorized, including Auction Market Preferred Shares (“AMPS”)	unlimited	unlimited	unlimited	unlimited	unlimited	1 million	10 million
[5] Common Shares outstanding	3,338,684	10,510,852	8,749,418	26,406,273	23,453,016	37,807,776	63,982,238
[6] Par value per Common Share	$0.001	$0.001	$0.001	$0.001	$0.001	$0.10	$0.10
[7] Common Shares authorized	unlimited	unlimited	unlimited	unlimited	unlimited	unlimited	150 million

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2014	57

Statements of Operations

Six Months Ended February 28, 2014 (Unaudited)	BlackRock Municipal Bond Investment Trust (BIE)	BlackRock Municipal Bond Trust (BBK)	BlackRock Municipal Income Investment Quality Trust (BAF)	BlackRock Municipal Income Quality Trust (BYM)	BlackRock Municipal Income Trust II (BLE)	BlackRock MuniHoldings Investment Quality Fund (MFL)	BlackRock MuniVest Fund, Inc. (MVF)

Investment Income
Interest	$2,030,490	$6,522,563	$4,605,056	$14,387,884	$13,596,511	$20,917,843	$25,036,124
Income — affiliated	144	544	341	1,178	1,147	1,247	1,482

Total income	2,030,634	6,523,107	4,605,397	14,389,062	13,597,658	20,919,090	25,037,606

Expenses
Investment advisory	269,196	813,275	548,048	1,680,752	1,482,968	2,423,613	2,468,792
Liquidity fees	82,035	—	—	—	—	901,488	—
Professional	23,648	36,764	31,787	43,900	42,749	56,809	59,154
Accounting services	7,851	20,915	18,566	29,844	29,845	58,081	63,746
Remarketing fees on Preferred Shares	8,949	—	—	—	—	136,172	—
Officer and Trustees	2,903	9,479	7,431	22,275	19,700	38,812	39,789
Transfer agent	8,187	12,399	10,936	19,458	17,519	24,170	28,391
Custodian	4,777	8,036	7,646	14,521	15,831	20,745	19,984
Printing	2,947	4,162	3,661	6,028	5,499	7,819	8,172
Registration	1,943	1,899	1,956	1,997	2,244	2,745	6,110
Miscellaneous	27,148	32,454	28,731	39,009	40,283	45,373	44,658

Total expenses excluding interest expense, fees and amortization of offering costs	439,584	939,383	658,762	1,857,784	1,656,638	3,715,827	2,738,796
Interest expense, fees and amortization of offering costs[1]	78,704	535,243	358,490	1,096,095	1,046,857	676,629	1,803,378

Total expenses	518,288	1,474,626	1,017,252	2,953,879	2,703,495	4,392,456	4,542,174
Less fees waived by Manager	(33,213)	(305)	(220)	(681)	(625)	(230,089)	(815)

Total expenses after fees waived	485,075	1,474,321	1,017,032	2,953,198	2,702,870	4,162,367	4,541,359

Net investment income	1,545,559	5,048,786	3,588,365	11,435,864	10,894,788	16,756,723	20,496,247

Realized and Unrealized Gain (Loss)
Net realized loss from:
Investments	(652,598)	(2,005,154)	(3,352,220)	(5,216,748)	(4,768,784)	(9,528,832)	(921,864)
Financial futures contracts	(4,082)	(180,608)	(10,577)	(258,706)	(491,595)	(43,891)	(329,447)

	(656,680)	(2,185,762)	(3,362,797)	(5,475,454)	(5,260,379)	(9,572,723)	(1,251,311)

Net change in unrealized appreciation/depreciation on:
Investments	4,583,349	16,472,366	13,883,558	38,273,088	33,673,406	55,645,517	44,384,327
Financial futures contracts	(10,524)	(43,662)	(26,645)	(76,129)	(80,831)	(110,387)	(170,170)

	4,572,825	16,428,704	13,856,913	38,196,959	33,592,575	55,535,130	44,214,157

Total realized and unrealized gain	3,916,145	14,242,942	10,494,116	32,721,505	28,332,196	45,962,407	42,962,846

Net Increase in Net Assets Applicable to Common Shareholders Resulting from Operations	$5,461,704	$19,291,728	$14,082,481	$44,157,369	$39,226,984	$62,719,130	$63,459,093

[1] Related to TOBs, VRDP Shares and/or VMTP Shares.

See Notes to Financial Statements.

58	SEMI-ANNUAL REPORT	FEBRUARY 28, 2014

Statements of Changes in Net Assets

	BlackRock Municipal Bond Investment Trust (BIE)
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	Six Months Ended February 28, 2014 (Unaudited)	Year Ended August 31, 2013

Operations
Net investment income	$1,545,559	$3,009,781
Net realized loss	(656,680)	(514,362)
Net change in unrealized appreciation/depreciation	4,572,825	(8,100,674)

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	5,461,704	(5,605,255)

Dividends to Common Shareholders From
Net investment income	(1,522,440)	(3,094,784)[1]

Capital Share Transactions
Reinvestment of common dividends	—	16,133

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	3,939,264	(8,683,906)
Beginning of period	47,646,778	56,330,684

End of period	$51,586,042	$47,646,778

Undistributed net investment income, end of period	$720,925	$697,806

	BlackRock Municipal Bond Trust (BBK)
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	Six Months Ended February 28, 2014 (Unaudited)	Year Ended August 31, 2013

Operations
Net investment income	$5,048,786	$10,121,543
Net realized gain (loss)	(2,185,762)	1,996,264
Net change in unrealized appreciation/depreciation	16,428,704	(27,894,939)

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	19,291,728	(15,777,132)

Dividends and Distributions to Common Shareholders From
Net investment income	(4,969,169)	(10,235,733)[1]
Net realized gain	(867,349)	(1,455,701)[1]

Decrease in net assets resulting from dividends and distributions to Common Shareholders	(5,836,518)	(11,691,434)

Capital Share Transactions
Reinvestment of common dividends	—	255,741

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	13,455,210	(27,212,825)
Beginning of period	149,002,760	176,215,585

End of period	$162,457,970	$149,002,760

Undistributed net investment income, end of period	$3,232,775	$3,153,158

[1]	Determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2014	59

Statements of Changes in Net Assets

	BlackRock Municipal Income Investment Quality Trust (BAF)
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	Six Months Ended February 28, 2014 (Unaudited)	Year Ended August 31, 2013

Operations
Net investment income	$3,588,365	$7,099,697
Net realized loss	(3,362,797)	(1,504,631)
Net change in unrealized appreciation/depreciation	13,856,913	(22,035,087)

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	14,082,481	(16,440,021)

Dividends to Common Shareholders From
Net investment income	(3,596,011)	(7,226,601)[1]

Capital Share Transactions
Reinvestment of common dividends	—	41,052

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	10,486,470	(23,625,570)
Beginning of period	120,961,664	144,587,234

End of period	$131,448,134	$120,961,664

Undistributed net investment income, end of period	$1,481,396	$1,489,042

	BlackRock Municipal Income Quality Trust (BYM)
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	Six Months Ended February 28, 2014 (Unaudited)	Year Ended August 31, 2013

Operations
Net investment income	$11,435,864	$23,897,300
Net realized gain (loss)	(5,475,454)	2,074,437
Net change in unrealized appreciation/depreciation	38,196,959	(71,172,199)

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	44,157,369	(45,200,462)

Dividends to Common Shareholders From
Net investment income	(12,278,917)	(24,710,368)[1]

Capital Share Transactions
Reinvestment of common dividends	—	498,568

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	31,878,452	(69,412,262)
Beginning of period	355,372,306	424,784,568

End of period	$387,250,758	$355,372,306

Undistributed net investment income, end of period	$5,079,468	$5,922,521

[1] Determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

60	SEMI-ANNUAL REPORT	FEBRUARY 28, 2014

Statements of Changes in Net Assets

	BlackRock Municipal Income Trust II (BLE)
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	Six Months Ended February 28, 2014 (Unaudited)	Year Ended August 31, 2013

Operations
Net investment income	$10,894,788	$22,707,879
Net realized gain (loss)	(5,260,379)	1,783,167
Net change in unrealized appreciation/depreciation	33,592,575	(65,487,095)

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	39,226,984	(40,996,049)

Dividends to Common Shareholders From
Net investment income	(11,759,411)	(24,096,233)[1]

Capital Share Transactions
Reinvestment of common dividends	150,439	647,211

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	27,618,012	(64,445,071)
Beginning of period	312,329,292	376,774,363

End of period	$339,947,304	$312,329,292

Undistributed net investment income, end of period	$5,223,479	$6,088,102

	BlackRock MuniHoldings Investment Quality Fund (MFL)
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	Six Months Ended February 28, 2014 (Unaudited)	Year Ended August 31, 2013

Operations
Net investment income	$16,756,723	$32,713,247
Net realized loss	(9,572,723)	(9,831,710)
Net change in unrealized appreciation/depreciation	55,535,130	(90,463,253)

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	62,719,130	(67,581,716)

Dividends to Common Shareholders From
Net investment income	(16,219,536)	(34,131,947)[1]

Capital Share Transactions
Reinvestment of common dividends	—	743,537

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	46,499,594	(100,970,126)
Beginning of period	501,809,855	602,779,981

End of period	$548,309,449	$501,809,855

Undistributed net investment income, end of period	$6,759,090	$6,221,903

[1] Determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2014	61

Statements of Changes in Net Assets

	BlackRock MuniVest Fund, Inc. (MVF)
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	Six Months Ended February 28, 2014 (Unaudited)	Year Ended August 31, 2013

Operations
Net investment income	$20,496,247	$42,884,784
Net realized loss	(1,251,311)	(1,650,054)
Net change in unrealized appreciation/depreciation	44,214,157	(94,389,898)

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	63,459,093	(53,155,168)

Dividends to Common Shareholders From
Net investment income	(22,202,607)	(45,202,014)[1]

Capital Share Transactions
Reinvestment of common dividends	—	3,867,890

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	41,256,486	(94,489,292)
Beginning of period	584,717,996	679,207,288

End of period	$625,974,482	$584,717,996

Undistributed net investment income, end of period	$9,800,487	$11,506,847

[1] Determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

62	SEMI-ANNUAL REPORT	FEBRUARY 28, 2014

Statements of Cash Flows

Six Months Ended February 28, 2014 (Unaudited)	BlackRock Municipal Bond Investment Trust (BIE)	BlackRock Municipal Bond Trust (BBK)	BlackRock Municipal Income Investment Quality Trust (BAF)	BlackRock Municipal Income Quality Trust (BYM)	BlackRock Municipal Income Trust II (BLE)	BlackRock MuniHoldings Investment Quality Fund (MFL)	BlackRock MuniVest Fund, Inc. (MVF)

Cash Provided by Operating Activities
Net Increase in net assets resulting from operations	$5,461,704	$19,291,728	$14,082,481	$44,157,369	$39,226,984	$62,719,130	$63,459,093
Adjustments to reconcile net increase in net assets resulting from operations to net cash used for operating activities:
Increase in interest receivable	(84,042)	(28,748)	(89,133)	(59,679)	(139,590)	(604,099)	(231,188)
Increase in cash pledged for financial futures contracts	(73,000)	(302,000)	(183,000)	(549,000)	(567,000)	(758,000)	(1,221,000)
Increase in prepaid expenses	(30,789)	(32,484)	(31,733)	(36,751)	(25,877)	(23,627)	(30,254)
Increase in variation margin receivable on financial futures contracts	(9,715)	(40,307)	(24,597)	(70,278)	(74,619)	(101,903)	(157,092)
Decrease in investment advisory fees payable	(3,790)	(8,782)	(10,136)	(26,461)	(22,331)	(36,872)	(41,467)
Decrease in interest expense and fees payable	(2,997)	(1,293)	(5,320)	(21,305)	(16,259)	(20,460)	(32,122)
Increase (decrease) in other accrued expenses payable	(520)	8,119	(3,419)	(11,762)	4,963	(30,111)	(1,946)
Increase in Officer’s and Trustees’ fees payable	547	2,091	1,425	4,615	4,238	25,012	11,050
Net realized loss on investments	652,598	2,005,154	3,352,220	5,216,748	4,768,784	9,528,832	921,864
Net unrealized gain on investments	(4,583,349)	(16,472,366)	(13,883,558)	(38,273,088)	(33,673,406)	(55,645,517)	(44,384,327)
Amortization of premium and accretion of discount on investments	108,198	(720,869)	412,908	(569,545)	202,251	1,557,466	749,914
Proceeds from sales of long-term investments	11,554,850	35,605,551	42,506,203	80,774,557	61,459,557	146,161,840	73,386,020
Purchases of long-term investments	(12,426,616)	(35,822,445)	(41,610,845)	(62,321,981)	(53,992,811)	(171,535,443)	(66,393,749)
Net proceeds from sales (purchases) of short-term securities	1,467,748	1,067,186	521,221	(952,402)	(2,388,916)	31,482,131	(3,827,135)

Cash provided by operating activities	2,030,827	4,550,535	5,034,717	27,261,037	14,765,968	22,718,379	22,207,661

Cash Used for Financing Activities
Receipts from TOB trust certificates	—	1,185,515	—	—	5,866,524	—	625,000
Payments for TOB trust certificates	(519,986)	—	(1,500,377)	(15,116,928)	(9,131,070)	(6,502,289)	(532,310)
Cash dividends paid to Common Shareholders	(1,522,440)	(5,836,518)	(3,596,011)	(12,305,323)	(11,678,411)	(16,219,536)	(22,362,560)
Increase in amortization of deferred offering costs	11,599	28,842	23,841	38,830	41,357	3,446	62,209

Cash used for financing activities	(2,030,827)	(4,622,161)	(5,072,547)	(27,383,421)	(14,901,600)	(22,718,379)	(22,207,661)

Cash
Net decrease in cash	—	(71,626)	(37,830)	(122,384)	(135,632)	—	—
Cash at beginning of period	—	71,626	37,830	122,384	135,632	—	—

Cash at end of period	—	—	—	—	—	—	—

Supplemental Disclosure of Cash Flow Information
Cash paid during the period for interest and fees	$70,102	$507,694	$339,969	$1,078,570	$1,021,759	$693,643	$1,773,291

Non-Cash Financing Activities
Capital Shares issued in reinvestment of dividends paid to Common Shareholders	—	—	—	—	$150,439	—	—

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2014	63

Financial Highlights	BlackRock Municipal Bond Investment Trust (BIE)

	Six Months Ended February 28, 2014 (Unaudited)		Year Ended August 31,
			2013	2012		2011		2010		2009

Per Share Operating Performance
Net asset value, beginning of period	$14.27		$16.88	$14.67		$15.51		$14.16		$14.86

Net investment income[1]	0.46		0.90	0.92		1.03		1.02		1.03
Net realized and unrealized gain (loss)	1.18		(2.58)	2.26		(0.89)		1.27		(0.76)
Dividends to AMPS Shareholders from net investment income	—		—	(0.00)[2]		(0.02)		(0.02)		(0.13)

Net increase (decrease) from investment operations	1.64		(1.68)	3.18		0.12		2.27		0.14

Dividends to Common Shareholders from net investment income	(0.46)		(0.93)[3]	(0.97)[3]		(0.96)[3]		(0.92)[3]		(0.84)[3]

Net asset value, end of period	$15.45		$14.27	$16.88		$14.67		$15.51		$14.16

Market price, end of period	$13.96		$13.14	$16.61		$14.22		$15.60		$13.20

Total Investment Return Applicable to Common Shareholders[4]
Based on net asset value	11.95%	[5]	(10.35)%	22.36%		1.29%		16.80%		2.43%

Based on market price	9.84%	[5]	(16.10)%	24.21%		(2.38)%		26.02%		(0.64)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.12%	[6]	2.09%	2.21%	[7]	1.81%	[7]	1.57%	[7]	1.71%	[7]

Total expenses after fees waived and paid indirectly	1.98%	[6]	1.96%	2.12%	[7]	1.66%	[7]	1.35%	[7]	1.36%	[7]

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[8]	1.66%	[6,9]	1.60% [9]	1.72%	[7,9]	1.39%	[7]	1.15%	[7]	1.25%	[7]

Net investment income	6.32%	[6]	5.45%	5.78%	[7]	7.25%	[7]	6.92%	[7]	7.98%	[7]

Dividends to AMPS Shareholders	—		—	0.01%		0.13%		0.15%		1.01%

Net investment income to Common Shareholders	6.32%	[6]	5.45%	5.77%		7.12%		6.77%		6.97%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$51,586		$47,647	$56,331		$48,941		$51,708		$47,203

AMPS outstanding at $25,000 liquidation preference, end of period (000)	—		—	—		$17,850		$17,850		$17,850

VRDP Shares outstanding at $100,000 liquidation value, end of period (000)	$17,800		$17,800	$17,800		—		—		—

Portfolio turnover	14%		32%	36%		25%		47%		71%

Asset coverage per AMPS at $25,000 liquidation preference, end of period	—		—	—		$93,546		$97,421		$91,112

Asset coverage per VRDP Shares at $100,000 liquidation value, end of period	$389,809		$367,678	$416,465		—		—		—

[1]	Based on average Common Shares outstanding.

[2]	Amount is greater than $(0.005) per share.

[3]	Determined in accordance with federal income tax regulations.

[4]

Total investment returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Annualized.

[7]	Does not reflect the effect of dividends to AMPS shareholders.

[8]

Interest expense, fees and amortization of offering costs relate to TOBs and/or VRDP Shares. See Note 3 and Note 9 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VRDP Shares, respectively.

[9]

For the six months ended February 28, 2014 and the years ended August 31, 2013 and August 31, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 1.29%, 1.27% and 1.42%, respectively.

See Notes to Financial Statements.

64	SEMI-ANNUAL REPORT	FEBRUARY 28, 2014

Financial Highlights	BlackRock Municipal Bond Trust (BBK)

	Six Months Ended February 28, 2014 (Unaudited)		Year Ended August 31,
			2013	2012		2011		2010		2009

Per Share Operating Performance
Net asset value, beginning of period	$14.18		$16.79	$14.48		$15.29		$13.23		$13.96

Net investment income[1]	0.48		0.96	1.01		1.14		1.14		1.14
Net realized and unrealized gain (loss)	1.35		(2.46)	2.37		(0.87)		1.97		(0.83)
Dividends to AMPS Shareholders from net investment income	—		—	(0.01)		(0.03)		(0.03)		(0.13)

Net increase (decrease) from investment operations	1.83		(1.50)	3.37		0.24		3.08		0.18

Dividends and distributions to Common Shareholders from:
Net investment income	(0.47)		(0.97)[2]	(1.06)[2]		(1.05)[2]		(1.02)[2]		(0.91)[2]
Net realized gain	(0.08)		(0.14)[2]	—		—		—		—

Total dividends and distributions to Common Shareholders	(0.55)		(1.11)	(1.06)		(1.05)		(1.02)		(0.91)

Net asset value, end of period	$15.46		$14.18	$16.79		$14.48		$15.29		$13.23

Market price, end of period	$14.54		$13.49	$17.16		$14.86		$15.79		$13.80

Total Investment Return Applicable to Common Shareholders[3]
Based on net asset value	13.42%	[4]	(9.52)%	23.96%		2.02%		24.13%		2.52%

Based on market price	12.12%	[4]	(15.78)%	23.45%		1.38%		22.90%		7.48%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.92%	[5]	1.82%	1.69%	[6]	1.33%	[6]	1.29%	[6]	1.51%	[6]

Total expenses after fees waived and paid indirectly	1.91%	[5]	1.82%	1.64%	[6]	1.19%	[6]	1.08%	[6]	1.19%	[6]

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[7]	1.22%	[5]	1.17%	1.18%	[6,8]	1.16%	[6]	1.05%	[6]	1.10%	[6]

Net investment income	6.56%	[5]	5.85%	6.39%	[6]	8.15%	[6]	8.08%	[6]	9.67%	[6]

Dividends to AMPS Shareholders	—		—	0.04%		0.19%		0.22%		1.11%

Net investment income to Common Shareholders	6.56%	[5]	5.85%	6.35%		7.96%		7.86%		8.56%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$162,458		$149,003	$176,216		$151,471		$159,216		$137,030

AMPS outstanding at $25,000 liquidation preference, end of period (000)	—		—	—		$79,900		$79,900		$79,900

VMTP Shares outstanding at $100,000 liquidation value, end of period (000)	$79,900		$79,900	$79,900		—		—		—

Portfolio turnover	15%		32%	46%		27%		51%		46%

Asset coverage per AMPS at $25,000 liquidation preference, end of period	—		—	—		$72,394		$74,819		$67,877

Asset coverage per VMTP Shares at $100,000 liquidation value, end of period	$303,327		$286,487	$320,545		—		—		—

[1]	Based on average Common Shares outstanding.

[2]	Determined in accordance with federal income tax regulations.

[3]

Total investment returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]	Annualized.

[6]	Does not reflect the effect of dividends to AMPS shareholders.

[7]

Interest expense, fees and amortization of offering costs relate to TOBs and/or VMTP Shares. See Note 3 and Note 9 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VMTP Shares, respectively.

[8]

For the year ended August 31, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 1.16%.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2014	65

Financial Highlights	BlackRock Municipal Income Investment Quality Trust (BAF)

	Six Months Ended February 28, 2014 (Unaudited)		Year Ended August 31,
			2013	2012		2011		2010		2009

Per Share Operating Performance
Net asset value, beginning of period	$13.83		$16.53	$14.50		$15.08		$14.06		$14.23

Net investment income[1]	0.41		0.81	0.83		0.91		0.94		0.91
Net realized and unrealized gain (loss)	1.19		(2.68)	2.09		(0.58)		0.95		(0.27)
Dividends to AMPS Shareholders from net investment income	—		—	(0.00)[2]		(0.02)		(0.02)		(0.09)

Net increase (decrease) from investment operations	1.60		(1.87)	2.92		0.31		1.87		0.55

Dividends to Common Shareholders from net investment income	(0.41)		(0.83)[3]	(0.89)[3]		(0.89)[3]		(0.85)[3]		(0.72)[3]

Net asset value, end of period	$15.02		$13.83	$16.53		$14.50		$15.08		$14.06

Market price, end of period	$13.64		$12.82	$16.24		$13.92		$15.64		$13.01

Total Investment Return Applicable to Common Shareholders[4]
Based on net asset value	12.05%	[5]	(11.69)%	20.76%		2.62%		13.93%		5.36%

Based on market price	9.77%	[5]	(16.68)%	23.59%		(5.01)%		27.70%		11.70%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.63%	[6]	1.63%	1.49%	[7]	1.25%	[7]	1.23%	[7]	1.60%	[7]

Total expenses after fees waived and paid indirectly	1.63%	[6]	1.63%	1.49%	[7]	1.23%	[7]	1.14%	[7]	1.40%	[7]

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering cost[8]	1.05%	[6]	1.03%	1.06%	[7,9]	1.09%	[7]	0.97%	[7]	0.98%	[7]

Net investment income	5.75%	[6]	5.02%	5.31%	[7]	6.51%	[7]	6.54%	[7]	7.04%	[7]

Dividends to AMPS Shareholders	—		—	0.02%		0.12%		0.14%		0.66%

Net investment income to Common Shareholders	5.75%	[6]	5.02%	5.29%		6.39%		6.40%		6.38%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$131,448		$120,962	$144,587		$126,783		$131,772		$122,825

AMPS outstanding at $25,000 liquidation preference, end of period (000)	—		—	—		$42,275		$42,275		$42,275

VMTP Shares outstanding at $100,000 liquidation value, end of period (000)	$42,200		$42,200	$42,200		—		—		—

Portfolio turnover	21%		43%	51%		33%		26%		45%

Asset coverage per AMPS at $25,000 liquidation preference, end of period	—		—	—		$99,975		$102,926		$97,637

Asset coverage per VMTP Shares at $100,000 liquidation value, end of period	$411,488		$386,639	$442,624		—		—		—

[1]	Based on average Common Shares outstanding.

[2]	Amount is greater than $(0.005) per share.

[3]	Determined in accordance with federal income tax regulations.

[4]

Total investment returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Annualized.

[7]	Does not reflect the effect of dividends to AMPS shareholders.

[8]

Interest expense, fees and amortization of offering costs relate to TOBs and/or VMTP Shares. See Note 3 and Note 9 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VMTP Shares, respectively.

[9]

For the year ended August 31, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs, liquidity and remarketing fees was 1.05%.

See Notes to Financial Statements.

66	SEMI-ANNUAL REPORT	FEBRUARY 28, 2014

Financial Highlights	BlackRock Municipal Income Quality Trust (BYM)

	Six Months Ended February 28, 2014 (Unaudited)		Year Ended July 31,
			2013	2012		2011		2010		2009

Per Share Operating Performance
Net asset value, beginning of period	$13.46		$16.11	$14.09		$14.64		$13.55		$14.04

Net investment income[1]	0.43		0.91	0.93		0.97		0.96		0.91
Net realized and unrealized gain (loss)	1.25		(2.62)	2.02		(0.58)		1.00		(0.55)
Dividends to AMPS shareholders from net investment income	—		—	(0.00)[2]		(0.02)		(0.02)		(0.10)

Net increase (decrease) from investment operations	1.68		(1.71)	2.95		0.37		1.94		0.26

Dividends to Common Shareholders from net investment income	(0.47)		(0.94)[3]	(0.93)[3]		(0.92)[3]		(0.85)[3]		(0.75)[3]

Net asset value, end of period	$14.67		$13.46	$16.11		$14.09		$14.64		$13.55

Market price, end of period	$13.59		$12.59	$16.73		$13.85		$15.26		$13.69

Total Investment Return Applicable to Common Shareholders[4]
Based on net asset value	12.90%	[5]	(11.13)%	21.54%		3.09%		14.74%		2.83%

Based on market price	11.82%	[5]	(19.96)%	28.40%		(2.79)%		18.42%		10.58%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.61%	[6]	1.55%	1.46%	[7]	1.25%	[7]	1.15%	[7]	1.38%	[7]

Total expenses after fees waived and paid indirectly	1.61%	[6]	1.55%	1.46%	[7]	1.24%	[7]	1.06%	[7]	1.20%	[7]

Total expenses after fees waived and paid indirectly and excluding interest expense and fees and amortization of offering costs[8]	1.01%	[6]	0.96%	1.00%	[7,9]	1.07%	[7]	0.92%	[7]	0.93%	[7]

Net investment income	6.23%	[6]	5.77%	6.12%	[7]	7.15%	[7]	6.85%	[7]	7.23%	[7]

Dividends to AMPS Shareholders	—		—	0.03%		0.14%		0.15%		0.76%

Net investment income to Common Shareholders	6.23%	[6]	5.77%	6.09%		7.01%		6.70%		6.47%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$387,251		$355,372	$424,785		$371,014		$384,563		$355,334

AMPS outstanding at $25,000 liquidation preference, end of period (000)	—		—	—		$137,250		$137,250		$137,250

VMTP Shares outstanding at $100,000 liquidation value, end of period (000)	$137,200		$137,200	$137,200		—		—		—

Portfolio turnover	10%		24%	17%		19%		13%		18%

Asset coverage per AMPS at $25,000 liquidation value, end of period	—		—	—		$92,580		$95,049		$89,725

Asset coverage per VMTP Shares at $100,000 liquidation value, end of period	$382,253		$359,018	$409,610		—		—		—

[1]	Based on average Common Shares outstanding.

[2]	Amount is greater than $(0.005) per share.

[3]	Determined in accordance with federal income tax regulations.

[4]

Total investment returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Annualized.

[7]	Does not reflect the effect of dividends to AMPS shareholders.

[8]

Interest expense, fees and amortization of offering costs relate to TOBs and/or VMTP. See Note 3 and Note 9 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VMTP shares, respectively.

[9]

For the year ended August 31, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 0.99%.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2014	67

Financial Highlights	BlackRock Municipal Income Trust II (BLE)

	Six Months Ended February 28, 2014 (Unaudited)		Year Ended August 31,
			2013	2012		2011		2010		2009

Per Share Operating Performance
Net asset value, beginning of period	$13.32		$16.10	$13.96		$14.63		$12.78		$13.60

Net investment income[1]	0.46		0.97	1.02		1.08		1.08		1.09
Net realized and unrealized gain (loss)	1.21		(2.72)	2.14		(0.73)		1.77		(0.95)
Dividends to AMPS shareholders from net investment income	—		—	(0.01)		(0.02)		(0.03)		(0.12)

Net increase (decrease) from investment operations	1.67		(1.75)	3.15		0.33		2.82		0.02

Dividends to Common Shareholders from net investment income	(0.50)		(1.03)[2]	(1.01)[2]		(1.00)[2]		(0.97)[2]		(0.84)[2]

Net asset value, end of period	$14.49		$13.32	$16.10		$13.96		$14.63		$12.78

Market price, end of period	$13.88		$13.20	$16.74		$14.13		$15.22		$13.45

Total Investment Return Applicable to Common Shareholders[3]
Based on net asset value	12.85%	[4]	(11.60)%	23.25%		2.70%		22.83%		1.54%

Based on market price	9.08%	[4]	(15.75)%	26.61%		(0.07)%		21.42%		9.52%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.68%	[5]	1.67%	1.55%	[6]	1.18%	[6]	1.16%	[6]	1.36%	[6]

Total expenses after fees waived and paid indirectly	1.68%	[5]	1.67%	1.48%	[6]	1.10%	[6]	1.08%	[6]	1.19%	[6]

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[7]	1.03%	[5]	1.00%	0.96%	[6,8]	1.01%	[6]	0.99%	[6]	1.05%	[6]

Net investment income	6.78%	[5]	6.17%	6.74%	[6]	7.94%	[6]	7.89%	[6]	9.69%	[6]

Dividends to AMPS Shareholders	—		—	0.03%		0.17%		0.20%		1.07%

Net investment income to Common Shareholders	6.78%	[5]	6.17%	6.71%		7.77%		7.69%		8.62%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$339,947		$312,329	$376,774		$325,713		$340,269		$296,070

AMPS outstanding at $25,000 liquidation preference, end of period (000)	—		—	—		$151,300		$151,300		$151,300

VMTP Shares outstanding at $100,000 liquidation value, end of period (000)	$151,300		$151,300	$151,300		—		—		—

Portfolio turnover	10%		17%	24%		16%		29%		19%

Asset coverage per AMPS at $25,000 liquidation preference, end of period	—		—	—		$78,819		$81,226		$73,923

Asset coverage per VMTP Shares at $100,000 liquidation value, end of period	$324,684		$306,430	$349,025		—		—		—

[1]	Based on average Common Shares outstanding.

[2]	Determined in accordance with federal income tax regulations.

[3]

Total investment returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]	Annualized.

[6]	Does not reflect the effect of dividends to AMPS shareholders.

[7]

Interest expense, fees and amortization of offering costs relate to TOBs and/or VMTP Shares. See Note 3 and Note 9 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VMTP Shares, respectively.

[8]

For the year ended August 31, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 0.94%.

See Notes to Financial Statements.

68	SEMI-ANNUAL REPORT	FEBRUARY 28, 2014

Financial Highlights	BlackRock MuniHoldings Investment Quality Fund (MFL)

	Six Months Ended February 28, 2014 (Unaudited)		Year Ended August 31,
			2013	2012		2011		2010		2009

Per Share Operating Performance
Net asset value, beginning of period	$13.27		$15.96	$14.00		$14.69		$13.57		$13.50

Net investment income[1]	0.44		0.87	0.86		0.95		0.96		0.94
Net realized and unrealized gain (loss)	1.22		(2.66)	2.02		(0.71)		1.04		(0.03)
Dividend to AMPS Shareholders from net investment income	—		—	—		(0.02)		(0.03)		(0.13)

Net increase (decrease) from investment operations	1.66		(1.79)	2.88		0.22		1.97		0.78

Dividends to Common Shareholders from net investment income	(0.43)		(0.90)[2]	(0.92)[2]		(0.91)[2]		(0.85)[2]		(0.71)[2]

Net asset value, end of period	$14.50		$13.27	$15.96		$14.00		$14.69		$13.57

Market price, end of period	$13.34		$12.59	$16.13		$13.84		$14.65		$12.63

Total Investment Return Applicable to Common Shareholders[3]
Based on net asset value	12.95%	[4]	(11.70)%	21.22%		2.01%		15.22%		7.36%

Based on market price	9.53%	[4]	(17.11)%	23.93%		1.12%		23.46%		16.19%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.69%	[5]	1.71%	1.87%		1.37%	[6]	1.17%	[6]	1.32%	[6]

Total expenses after fees waived and paid indirectly	1.61%	[5]	1.62%	1.80%		1.30%	[6]	1.09%	[6]	1.20%	[6]

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[7]	1.34%	[5,8]	1.29% [8]	1.39%	[8]	1.14%	[6]	1.01%	[6]	1.07%	[6]

Net investment income	6.46%	[5]	5.55%	5.76%		7.03%	[6]	6.85%	[6]	7.48%	[6]

Dividends to AMPS Shareholders	—		—	—		0.18%		0.21%		1.05%

Net investment income to Common Shareholders	6.46%		5.55%	5.76%		6.85%		6.64%		6.43%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$548,309		$501,810	$602,780		$528,173		$553,367		$511,013

AMPS outstanding at $25,000 liquidation preference, end of period (000)	—		—	—		—		$274,650		$274,650

VRDP Shares outstanding at $100,000 liquidation value, end of period (000)	$274,600		$274,600	$274,600		$274,600		—		—

Portfolio turnover	16%		59%	44%		32%		38%		40%

Asset coverage per AMPS at $25,000 liquidation preference, end of period	—		—	—		—		$75,371		$71,516

Asset coverage per VRDP Shares at $100,000 liquidation value, end of period	$299,676		$282,742	$319,152		$292,343		—		—

[1]	Based on average Common Shares outstanding.

[2]	Determined in accordance with federal income tax regulations.

[3]

Total investment returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]	Annualized.

[6]	Does not reflect the effect of dividends to AMPS shareholders.

[7]

Interest expense and fees relate to TOBs and/or VRDP Shares. See Note 3 and Note 9 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VRDP Shares, respectively.

[8]

For the six months ended February 28, 2014, the year ended August 31, 2013 and the year ended August 31, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering cost, liquidity and remarketing fees was 0.94%, 0.92% and 0.99%, respectively.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2014	69

Financial Highlights	BlackRock MuniVest Fund, Inc. (MVF)

	Six Months Ended February 28, 2014 (Unaudited)		Year Ended August 31,
			2013	2012		2011		2010		2009

Per Share Operating Performance
Net asset value, beginning of period	$9.14		$10.68	$9.55		$10.01		$8.98		$8.91

Net investment income[1]	0.32		0.67	0.69		0.73		0.73		0.70
Net realized and unrealized gain (loss)	0.67		(1.50)	1.16		(0.47)		0.97		(0.03)
Dividends to AMPS Shareholders from net investment income	—		—	(0.01)		(0.02)		(0.02)		(0.06)

Net increase (decrease) from investment operations	0.99		(0.83)	1.84		0.24		1.68		0.61

Dividends to Common Shareholders from net investment income	(0.35)		(0.71)[2]	(0.71)[2]		(0.70)[2]		(0.65)[2]		(0.54)[2]

Net asset value, end of period	$9.78		$9.14	$10.68		$9.55		$10.01		$8.98

Market price, end of period	$9.50		$8.91	$11.28		$9.73		$10.38		$8.91

Total Investment Return Applicable to Common Shareholders[3]
Based on net asset value	11.07%	[4]	(8.39)%	19.85%		2.90%		19.31%		8.18%

Based on market price	10.67%	[4]	(15.45)%	24.24%		1.11%		24.69%		14.81%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.52%	[5]	1.54%	1.51%	[6]	1.28%	[6]	1.22%	[6]	1.53%	[6]

Total expenses after fees waived and paid indirectly	1.52%	[5]	1.54%	1.51%	[6]	1.28%	[6]	1.22%	[6]	1.50%	[6]

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[7]	0.92%	[5]	0.91%	0.98%	[6,8]	1.05%	[6]	1.03%	[6]	1.14%	[6]

Net investment income	6.86%	[5]	6.43%	6.79%	[6]	7.93%	[6]	7.71%	[6]	8.74%	[6]

Dividends to AMPS Shareholders	—		—	0.05%		0.18%		0.19%		0.78%

Net investment income to Common Shareholders	6.86%	[5]	6.43%	6.74%		7.75%		7.52%		7.96%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$625,974		$584,718	$679,207		$602,234		$625,195		$555,889

AMPS outstanding at $25,000 liquidation preference, end of period (000)	—		—	—		$243,825		$243,825		$243,825

VMTP Shares outstanding at $100,000 liquidation value, end of period (000)	$243,800		$243,800	$243,800		—		—		—

Portfolio turnover	7%		11%	11%		10%		25%		31%

Asset coverage per AMPS at $25,000 liquidation preference, end of period	—		—	—		$86,749		$89,106		$81,999

Asset coverage per VMTP Shares at $100,000 liquidation value, end of period	$356,757		$339,835	$378,592		—		—		—

[1]	Based on average Common Shares outstanding.

[2]	Determined in accordance with federal income tax regulations.

[3]

Total investment returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]	Annualized.

[6]	Does not reflect the effect of dividends to AMPS shareholders.

[7]

Interest expense, fees and amortization of offering costs relate to TOBs and/or VMTP Shares. See Note 3 and Note 9 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VMTP Shares, respectively.

[8]

For the year ended August 31, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 0.96%.

See Notes to Financial Statements.

70	SEMI-ANNUAL REPORT	FEBRUARY 28, 2014

Notes to Financial Statements (Unaudited)

1. Organization:

BlackRock Municipal Bond Investment Trust (“BIE”) and BlackRock Municipal Bond Trust (“BBK”), BlackRock Municipal Income Investment Quality Trust (“BAF”), BlackRock Municipal Income Quality Trust (“BYM”) and BlackRock Municipal Income Trust II (“BLE”) are organized as Delaware statutory trusts. BlackRock MuniHoldings Investment Quality Fund (“MFL”) and BlackRock MuniVest Fund, Inc. (“MVF”) are organized as a Massachusetts business trust and as a Maryland corporation, respectively. BIE, BBK, BAF, BYM, BLE, MFL and MVF are referred to herein collectively as the “Trusts”. BBK, BYM and BLE are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as diversified, closed-end management investment companies. BAF, BIE, MFL and MVF are registered under the 1940 Act as non-diversified, closed-end management investment companies. The Boards of Directors and Boards of Trustees of the Trusts are collectively referred to throughout this report as the “Board of Trustees” or the “Board”, and the directors/trustees thereof are collectively referred to throughout this report as “Trustees”. The Trusts determine and make available for publication the NAVs of their Common Shares on a daily basis.

2. Significant Accounting Policies:

The Trusts’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Trusts:

Valuation: US GAAP defines fair value as the price the Trusts would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trusts determine the fair value of their financial instruments at market value using independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Trusts for all financial instruments.

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments. Financial futures contracts traded on exchanges are valued at their last sale price. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value. Investments in open-end registered investment companies are valued at NAV each business day.

In the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that each Trust might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement, which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and is adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trusts’ pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Segregation and Collateralization: In cases where a Trust enters into certain investments (e.g., financial futures contracts) or certain borrowings (e.g., TOBs) that would be “senior securities” for 1940 Act purposes, the Trust may segregate or designate on its books and records cash or liquid securities having a market value at least equal to the amount of the Trust’s future obligations under such investments or borrowings. Doing so allows the investment or borrowing to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Trust may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2014	71

Notes to Financial Statements (continued)

Dividends and Distributions: Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend date. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Dividends and distributions to Preferred Shareholders are accrued and determined as described in Note 9.

Income Taxes: It is each Trust’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

Each Trust files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Trusts’ US federal tax returns remains open for each of the four years ended August 31, 2013. The statutes of limitations on each Trust’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Trusts’ facts and circumstances and does not believe there are any uncertain tax positions that require recognition of a tax liability.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Trust’s Board, the independent Trustees (“Independent Trustees”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain other BlackRock Closed-End Funds selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain other BlackRock Closed-End Funds.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Trust. Deferred compensation liabilities are included in officer’s and trustees’ fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Trusts until such amounts are distributed in accordance with the Plan.

Other: Expenses directly related to a Trust are charged to that Trust. Other operating expenses shared by several trusts are pro rated among those trusts on the basis of relative net assets or other appropriate methods.

The Trusts have an arrangement with the custodians whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodians impose fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Zero-Coupon Bonds: The Trusts may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Forward Commitments and When-Issued Delayed Delivery Securities: The Trusts may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Trusts may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Trusts may be required to pay more at settlement than the security is worth. In addition, the Trusts are not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Trusts assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Trusts’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions, which is shown in the Schedules of Investments.

Municipal Bonds Transferred to TOBs: The Trusts leverage their assets through the use of TOBs. A TOB is a special purpose entity established by a third party sponsor, into which a trust, or an agent on behalf of the trusts, transfers municipal bonds into a trust (“TOB Trust”). Other trusts managed by the investment advisor may also contribute municipal bonds to a TOB into which a Trust has contributed bonds. A TOB typically issues two classes of beneficial interests: short-term floating rate certificates (“TOB Trust Certificates”), which are sold to third party investors, and residual certificates (“TOB Residuals”), which are generally issued to the participating trusts that contributed the municipal bonds to the TOB Trust. If multiple trusts participate in the same TOB, the rights and obligations under the TOB Residual will be shared among the trusts ratably in proportion to their participation.

The TOB Residuals held by a Trust include the right of a Trust (1) to cause the holders of a proportional share of the TOB Trust Certificates to tender their certificates at par plus accrued interest upon the occurrence of certain mandatory tender events defined in the TOB agreements, and (2) to transfer, subject to a specified number of days’ prior notice, a corresponding share of the municipal bonds from the TOB to a Trust. The TOB may also be collapsed without the consent of a Trust, as the TOB Residual holder, upon the occurrence of certain termination events as defined in the TOB agreements. Such termination events may include the bankruptcy or default of the municipal bond, a substantial downgrade in credit quality of the municipal bond, the inability of the TOB to obtain renewal of the liquidity support agreement, a substantial decline in market value of the municipal bond and a judgment or ruling that interest on the municipal bond is subject to federal income taxation. Upon the occurrence of a termination event, the TOB would generally be liquidated in full with the proceeds typically applied first to any accrued fees owed to the trustee, remarketing agent and liquidity provider, and then to the holders of the TOB Trust Certificates up to par plus accrued interest owed on the TOB Trust Certificates, with the balance paid out to the TOB Residual holder. During the six months ended February 28, 2014, no TOBs in which the Trusts participated were terminated without the consent of the Trusts.

72	SEMI-ANNUAL REPORT	FEBRUARY 28, 2014

Notes to Financial Statements (continued)

The cash received by the TOB from the sale of the TOB Trust Certificates, less transaction expenses, is paid to a Trust. The Trust typically invests the cash received in additional municipal bonds. Each Trust’s transfer of the municipal bonds to a TOB Trust is accounted for as a secured borrowing; therefore, the municipal bonds deposited into a TOB are presented in the Trusts’ Schedules of Investments and the TOB Trust Certificates are shown in other liabilities in the Statements of Assets and Liabilities. The carrying amount of each Trust’s payable to the holder of the TOB Trust Certificates, as reported in Statements of Assets and Liabilities as TOB Trust Certificates, approximates its fair value.

The Trusts may invest in TOBs on either a non-recourse or recourse basis. TOB Trusts are typically supported by a liquidity facility provided by a bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment from the Liquidity Provider of par plus accrued interest on any business day prior to the occurrence of the termination events described above. When a Trust invests in TOBS on a non-recourse basis, and the Liquidity Provider is required to make a payment under the liquidity facility due to a termination event, the Liquidity Provider will typically liquidate all or a portion of the municipal securities held in the TOB Trust and then trust, on a net basis, the balance, if any, of the amount owed under the liquidity facility over the liquidation proceeds (the “Liquidation Shortfall”). If a Trust invests in a TOB on a recourse basis, the Trust will typically enter into a reimbursement agreement with the Liquidity Provider where the Trust is required to repay the Liquidity Provider the amount of any Liquidation Shortfall. As a result, a Trust investing in recourse TOB will bear the risk of loss with respect to any Liquidation Shortfall. If multiple trusts participate in any such TOB, these losses will be shared ratably, including the maximum potential amounts owed by Trusts at February 28, 2014, in proportion to their participation. The recourse TOB Trusts are identified in the Schedules of Investments, including the maximum potential amounts owed by the Trusts at February 28, 2014.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by the Trusts on an accrual basis. Interest expense incurred on the secured borrowing and other expenses related to remarketing, administration and trustee services to a TOB are shown as interest expense, fees and amortization of offering costs in the Statements of Operations. The TOB Trust Certificates have interest rates that generally reset weekly and their holders have the option to tender such certificates to the TOB for redemption at par at each reset date. At February 28, 2014, the aggregate value of the underlying municipal bonds transferred to TOBs, the related liability for TOB Trust Certificates and the range of interest rates on the liability for TOB Trust Certificates were as follows:

	Underlying Municipal Bonds Transferred to TOBs	Liability for TOB Trust Certificates	Range of Interest Rates
BIE	$30,723,914	$16,235,837	0.03% - 0.28%
BBK	$32,024,291	$18,224,759	0.03% - 0.25%
BAF	$57,867,073	$32,344,766	0.03% - 0.28%
BYM	$186,287,630	$99,830,779	0.03% - 0.31%
BLE	$120,639,443	$70,266,599	0.03% - 0.25%
MFL	$172,005,337	$89,456,878	0.03% - 0.28%
MVF	$291,243,701	$149,177,344	0.03% - 0.13%

For the six months ended February 28, 2014, the Trusts’ average TOB Trust Certificates outstanding and the daily weighted average interest rate, including fees, were as follows:

	Average TOB Trust Certificates Outstanding	Daily Weighted Average Interest Rate
BIE	$16,363,981	0.65%
BBK	$17,168,766	0.65%
BAF	$32,825,994	0.69%
BYM	$108,687,596	0.62%
BLE	$68,297,252	0.61%
MFL	$91,019,291	0.69%
MVF	$149,243,531	0.61%

Should short-term interest rates rise, the Trusts’ investments in TOBs may adversely affect the Trusts’ net investment income and dividends to Common Shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB Trust may adversely affect the Trusts’ NAVs per share.

4. Derivative Financial Instruments:

The Trusts engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Trusts and/or to economically hedge their exposure to certain risks such as interest rate risk. These contracts may be transacted on an exchange.

Financial Futures Contracts: The Trusts purchase and/or sell financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk). Financial futures contracts are agreements between the Trusts and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date.

Upon entering into a financial futures contract, the Trusts are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Schedules of Investments and cash deposited, if any, is recorded on the Statements of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Trusts agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin. Variation margin is recorded by the Trusts as unrealized appreciation or depreciation and, if applicable, as a receivable or payable for variation margin in the Statements of Assets and Liabilities.

When the contract is closed, the Trusts record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates and the underlying assets.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2014	73

Notes to Financial Statements (continued)

The following is a summary of the Trusts’ derivative financial instruments categorized by risk exposure:
Fair Values of Derivative Financial Instruments as of February 28, 2014
Liabilities Derivatives
		BIE	BBK	BAF	BYM	BLE	MFL	MVF
	Statements of Assets and Liabilities Location
Interest rate contracts	Net unrealized depreciation[1]	$(10,524)	$(43,662)	$(26,645)	$(76,129)	$(80,831)	$(110,387)	$(170,170)

[1]

Includes cumulative appreciation/depreciation on financial futures contracts as reported in the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

The Effect of Derivative Financial Instruments in the Statements of Operations Six Months Ended February 28, 2014
	Net Realized Gain (Loss) From
	BIE	BBK	BAF	BYM	BLE	MFL	MVF
Interest rate contracts:
Financial futures contracts	$(4,082)	$(180,608)	$(10,577)	$(258,706)	$(491,595)	$(43,891)	$(329,447)

	Net Change in Unrealized Depreciation on
	BIE	BBK	BAF	BYM	BLE	MFL	MVF
Interest rate contracts:
Financial futures contracts	$(10,524)	$(43,662)	$(26,645)	$(76,129)	$(80,831)	$(110,387)	$(170,170)

For the six months ended February 28, 2014, the average quarterly balances of outstanding derivative financial instruments were as follows:

	BIE	BBK	BAF	BYM	BLE	MFL	MVF
Financial futures contracts:
Average number of contracts sold	39	130	99	283	231	408	440
Average notional value of contracts sold	$4,889,414	$16,194,297	$12,348,594	$35,417,383	$28,809,922	$51,149,414	$54,920,313

Counterparty Credit Risk: A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Trusts since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Trust does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Trusts.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

Each Trust entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Trusts’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Trust’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Trust. For such services, each Trust pays the Manager a monthly fee based on a percentage of each Trust’s average weekly net assets, except MFL and MVF, which are based on average daily net assets, at the following annual rates:

BIE	0.65%
BBK	0.65%
BAF	0.55%
BYM	0.55%
BLE	0.55%
MFL	0.55%
MVF	0.50%

Average weekly net assets and average daily net assets are the average weekly or the average daily value of each Trust’s total assets minus its total accrued liabilities.

The Manager entered into a sub-advisory agreement with BlackRock Financial Management, Inc. (“BFM”), an affiliate of the Manager, with respect to BIE, BBK, BAF, BYM and BLE, and BlackRock Investment Management, LLC (“BIM”), an affiliate of the Manager, with respect to MFL and MVF. The Manager pays BFM and BIM, for services they provide, a monthly fee that is a percentage of the investment advisory fees paid by each Trust to the Manager.

74	SEMI-ANNUAL REPORT	FEBRUARY 28, 2014

Notes to Financial Statements (continued)

The Manager voluntarily agreed to waive a portion of the investment advisory fees or other expenses, with respect to BIE as a percentage of its average weekly net assets of 0.08%. With respect to MFL, the Manager voluntarily agreed to waive its investment advisory fees on the proceeds of Preferred Shares and TOBs that exceed 35% of its total assets minus its total accrued liabilities. The amounts waived are included in fees waived by Manager in the Statements of Operations. For the six months ended February 28, 2014, the amounts included in fees waived by Manager were as follows:

BIE	$33,132
MFL	$229,332

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Trust pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with each Trust’s investment in other affiliated investment companies, if any. These amounts are included in fees waived by Manager in the Statements of Operations. For the six months ended February 28, 2014, the amounts waived were as follows:

BIE	$81
BBK	$305
BAF	$220
BYM	$681
BLE	$625
MFL	$757
MVF	$815

These voluntary waivers may be reduced or discontinued at any time without notice.

Certain officers and/or Trustees of the Trusts are officers and/or directors of BlackRock or its affiliates. The Trusts reimburse the Manager for a portion of the compensation paid to the Trusts’ Chief Compliance Officer, which is included in officer and trustees in the Statements of Operations.

6. Purchases and Sales:

Purchases and sales of investments, excluding short-term securities, for the six months ended February 28, 2014, were as follows:

	Purchases	Sales
BIE	$11,604,666	$11,554,850
BBK	$37,443,062	$36,219,511
BAF	$40,925,096	$43,564,934
BYM	$60,936,676	$80,774,557
BLE	$53,992,811	$59,559,458
MFL	$137,118,615	$157,515,161
MVF	$67,923,749	$72,320,349

7. Income Tax Information:

As of August 31, 2013, the Trusts had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires August 31,	BIE	BYM	BLE	MFL	MVF
2016	—	$3,216,104	—	—	—
2017	—	6,430,212	$2,066,643	$1,863,647	$7,618,622
2018	$150,549	2,209,430	4,366,226	11,734,707	—
2019	718,157	—	2,448,693	—	5,276,524
No expiration date[1]	—	—	—	—	6,692,484

Total	$868,706	$11,855,746	$8,881,562	$13,598,354	$19,587,630

[1]	Must be utilized prior to losses subject to expiration.

As of February 28, 2014, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

	BIE	BBK	BAF	BYM	BLE	MFL	MVF
Tax cost	$62,075,253	$228,356,933	$159,871,165	$493,218,135	$469,052,092	$746,515,482	$796,782,390

Gross unrealized appreciation	$6,646,045	$16,496,957	$12,601,262	$35,672,345	$28,851,567	$58,306,315	$73,505,834
Gross unrealized depreciation	(248,057)	(3,906,106)	(1,163,466)	(9,285,885)	(11,858,786)	(2,674,197)	(9,812,525)

Net unrealized appreciation	$6,397,988	$12,590,851	$11,437,796	$26,386,460	$16,992,781	$55,632,118	$63,693,309

8. Concentration, Market and Credit Risk:

Each Trust invests a substantial amount of their assets in issuers located in a single state or limited number of states. Please see the Schedules of Investments for concentrations in specific states or US territories.

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

In the normal course of business, the Trusts invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Trusts may decline in response to certain events, including those directly involving the issuers

SEMI-ANNUAL REPORT	FEBRUARY 28, 2014	75

Notes to Financial Statements (continued)

whose securities are owned by the Trusts; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Trusts may be exposed to counterparty credit risk, or the risk that an entity with which the Trusts have unsettled or open transactions may fail to or be unable to perform on its commitments. The Trusts manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Trusts to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Trusts’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Trusts.

The Trusts invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed income markets. See the Schedules of Investments for these securities and/or derivatives. Changes in market interest rates or economic conditions, including the Federal Reserve’s decision in December 2013 to taper its quantitative easing policy, may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Trusts may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

As of February 28, 2014, BIE, BAF and BYM invested a significant portion of their assets in securities in the county/city/special district/school district sector. BIE, BAF, BYM, MFL and MVF invested a significant portion of its assets in securities in the transportation sector. BBK and MVF invested a significant portion of its assets in securities in the health sector. BAF invested a significant portion of its assets in securities in the utilities sector. Changes in economic conditions affecting the county/city/special district/school district, transportation, health and utilities sectors would have a greater impact on the Trusts and could affect the value, income and/or liquidity of positions in such securities.

The Trusts may hold a significant amount of bonds subject to calls by the issuers at defined dates and prices. When bonds are called by issuers and the Trusts reinvest the proceeds received, such investments may be in securities with lower yields than the bonds originally held, and correspondingly, could adversely impact the yield and total return performance of a trust.

On December 10, 2013, regulators published final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”), which prohibit banking entities from engaging in proprietary trading of certain instruments and limit such entities’ investments in, and relationships with, “covered funds, as defined in the rules.” Banking entities subject to the rules are required to fully comply by July 21, 2015. These rules may preclude banking entities and their affiliates from (i) sponsoring TOB trust programs (as such programs are presently structured) and (ii) continuing relationships with or services for existing TOB trust programs. As a result, TOB trusts may need to be restructured or unwound. There can be no assurances that TOB trusts can be restructured, that new sponsors of TOB trusts will develop, or that alternative forms of leverage will be available to the Trust. Any alternative forms of leverage may be more or less advantageous to the Trust than existing TOB leverage.

TOB transactions constitute an important component of the municipal bond market. Accordingly, implementation of the Volcker Rule may adversely impact the municipal market, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. Any such developments could adversely affect the Trust. The ultimate impact of these rules on the TOB market and the overall municipal market is not yet certain.

9. Capital Share Transactions:

Each of BIE, BBK, BAF, BYM and BLE is authorized to issue an unlimited number of shares, including Preferred Shares, par value $0.001 per share, all of which were initially classified as Common Shares. The Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares, including AMPS, without approval of Common Shareholders.

MFL is authorized to issue an unlimited number of shares, including 1 million Preferred Shares, including AMPS, par value $0.10 per share.

MVF is authorized to issue 160 million shares, 150 million of which were initially classified as Common Shares, par value $0.10 per share and 10 million of which were classified as Preferred Shares, including AMPS, par value $0.10 per share.

Common Shares

For the periods shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

	Six Months Ended February 28, 2014	Year Ended August 31, 2013
BIE	—	937
BBK	—	15,055
BAF	—	2,424
BYM	—	30,719
BLE	10,827	40,304
MFL	—	45,928
MVF	—	361,054

Preferred Shares

Each Trust’s Preferred Shares rank prior to the Trust’s Common Shares as to the payment of dividends by the Trust and distribution of assets upon dissolution or liquidation of the Trust. The 1940 Act prohibits the declaration of any dividend on the Trust’s Common Shares or the repurchase of the Trust’s Common Shares if the Trust fails to maintain the asset coverage of at least 200% of the liquidation preference of the outstanding Preferred Shares. In addition, pursuant to the Preferred Shares’ governing instrument, the Trusts are restricted from declaring and paying dividends on classes of shares ranking junior to or on parity with the Preferred Shares or repurchasing such shares if the Trusts fail to declare and pay dividends on the Preferred Shares, redeem any Preferred Shares required to be redeemed under the Preferred Shares governing instrument or comply with the basic maintenance amount requirement of the rating agencies then rating the Preferred Shares.

76	SEMI-ANNUAL REPORT	FEBRUARY 28, 2014

Notes to Financial Statements (continued)

The holders of Preferred Shares have voting rights equal to the holders of Common Shares (one vote per share) and will vote together with holders of Common Shares (one vote per share) as a single class. However, the holders of Preferred Shares, voting as a separate class, are also entitled to elect two Trustees for each Trust. In addition, the 1940 Act requires that along with approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class would be required to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares, (b) change a Trust’s sub-classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

VRDP Shares

BIE and MFL (collectively, the “VRDP Trusts”), have issued Series W-7 VRDP Shares, $100,000 liquidation value per share, in a privately negotiated offering. The VRDP Shares were offered to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act of 1933, as amended, (the “Securities Act”) and include a liquidity feature, pursuant to a liquidity agreement, that allows the holders of VRDP Shares to have their shares purchased by the liquidity provider in the event of a failed remarketing. The VRDP Trusts are required to redeem the VRDP Shares owned by the liquidity provider after six months of continuous, unsuccessful remarketing. Upon the occurrence of the first unsuccessful remarketing, the VRDP Trusts are required to segregate liquid assets to fund the redemption. The VRDP Shares are subject to certain restrictions on transfer.

The VRDP Shares outstanding as of February 28, 2014 were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Maturity Date
BIE	9/15/11	178	$17,800,000	10/01/41
MFL	6/30/11	2,746	$274,600,000	7/01/41

The VRDP Trusts entered into a fee agreement with the liquidity provider that may require an initial commitment and a per annum liquidity fee payable to the liquidity provider. These fees, if applicable, are shown as liquidity fees in the Statements of Operations.

The initial fee agreement between BIE and the liquidity provider was for a 364 day term and was scheduled to expire on September 15, 2012 and subsequently extended until March 15, 2013, unless renewed or terminated in advance. On November 29, 2012, BIE entered into a new fee agreement with an alternate liquidity provider. The new fee agreement is for a 2-year term and is scheduled to expire on December 4, 2014, unless renewed or terminated in advance. The change in liquidity provider resulted in a mandatory tender of BIE’s VRDP Shares on November 28, 2012, which were successfully remarketed by the remarketing agent. The fee agreement between MFL and its liquidity provider was renewed for a 364-day term and is scheduled to expire on June 25, 2014, unless renewed or terminated in advance.

In the event the fee agreement is not renewed or is terminated in advance, and the VRDP Trusts do not enter into a fee agreement with an alternate liquidity provider, the VRDP Shares will be subject to mandatory purchase by the liquidity provider prior to the termination of the fee agreement. The VRDP Trusts are required to redeem any VRDP Shares purchased by the liquidity provider six months after the purchase date. Immediately after the purchase of any VRDP Shares by the liquidity provider, the VRDP Trusts are required to begin to segregate liquid assets with the VRDP Trust’s custodian to fund the redemption. There is no assurance the VRDP Trusts will replace such redeemed VRDP Shares with any other preferred shares or other form of leverage.

Each VRDP Trust is required to redeem its VRDP Shares on the maturity date, unless earlier redeemed or repurchased. Six months prior to the maturity date, each VRDP Trust is required to begin to segregate liquid assets with the Trust’s custodian to fund the redemption. In addition, VRDP Trusts are required to redeem certain of its outstanding VRDP Shares if it fails to maintain certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, the VRDP Shares may be redeemed, in whole or in part, at any time at the option of the VRDP Trusts. The redemption price per VRDP Share is equal to the liquidation value per share plus any outstanding unpaid dividends. In the event of an optional redemption of the VRDP Shares prior to the initial termination date of the fee agreement, the VRDP Trusts must pay the respective liquidity provider fees on such redeemed VRDP Shares for the remaining term of the fee agreement up to the initial termination date.

Dividends on the VRDP Shares are payable monthly at a variable rate set weekly by the remarketing agent. Such dividend rates are generally based upon a spread over a base rate and cannot exceed a maximum rate. In the event of a failed remarketing, the dividend rate of the VRDP Shares will be reset to a maximum rate. The maximum rate is determined based on, among other things, the long-term preferred share rating assigned to the VRDP Shares and the length of time that the VRDP Shares fail to be remarketed. At the date of issuance, the VRDP Shares were assigned a long-term rating of Aaa from Moody’s and AAA from Fitch. Subsequent to the issuance of the VRDP Shares, Moody’s completed a review of its methodology for rating securities issued by registered closed-end funds. As of February 28, 2014, the VRDP Shares were assigned a long-term rating of Aa1 from Moody’s under its new ratings methodology. The VRDP Shares continue to be assigned a long-term rating of AAA from Fitch.

The short-term ratings on the VRDP Shares are directly related to the short-term ratings of the liquidity provider for such VRDP Shares. Changes in the credit quality of the liquidity provider could cause a change in the short-term credit ratings of the VRDP Shares as rated by Moody’s, Fitch and/or S&P. A change in the short-term credit rating of the liquidity provider or the VRDP Shares may adversely affect the dividend rate paid on such shares, although the dividend rate paid on the VRDP Shares is not directly related based upon either short-term rating. As of February 28, 2014, the short-term ratings of the liquidity provider and the VRDP Shares for BIE were P1, F1 and A1 and for MFL were P1, F1 and A1 as rated by Moody’s, Fitch and/or S&P, respectively, which is within the two highest rating categories. The liquidity provider may be terminated prior to the scheduled termination date if the liquidity provider fails to maintain short-term debt ratings in one of the two highest rating categories.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2014	77

Notes to Financial Statements (continued)

For financial reporting purposes, the VRDP Shares are considered debt of the issuer; therefore, the liquidation value, which approximates fair value, of the VRDP Shares is recorded as a liability in the Statements of Assets and Liabilities. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends accrued and paid on the VRDP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. The VRDP Shares are treated as equity for tax purposes. Dividends paid to holders of the VRDP Shares are generally classified as tax-exempt income for tax-reporting purposes.

The VRDP Trusts may incur remarketing fees of 0.10% on the aggregate principal amount of all the VRDP Shares, which, if any, are included in remarketing fees on Preferred Shares in the Statements of Operations. All of the remarketable VRDP Shares that were tendered for remarketing during the six months ended February 28, 2014, were successfully remarketed.

The annualized dividend rates for the VRDP Shares for the six months ended February 28, 2014 were as follows:

BIE	0.15%
MFL	0.26%

VRDP Shares issued and outstanding remained constant for the six months ended February 28, 2014.

On February 28, 2014, the Board of MFL authorized MFL to designate an approximate three-year period (the “special rate period”), during which the VRDP Shares will not be subject to any remarketing and the dividend rate will be based on a predetermined methodology. The implementation of the special rate period resulted in a mandatory tender of the VRDP Shares prior to the commencement of the special rate period. The mandatory tender event was not the result of a failed remarketing. The VRDP Shares will remain subject to mandatory redemption by the Trusts on the VRDP Shares’ maturity date. The special rate period commenced on April 17, 2014.

The liquidity and fee agreements remain in effect for the duration of the special rate period and the VRDP Shares are still subject to mandatory redemption by the VRDP Trusts on maturity date. The VRDP Shares will not be remarketed or subject to optional or mandatory tender events during such time. During the special rate period, MFL is required to maintain the same asset coverage, basic maintenance amount and leverage requirements for the VRDP Shares. MFL will pay liquidity and remarketing fees during the special rate period and will also pay dividends monthly based on the sum of SIFMA Municipal Swap Index and a percentage per annum based on the long-term ratings assigned to the VRDP Shares. The short-term ratings were withdrawn by Moody’s, Fitch and/or S&P. Short-term ratings may be re-assigned upon the termination of the special rate period when the VRDP Shares revert back to remarketable securities.

If MFL redeems the VRDP Shares on a date that is one year or more before the end of the special rate period and the VRDP Shares are rated above A1/A+ by Moody’s, Fitch and S&P, then such redemption is subject to a redemption premium payable to the holder of the VRDP Shares based on the time remaining in the special rate period, subject to certain exceptions for redemptions that are required to maintain minimum asset coverage requirements. After April 19, 2017, the holder of the VRDP Shares and MFL may mutually agree to extend the special rate period. If the special rate period is not extended, the VRDP Shares will revert back to remarketable securities and will be remarketed and available for purchase by qualified institutional investors.

VMTP Shares

BBK, BAF, BYM, BLE and MVF (collectively, the “VMTP Trusts”), have issued Series W-7 VMTP Shares, $100,000 liquidation value per share, in a privately negotiated offering and sale of VMTP Shares exempt from registration under the Securities Act.

The VMTP Shares outstanding as of February 28, 2014 were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Term Date
BBK	12/16/11	799	$79,900,000	1/02/15
BAF	12/16/11	422	$42,200,000	1/02/15
BYM	12/16/11	1,372	$137,200,000	1/02/15
BLE	12/16/11	1,513	$151,300,000	1/02/15
MVF	12/16/11	2,438	$243,800,000	1/02/15

Each VMTP Trust is required to redeem its VMTP Shares on the term date, unless earlier redeemed or repurchased or unless extended. There is no assurance that the term of a Trust’s VMTP Shares will be extended or that a Trust’s VMTP Shares will be replaced with any other preferred shares or other form of leverage upon the redemption or repurchase of the VMTP Shares. Six months prior to term date, each VMTP Trust is required to begin to segregate liquid assets with the Trust’s custodian to fund the redemption. In addition, each VMTP Trust is required to redeem certain of its outstanding VMTP Shares if it fails to maintain certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, a Trust’s VMTP Shares may be redeemed, in whole or in part, at any time at the option of the Trust. The redemption price per VMTP Share is equal to the liquidation value per share plus any outstanding unpaid dividends and applicable redemption premium. If the Trust redeems the VMTP Shares on a date that is one year or more prior to the term date and the VMTP Shares are rated above A1/A+ by Moody’s and Fitch, respectively, then such redemption is subject to a prescribed redemption premium (up to 3% of the liquidation preference) payable to the holder of the VMTP Shares based on the time remaining to the term date, subject to certain exceptions for redemptions that are required to maintain minimum asset coverage requirements. The VMTP Shares are subject to certain restrictions on transfer, and a Trust may also be required to register the VMTP Shares for sale under the Securities Act under certain circumstances. In addition, amendments to the VMTP governing document generally require the consent of the holders of VMTP Shares.

Dividends on the VMTP Shares are declared daily and payable monthly at a variable rate set weekly at a fixed rate spread to the Securities Industry and Financial Markets Association Municipal Swap Index. The fixed spread is determined based on the long-term preferred share rating assigned to the VMTP Shares by Moody’s and Fitch. At the date of issuance, the VMTP Shares were assigned long-term ratings of Aaa from

78	SEMI-ANNUAL REPORT	FEBRUARY 28, 2014

Notes to Financial Statements (concluded)

Moody’s and AAA from Fitch. Subsequent to the issuance of the VMTP Shares, Moody’s completed a review of its methodology for rating securities issued by registered closed-end funds. As of February 28, 2014, the VMTP Shares were assigned a long-term rating of Aa1 from Moody’s under its new rating methodology. The VMTP Shares continue to be assigned a long-term rating of AAA from Fitch. The dividend rate on the VMTP Shares is subject to a step-up spread if the Trust fails to comply with certain provisions, including, among other things, the timely payment of dividends, redemptions or gross-up payments, and maintaining certain asset coverage and leverage requirements.

The average annualized dividend rates for the VMTP Shares for the six months ended February 28, 2014 were as follows:

BBK	1.06%
BAF	1.06%
BYM	1.06%
BLE	1.06%
MVF	1.06%

For financial reporting purposes, the VMTP Shares are considered debt of the issuer; therefore the liquidation value, which approximates fair value, of the VMTP Shares is recorded as a liability in the Statements of Assets and Liabilities. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends accrued and paid on the VMTP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. The VMTP Shares are treated as equity for tax purposes. Dividends paid to holders of the VMTP Shares are generally classified as tax-exempt income for tax-reporting purposes.

VMTP Shares issued and outstanding remained constant for the six months ended February 28, 2014.

Offering Costs: The Trusts incurred costs in connection with the issuance of VRDP Shares and/or VMTP Shares. For VRDP Shares, these costs were recorded as a deferred charge and will be amortized over the 30-year life of the VRDP Shares with the exception of upfront fees paid to the liquidity provider which were amortized over the life of the liquidity agreement. For VMTP Shares, these costs were recorded as a deferred charge and will be amortized over the 3-year life of the VMTP Shares. Amortization of these costs is included in interest expense, fees and amortization of offering costs in the Statements of Operations.

10. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Trusts’ financial statements was completed through the date the financial statements were issued and the following items were noted:

Each Trust paid a net investment income dividend on April 1, 2014 to Common Shareholders of record on March 14, 2014 as follows:

Common Dividend Per Share
BIE	$0.0760
BBK	$0.0820
BAF	$0.0685
BYM	$0.0770
BLE	$0.0820
MFL	$0.0715
MVF	$0.0565

Additionally, the Trusts declared a net investment income dividend on April 1, 2014 payable to Common Shareholders of record on April 15, 2014 for the same amounts noted above.

The dividends declared on Preferred Shares for the period March 1, 2014 to March 31, 2014 were as follows:

	Series	Dividends Declared
BIE VRDP Shares	W-7	$1,975
BBK VMTP Shares	W-7	$71,144
BAF VMTP Shares	W-7	$37,575
BYM VMTP Shares	W-7	$122,164
BLE VMTP Shares	W-7	$134,719
MFL VRDP Shares	W-7	$54,168
MVF VMTP Shares	W-7	$207,082

SEMI-ANNUAL REPORT	FEBRUARY 28, 2014	79

Officers and Trustees

Richard E. Cavanagh, Chairman of the Board and Trustee

Karen P. Robards, Vice Chairperson of the Board, Chairperson of the Audit Committee and Trustee

Paul L. Audet, President1 and Trustee

Michael J. Castellano, Trustee and Member of the Audit Committee

Frank J. Fabozzi, Trustee and Member of the Audit Committee

Kathleen F. Feldstein, Trustee

James T. Flynn, Trustee and Member of the Audit Committee

Henry Gabbay, Trustee

Jerrold B. Harris, Trustee

R. Glenn Hubbard, Trustee

W. Carl Kester, Trustee and Member of the Audit Committee

John M. Perlowski, President2 and Chief Executive Officer

Brendan Kyne, Vice President

Robert W. Crothers, Vice President

Neal Andrews, Chief Financial Officer

Jay Fife, Treasurer

Brian Kindelan, Chief Compliance Officer and Anti-Money Laundering Officer

Janey Ahn, Secretary

[1]	For MFL.

[2]	For all Trusts except MFL.

Investment Advisor

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Advisors

BlackRock Investment Management, LLC3

Princeton, NJ 08540

BlackRock Financial Management, Inc.4

New York, NY 10055

Custodians

The Bank of New York Mellon3

New York, NY 10286

State Street Bank and Trust Company4

Boston, MA 02110

Transfer Agent

Common Shares

Computershare Trust Company, N.A.

Canton, MA 02021

VRDP Tender and Paying Agent and

VMTP Redemption and Paying Agent

The Bank of New York Mellon

New York, NY 10289

VRDP Liquidity Providers

Bank of America, N.A.5

New York, NY 10036

Barclays Bank PLC6

New York, NY 10019

VRDP Remarketing Agents

Merrill Lynch, Pierce, Fenner & Smith Incorporated5

New York, NY 10036

Barclays Capital Inc.6

New York, NY 10019

Accounting Agent

State Street Bank and Trust Company

Boston, MA 02116

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Legal Counsel

Skadden, Arps, Slate, Meagher & Flom LLP

New York, NY 10036

Address of the Trusts

100 Bellevue Parkway

Wilmington, DE 19809

[3]	For MFL and MVF.

[4]	For all Trusts except MFL and MVF.

[5]	For MFL.

[6]	For BIE.

80	SEMI-ANNUAL REPORT	FEBRUARY 28, 2014

Additional Information

Regulation Regarding Derivatives

Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subjects registered investment companies and advisers to registered investment companies to regulation by the CFTC if a fund invests more than a prescribed level of its net assets in CFTC-regulated futures, options and swaps (“CFTC Derivatives”), or if the fund markets itself as providing investment exposure to such instruments. To the extent a Trust uses CFTC-regulated futures, options and swaps, it intends to do so below such prescribed levels and will not market itself as a “commodity pool” or a vehicle for trading such instruments. Accordingly, BlackRock Advisors, LLC has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) pursuant to Rule 4.5 under the CEA. BlackRock Advisors, LLC is not, therefore, subject to registration or regulation as a “commodity pool operator” under the CEA in respect of each Trust.

Dividend Policy

Each Trusts’ dividend policy is to distribute all or a portion of their net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Trusts may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Trusts for any particular month may be more or less than the amount of net investment income earned by the Trusts during such month. The Trusts’ current accumulated but undistributed net investment income, if any, is disclosed in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

General Information

The Trusts do not make available copies of their Statements of Additional Information because the Trusts’ shares are not continuously offered, which means that the Statement of Additional Information of each Trust has not been updated after completion of the respective Trust’s offerings and the information contained in each Trust’s Statement of Additional Information may have become outdated.

During the period, there were no material changes in the Trusts’ investment objectives or policies or to the Trusts’ charters or by-laws that would delay or prevent a change of control of the Trusts that were not approved by the shareholders or in the principal risk factors associated with investment in the Trusts. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trusts’ portfolios.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Trusts may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website into this report.

Electronic Delivery

Electronic copies of most financial reports are available on the Trusts’ website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports by enrolling in the Trusts’ electronic delivery program.

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor to enroll. Please note that not all investment advisors, banks or brokerages may offer this service.

Householding

The Trusts will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call (800) 882-0052.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2014	81

Additional Information (continued)

General Information (concluded)

Availability of Quarterly Schedule of Investments

Each Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trusts’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. Each Trust’s Forms N-Q may also be obtained upon request and without charge by calling (800) 882-0052.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trusts use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 882-0052; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Trusts voted proxies relating to securities held in the Trusts’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 882-0052 and (2) on the SEC’s website at http://www.sec.gov.

Availability of Trust Updates

BlackRock will update performance and certain other data for the Trusts on a monthly basis on its website in the “Closed-end Funds” section of http://www.blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to periodically check the website for updated performance information and the release of other material information about the Trusts. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website into this report.

Shelf Offering Program

From time-to-time, each Trust may seek to raise additional equity capital through an equity shelf program (a “Shelf Offering”). In a Shelf Offering, a Trust may, subject to market conditions, raise additional equity capital by issuing new Common Shares from time to time in varying amounts at a net price at or above the Trust’s net asset value (“NAV”) per Common Share (calculated within 48 hours of pricing). While any such Shelf Offering may allow a Trust to pursue additional investment opportunities without the need to sell existing portfolio investments, it could also entail risks — including that the issuance of additional Common Shares may limit the extent to which the Common Shares are able to trade at a premium to NAV in the secondary market. The Trusts have not filed a registration statement with respect to any Shelf Offerings. This report is not an offer to sell Trust Common Shares and is not a solicitation of an offer to buy Trust Common Shares. If a Trust files a registration statement with respect to any Shelf Offering, the prospectus contained therein will contain more complete information about the Trust and should be read carefully before investing.

82	SEMI-ANNUAL REPORT	FEBRUARY 28, 2014

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2014	83

This report is transmitted to shareholders only. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Trusts have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in the short-term dividend rates of the Preferred Shares, may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

CEF-NTL-7-2/14-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable to this semi-annual report

Item 6 –

Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable to this semi-annual report

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies
(a) Not Applicable to this semi-annual report
(b) As of the date of this filing, there have been no changes in any of the portfolio managers identified in the most recent annual report on Form N-CSR.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by
Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

2

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Municipal Income Investment Quality Trust

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Municipal Income Investment Quality Trust

Date: May 1, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Municipal Income Investment Quality Trust

Date: May 1, 2014

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Municipal Income Investment Quality Trust

Date: May 1, 2014

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